Registration No. 333-136305

Registration No. 811-21933

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933	/ /

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 7	/ X /
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	/ /

Amendment No. 23	/ X /

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202

(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code	414-271-1444

RAYMOND J. MANISTA, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Chad E. Fickett, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-1209

Approximate Date of Proposed Public Offering                         Continuous

It is proposed that this filing will become effective (check appropriate space)

immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2011 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (DATE) pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Northwestern Mutual Variable Life Account II under flexible premium variable adjustable life insurance policies.

Prospectus

May 1, 2011

Executive Variable Universal Life

Issued by The Northwestern Mutual Life Insurance Company

and Northwestern Mutual Variable Life Account II

This prospectus describes a flexible premium variable universal life insurance policy (the “Policy”) issued by The Northwestern Mutual Life Insurance Company. The Policy is an individual life insurance policy available to business groups that qualify for certain underwriting programs we offer. You should consider the Policy in conjunction with other insurance you own. Replacing your existing life insurance with this Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy. Please consult your Financial Representative.

You may choose to invest your Net Premiums in up to 30 Divisions of the Northwestern Mutual Variable Life Account II (the “Separate Account”). Each Division of the Separate Account invests exclusively in shares of a series of a Fund (a “Portfolio”). Each Portfolio available as an investment option under the Policy is identified below:

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	International Growth Portfolio
Focused Appreciation Portfolio	Research International Core Portfolio*
Large Cap Core Stock Portfolio	International Equity Portfolio
Large Cap Blend Portfolio*	Emerging Markets Equity Portfolio*
Index 500 Stock Portfolio	Money Market Portfolio
Large Company Value Portfolio*	Short-Term Bond Portfolio*
Domestic Equity Portfolio	Select Bond Portfolio
Equity Income Portfolio	Long-Term U.S. Government Bond Portfolio*
Mid Cap Growth Stock Portfolio	Inflation Protection Portfolio*
Index 400 Stock Portfolio	High Yield Bond Portfolio
Mid Cap Value Portfolio	Multi-Sector Bond Portfolio*
Small Cap Growth Stock Portfolio	Commodities Return Strategy Portfolio*
Index 600 Stock Portfolio*	Balanced Portfolio
Small Cap Value Portfolio	Asset Allocation Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio
VIP Contrafund® Portfolio*

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio*

Russell Investment Funds Multi-Style Equity Fund	Russell Investment Funds LifePoints® Variable Target Portfolio Series
Aggressive Equity Fund	Moderate Strategy Fund*
Global Real Estate Securities Fund	Balanced Strategy Fund*
Non-U.S. Fund	Growth Strategy Fund*
Core Bond Fund	Equity Growth Strategy Fund*

* Please note that we do not expect these Portfolios to be available as an investment option under the Policy until July 1, 2011 or thereafter, depending on approval in your state.

Please note that the Policy and the Portfolios are not guaranteed to achieve their goals;

are not federally insured; are not bank deposits; are not endorsed by any bank or government agency; and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the laws of the state in which the Policy is issued. Some of the terms of the policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain Policy features;
•	free look rights, including the length of free look period and refund amounts; and
•	portfolio transfer rights.

Please carefully read this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents of this Prospectus

Summary of Policy Benefits and Risks

The Policy is a flexible premium variable universal life insurance policy, meaning it is designed to permit you, within limits, to choose the timing, amount and frequency of Premium Payments, change your Death Benefit option, and change the face amount of your Policy, your beneficiary and your investment selections. You may also change to Fixed Paid-Up life insurance. The Life Insurance Benefit payable to your beneficiary may vary and your Policy Value will vary based on the investment performance of the Divisions you choose. You may make withdrawals and loans from your Policy Value subject to certain conditions described in the Policy and this prospectus. You may surrender the Policy at any time. We do not guarantee any minimum Policy Value or Cash Surrender Value. You could lose some or all of your money.

This summary describes the Policy’s important benefits and risks. More complete information is included elsewhere in this prospectus, in the Portfolio prospectuses and in the Policy. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined at the end of this prospectus in the Glossary of Terms.

Benefits of the Policy

Death Benefit    The primary benefit of the Policy is the life insurance protection that it provides. The Policy offers three Death Benefit options:

Option A—Specified Amount;

Option B—Specified Amount Plus Policy Value; and

Option C—Specified Amount Plus Cumulative

Premiums Paid Minus Cumulative Withdrawals.

Under each of these options, you select the face amount of your Policy (generally, not less than $50,000), referred to as the “Specified Amount,” subject to our limits described in the section “Specified Amount.” We increase the Death Benefit, if necessary, in order for the Policy to qualify as life insurance under the Code using one of two formulas that you select to calculate a minimum Death Benefit. We also offer a Death Benefit Guarantee under which you select a Death Benefit Guarantee Period (up to the lifetime of the Insured) during which the Policy is guaranteed not to terminate provided you make certain Premium Payments referred to as “Benchmark Premiums.” After a Policy is issued, you may change your Death Benefit option or the Specified Amount upon written request, subject to our approval. A Death Benefit option change may result in changes to or termination of the Death Benefit Guarantee. You also may elect to change the Policy to Fixed Paid-Up insurance subject to certain conditions described in the section “Fixed Paid-Up Insurance.”

Surrenders, Withdrawals and Loans    You may surrender your Policy, without charge, for the Cash Surrender Value. You may also withdraw part of your Policy Value, subject to certain conditions. In addition, you may borrow up to a maximum of 90% of your Policy Value, less any existing Policy Debt on the date of the loan. Withdrawals and loans reduce your Cash Surrender Value and Life Insurance Benefit, may have a negative impact on your Death Benefit Guarantee and increase the risk that your Policy will lapse. Surrenders, withdrawals, and loans also may have adverse tax consequences.

Payment Plan Options    The Life Insurance Benefit and surrender proceeds are payable in a lump sum or under one of several fixed payment plan options we offer. More detailed information concerning these payment plan options is included elsewhere in this prospectus.

Allocation of Premiums and Invested Assets    Within limits, you control the amount and timing of Premium Payments. You may direct the allocation of your Premium Payments among the Divisions of the Separate Account, change your investment selections, and transfer Invested Assets among the Divisions subject to certain limitations. You also may make automated transactions using our Dollar Cost Averaging and Portfolio Rebalancing programs.

Your Policy Value is your Invested Assets plus your Policy Debt on any given day. In general, Invested Assets are equal to your Premium Payments, less Premium Expense Charges, withdrawals, loans, Monthly Policy Charges, and service charges and adjusted for investment results of the Divisions to which you allocate Invested Assets.

Optional Benefits    Two optional benefits are available under the Policy:

•	the Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability; and
•	the Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability.

You may select either the Payment of Specified Monthly Charges Upon Total Disability Benefit or the Payment of Selected Monthly Premium Upon Total Disability Benefit, but not both. These optional benefits are not available for all Issue Ages and underwriting classifications, and may not be available in all states. (See “Optional Benefits.”) The waiver benefits may be elected, subject to underwriting, as to Insureds between Attained Ages 18 and 59.

Right to Return Policy    You may return your Policy for a refund within 10 days (or later where required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. The amount of your refund will equal the sum of (a) the Invested Assets under your Policy on the date we receive your returned Policy or a written cancellation request at our Home Office plus (b) any previously deducted Premium Expense Charge, Monthly Policy Charges and Service Charges, unless state law requires otherwise. A complete explanation of your right to return the Policy may be found on the face page of your Policy.

Executive Variable Universal Life Prospectus

Tax Considerations    Your Policy is structured to meet the definition of a life insurance contract under the Code. We may need to limit the amount of Premium Payments you make under the Policy to ensure that your Policy continues to meet that definition. Current federal tax law generally excludes all Death Benefits of a life insurance policy from the gross income of the beneficiary. In addition, you generally are not subject to taxation on any increase in the Policy Value until a withdrawal is made or the Policy is surrendered or otherwise terminated, and you will be able to transfer Invested Assets among the Divisions of the Separate Account tax free. Generally, you are taxed at ordinary income rates on surrender and withdrawal proceeds only if those amounts, when added to all previous distributions, exceed the total Premium Payments made.

Risks of the Policy

Policy for Long-Term Protection    Your Policy is designed to serve your long-term life insurance protection need. It is not suitable for short-term life insurance protection nor short-term investing.

Investment Risk    Your Policy Value will fluctuate with the performance of the Divisions among which you allocate your Invested Assets. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect depending on the investment performance of the corresponding Portfolios. Your Invested Assets are not guaranteed, and you can lose money. Depending on any Death Benefit Guarantee in effect, you may be required to pay more premiums than originally planned in order to keep the Policy in force.

A comprehensive discussion of the investment objectives and risks of each Portfolio may be found in each Portfolio’s prospectus. There is no assurance that any Portfolio will achieve its stated investment objective. The Policy is not designed for frequent or short-term trading.

Default Risk    Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits in excess of Invested Assets in the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy Lapse    Insufficient Premium Payments, poor investment results, withdrawals, unpaid loans, or loan interest may cause your Policy to lapse, meaning you will no longer have any life insurance coverage. If, on a Monthly Processing Date, the Cash Surrender Value is not enough to pay the Monthly Policy Charge, your Policy will enter a 61-day grace period, unless the Death Benefit Guarantee is in effect. If your Policy enters a grace period, we will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may be reinstated within three years (or longer if required under state law) after it has lapsed subject to certain conditions.

Policy Loan Risks    A Policy loan, whether or not repaid, will affect your Policy Value over time because the amounts borrowed do not participate in the investment performance of the Divisions; in addition, a charge is deducted from your Policy Value each month while there is Policy Debt. The Life Insurance Benefit is reduced by the amount of any outstanding Policy Debt. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of Policy Debt, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly. Policy Debt reduces the Cash Surrender Value and increases the risk that your Policy will lapse.

Liquidity    You may surrender your Policy for its Cash Surrender Value at any time while the Insured is alive and the Policy is in force. Subject to certain limits, you also may obtain a loan from us secured by your Policy or make a withdrawal from your Policy. Loans and withdrawals will reduce the Cash Surrender Value and Life Insurance Benefit. Surrenders, withdrawals and loans may have tax consequences. The minimum amount of a withdrawal is $250.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. A surrender, loan, or withdrawal may have tax consequences. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract (as defined under the Code) if the cumulative Premium Payments you pay exceed a defined limit. If a Policy is a modified endowment contract, surrenders, withdrawals, and Policy loans will be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty tax may apply to these distributions. Excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination. Death Benefit proceeds may be subject to state and/or inheritance taxes.

Risk of an Increase in Current Fees and Expenses    Certain insurance charges are currently assessed at less than their maximum levels. We may increase these charges in the future up to the guaranteed maximum levels, based on the Company’s emerging experience or future expectations, as determined in its sole discretion, with respect to, but not limited to, mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws. Although some Funds may have expense limitation agreements, the operating expenses of the Portfolios are not guaranteed and may increase or decrease over time. If fees and expenses are increased, you may need to increase the amount and/or frequency of Premium Payments to keep the Policy in force.

Executive Variable Universal Life Prospectus

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when you buy, own, and surrender the Policy. See “Charges and Expenses” for a more detailed description.

Transaction Fees

The first table describes the fees and expenses that are payable at the time that you buy the Policy, make Premium Payments, make withdrawals, transfer Invested Assets among the Divisions, or make certain changes to the Policy.

Charge		Amount Deducted
	When Charge is Deducted	Current Charge	Guaranteed Maximum Charge
Premium Tax Charge	Upon each Premium Payment	2.00% of Premium Payment	No maximum—Charges may increase to reflect actual costs
Other Premium Expense Charge (federal deferred acquisition cost charge)[1]	Upon each Premium Payment	1.00% of Premium Payment
Sales Load	Upon each Premium Payment	36.70% of premium up to Target Premium[2] in Policy Year 1; 9.90% of premium up to Target Premium in Policy Year 2; 7.10% of premium up to Target Premium in Policy Years 3-10; 2.50% of premium up to Target Premium in Policy Years 11 and beyond[3]; 3.55% of premium in excess of Target Premium in Policy Years 1-10 and 2.50% of premium in excess of Target Premium in Policy Years 11 and beyond	Same as current charge
Withdrawal Fee	Upon withdrawal	Currently waived	$25.00
Transfer Fee	Upon transfer	Currently waived	$25.00
Change in Death Benefit Option Fee	Upon change	Currently waived	$25.00
Change in Specified Amount Fee	Upon change	Currently waived	$25.00 per change after first change in a Policy Year
Expedited Delivery Charge[4]	When express mail delivery is requested	$15 per delivery (up to $45 for next day, a.m. delivery)	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[5]
Wire Transfer Fee[4]	When a wire transfer is requested	$25 per transfer (up to $50 for international wires)	$50 per transfer (up to $100 for international wires) adjusted for inflation[5]

[1]

This charge was previously referred to as the “OBRA Expense Charge”. Due to a federal tax law change under the Omnibus Budget Reconciliation Act of 1990, as amended (“OBRA”), insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 1.00% against each Premium Payment to compensate us for the additional corporate income tax burden resulting from OBRA.

[2]

The Target Premium is a hypothetical annual premium which is based on the Specified Amount, Death Benefit option, Death Benefit Guarantee Period, any optional benefits, and characteristics of the Insured such as factors including but not limited to Issue Age, sex, and underwriting classification.

[3]

These charges are lower for Issue Ages greater than age 60. For instance, the charge to an Insured Issue Age 75 would be 26.70% up to Target Premium in year 1, 9.15% up to Target Premium in year 2, 6.35% up to Target Premium in years 3-10, and 2.50% up to Target Premium in years 11 and beyond.

[4]	This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.

Executive Variable Universal Life Prospectus

[5]

The maximum charges are subject to a consumer price index adjustment. The maximum charge will equal the maximum charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Periodic Charges (Other than Portfolio Operating Expenses)1

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy other than the operating expenses for the Portfolios. See “Charges and Expenses” for a more detailed description.

Charge		Amount Deducted
	When Charge is Deducted	Current Charge	Guaranteed Maximum Charge
Cost of Insurance Charge[2]	Monthly, on each Monthly Processing Date
Maximum Charge[3]		$83.33 per $1,000 of net amount at risk	Same as current charge
Minimum Charge[4]		$0.01488 per $1,000 of net amount at risk	$0.03500 per $1,000 of net amount at risk
Charge for Insured Issue Age 45, Guaranteed Issue Non Tobacco underwriting classification[5]		$0.06651 per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)[5]	$0.18417 per $1,000 of net amount at risk in the first Policy Year (varies by Policy Year)[5]
Mortality and Expense Risk Charge	Monthly, on each Monthly Processing Date	0.20% annually (0.01667% monthly rate) of Invested Assets for Policy Years 1-10 0.10% annually (0.00833% monthly rate) of Invested Assets for Policy Years 11 and above	All Policy Years 0.60% annually (0.05% monthly rate) of Invested Assets
Administrative Charge	Monthly, on each Monthly Processing Date
Maximum Charge[6]		$25.28	$43.88
Minimum Charge[7]		$6.82	$12.80
Charge for Insured Issue Age 45, Guaranteed Issue underwriting classification		$6.98	$12.98
Deferred Sales Charge[8]	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[9]		1.1125% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge
Minimum Charge[10]		0.5708% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge
Charge for Insured Issue Age 45, Guaranteed Issue Non Tobacco underwriting classification		0.7375% of premium paid in the first Policy Year up to Target Premium for Policy Years 1-10	Same as current charge
Death Benefit Guarantee Charge	Monthly, on each Monthly Processing Date the Death Benefit Guarantee is in force	$0.01 per $1,000 of Guaranteed Minimum Death Benefit	$0.02 per $1,000 of Guaranteed Minimum Death Benefit

Executive Variable Universal Life Prospectus

Charge	When Charge is Deducted	Amount Deducted
		Current Charge	Guaranteed Maximum Charge
Policy Debt Expense Charge[1][1]	Monthly, on each Monthly Processing Date when there is Policy Debt

When the Insured is Attained Age 99 and below:

0.45% annually (0.0375% monthly rate) of Policy Debt for Policy Years 1-10

0.35% annually (0.02917% monthly rate) of Policy Debt for Policy Years 11 and above

When the Insured is Attained Age 100 and above:

0.00% annually of Policy Debt

All Policy Years 2.00% annually (0.16667% monthly rate) of Policy Debt
Underwriting and Issue Charge	Monthly, on each Monthly Processing Date during the first ten Policy Years
Maximum Charge[1][2]		$.0330500 per $1,000 of Initial Specified Amount	Same as current charge
Minimum Charge[1][3]		$.0040833 per $1,000 of Initial Specified Amount	Same as current charge
Charge for Insured Issue Age 45, Guaranteed Issue underwriting classification		$.0042000 per $1,000 of Initial Specified Amount	Same as current charge
Payment of Selected Monthly Premium Upon Total Disability[1][4]	Monthly, on each Monthly Processing Date
Maximum Charge[1][5]		The greater of $0.031 per $1.00 of Selected Monthly Premium, or $0.049 per $1.00 of Specified Monthly Charges	The greater of $0.092 per $1.00 of Selected Monthly Premium, or $0.147 per $1.00 of Specified Monthly Charges
Minimum Charge[1][6]		$0.002 per $1.00 of Selected Monthly Premium	$0.007 per $1.00 of Selected Monthly Premium
Charge for Insured Attained Age 45		$0.009 per $1.00 of Selected Monthly Premium	$0.028 per $1.00 of Selected Monthly Premium
Payment of Specified Monthly Charges Upon Total Disability[1][7]	Monthly, on each Monthly Processing Date
Maximum Charge[1][8]		$0.049 per $1.00 of Specified Monthly Charges	$0.147 per $1.00 of Specified Monthly Charges
Minimum Charge[1][9]		$0.002 per $1.00 of Specified Monthly Charges	$0.006 per $1.00 of Specified Monthly Charges
Charge for Insured Attained Age 45		$0.011 per $1.00 of Specified Monthly Charges	$0.034 per $1.00 of Specified Monthly Charges

[1]

The charges described in this table may vary based upon one or more characteristics of the Policy, such as factors including but not limited to: Insured underwriting classification, Issue Age, sex, underwriting amount, Specified Amount, Target Premium, Policy Debt, and Policy Year (see “Charges and Deductions—Monthly Policy Charges and Service Charges” for more details regarding each charge). The charges shown in the table may not be representative of the charges a particular Owner may pay. Policy Debt Expense, Cost of Insurance and Mortality and Expense Risk charges are lower in states where the Policy is issued without the Surrender of Policy Endorsement. Your Policy schedule pages will indicate the guaranteed maximum charge for each periodic charge under your Policy. More detailed information, including personalized illustrations, is available from your Financial Representative. Unless otherwise noted, the charges in the table represent the monthly rate. (See “Surrender and Withdrawals—Surrender of Policy Endorsement.”)

[2]

The Cost of Insurance Charge will vary based on factors including but not limited to the Insured’s Issue Age, sex, underwriting classification, underwriting amount, Policy Date and Policy Year. The Cost of Insurance Charges shown in the table may not be representative of the charges a particular Owner may pay. The net amount at risk is the difference between the Death Benefit and the Policy Value.

Executive Variable Universal Life Prospectus

[3]

The maximum Cost of Insurance Charge assumes that the Insured has the following characteristic: Attained Age 120. The maximum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.

[4]

The minimum Cost of Insurance Charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Issue Age 27, Premier Non-Tobacco underwriting classification. The minimum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.

[5]	Generally, the cost of insurance rate will increase each Policy Year.
[6]	The maximum Administrative Charge assumes that the Insured has the following characteristics: Issue Age 75, substandard underwriting classification.
[7]	The minimum Administrative Charge assumes that the Insured has the following characteristics: Issue Age 55, Guaranteed Issue underwriting classification.
[8]

Because this charge is based on cumulative premiums paid at any point during the first Policy Year, this charge will vary depending on the amount and timing of your premium payments during the first Policy Year.

[9]	The maximum Deferred Sales Charge assumes that the Insured has the following characteristics: Issue Age 25, Guaranteed Issue Tobacco underwriting classification.
[10]	The minimum Deferred Sales Charge assumes that the Insured has the following characteristics: Issue Age 75, Premier or Preferred Non-Tobacco underwriting classification.
[1][1]	This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets.
[1][2]	The maximum Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 18, substandard underwriting classification.
[1][3]	The minimum Underwriting and Issue Charge assumes that the Insured has the following characteristics: Issue Age 65, Guaranteed Issue underwriting classification.
[1][4]

The charges for the Payment of Selected Monthly Premium Upon Total Disability will vary based on the Insured’s Attained Age and underwriting classification. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard rate. The charges shown in the table may not be representative of the charges a particular Owner may pay. “Selected Monthly Premium” is an amount the Owner selects subject to a maximum permitted amount. The Selected Monthly Premium Benefit provides for the payment of the greater of (1) the Selected Monthly Premium or (2) the amount needed to provide for the payment of the “Specified Monthly Policy Charges” (current Monthly Policy Charges excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). (See “Optional Benefits” for more information about this benefit.)

[1][5]	The maximum Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Age 59, standard underwriting classification.
[1][6]	The minimum Payment of Selected Monthly Premium Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Ages 18-26, standard underwriting classification.
[1][7]

The charges for the Payment of Specified Monthly Charges Upon Total Disability will vary based on the Insured’s Attained Age and underwriting classification. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard rate. The charges shown in the table may not be representative of the charges a particular Owner may pay. “Specified Monthly Charges” are the Monthly Policy Charges (excluding the Monthly Policy Debt Expense Charge and the charge for this benefit). The Specified Monthly Charges Benefit provides for the payment of Specified Monthly Charges that come due during the total disability of the Insured. (See “Optional Benefits” for more information about this benefit.)

[1][8]	The maximum Payment of Specified Monthly Charges Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Age 59, standard underwriting classification.
[1][9]	The minimum Payment of Specified Monthly Charges Upon Total Disability Charge assumes that the Insured has the following characteristics: Attained Ages 18-21, standard underwriting classification.

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios that are available for investment under the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2010. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.21%	1.57%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.21%	1.50%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2010. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.21% to a maximum of 1.50%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

Executive Variable Universal Life Prospectus

The following table shows total annual operating expenses of each Portfolio available for investment under the Policy. Operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2010, except as otherwise set forth in the notes to the table. The Russell Investment Funds LifePoints® Variable Target Portfolio Series are funds of funds and because of their two-tiered structure, may have fees that are higher than other funds. The Portfolio expenses used to prepare the table were provided to the Company by the Portfolios. The Company has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2010, or restated to reflect current expenses (see attached prospectuses for the Funds). Current or future expenses may be higher or lower than those shown, especially in periods of market volatility.

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	0.43%	0.00%	0.02%	0.00%	0.45%	0.00%		0.45%
Focused Appreciation Portfolio(1)(2)	0.77%	0.00%	0.02%	0.00%	0.79%	(0.02%	)	0.77%
Large Cap Core Stock Portfolio	0.44%	0.00%	0.02%	0.00%	0.46%	0.00%		0.46%
Large Cap Blend Portfolio(1)	0.77%	0.00%	0.07%	0.00%	0.84%	0.00%		0.84%
Index 500 Stock Portfolio	0.20%	0.00%	0.01%	0.00%	0.21%	0.00%		0.21%
Large Company Value Portfolio(1)	0.72%	0.00%	0.08%	0.00%	0.80%	0.00%		0.80%
Domestic Equity Portfolio(1)	0.56%	0.00%	0.02%	0.00%	0.58%	0.00%		0.58%
Equity Income Portfolio(1)	0.65%	0.00%	0.02%	0.00%	0.67%	0.00%		0.67%
Mid Cap Growth Stock Portfolio	0.53%	0.00%	0.01%	0.00%	0.54%	0.00%		0.54%
Index 400 Stock Portfolio	0.25%	0.00%	0.02%	0.02%	0.29%	0.00%		0.29%
Mid Cap Value Portfolio(1) (3)	0.85%	0.00%	0.07%	0.00%	0.92%	0.00%		0.92%
Small Cap Growth Stock Portfolio	0.56%	0.00%	0.04%	0.00%	0.60%	0.00%		0.60%
Index 600 Stock Portfolio(1)	0.25%	0.00%	0.18%	0.00%	0.43%	(0.07%	)	0.36%
Small Cap Value Portfolio(1) (4)	0.85%	0.00%	0.02%	0.21%	1.08%	0.00%		1.08%
International Growth Portfolio(1)	0.68%	0.00%	0.13%	0.00%	0.81%	0.00%		0.81%
Research International Core Portfolio(1)	0.88%	0.00%	0.50%	0.00%	1.38%	(0.23%	)	1.15%
International Equity Portfolio(5)	0.66%	0.00%	0.06%	0.00%	0.72%	(0.05%	)	0.67%
Emerging Markets Equity Portfolio(1)	1.14%	0.00%	0.43%	0.00%	1.57%	(0.07%	)	1.50%
Money Market Portfolio(6)	0.30%	0.00%	0.00%	0.00%	0.30%	0.00%		0.30%
Short-Term Bond Portfolio(1)	0.35%	0.00%	0.04%	0.00%	0.39%	0.00%		0.39%
Select Bond Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.00%		0.30%
Long-Term U.S. Government Bond Portfolio(1)	0.56%	0.00%	0.06%	0.00%	0.62%	0.00%		0.62%
Inflation Protection Portfolio(1)	0.57%	0.00%	0.04%	0.00%	0.61%	0.00%		0.61%
High Yield Bond Portfolio	0.45%	0.00%	0.02%	0.00%	0.47%	0.00%		0.47%
Multi-Sector Bond Portfolio(1)	0.79%	0.00%	0.12%	0.00%	0.91%	0.00%		0.91%
Commodities Return Strategy Portfolio(1)(7)	0.80%	0.00%	0.16%	0.22%	1.18%	(0.20%	)	0.98%
Balanced Portfolio	0.30%	0.00%	0.00%	0.03%	0.33%	0.00%		0.33%
Asset Allocation Portfolio(1)(8)	0.54%	0.00%	0.04%	0.03%	0.61%	(0.05%	)	0.56%

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio	0.56%	0.25%	0.10%	0.00%	0.91%	0.00%		0.91%
VIP Contrafund® Portfolio	0.56%	0.25%	0.09%	0.00%	0.90%	0.00%		0.90%

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio(9)	0.85%	0.00%	0.23%	0.00%	1.08%	0.00%		1.08%

Russell Investment Funds
Multi-Style Equity Fund	0.73%	0.00%	0.16%	0.00%	0.89%	0.00%		0.89%
Aggressive Equity Fund(10)	0.90%	0.00%	0.21%	0.00%	1.11%	(0.06%	)	1.05%
Global Real Estate Securities Fund	0.80%	0.00%	0.19%	0.00%	0.99%	0.00%		0.99%
Non-U.S. Fund(10)	0.90%	0.00%	0.23%	0.00%	1.13%	(0.06%	)	1.07%
Core Bond Fund(10)	0.55%	0.00%	0.21%	0.00%	0.76%	(0.07%	)	0.69%

Russell Investment Funds LifePoints® Variable Target Portfolio Series
Moderate Strategy Fund(11)	0.20%	0.00%	0.24%	0.78%	1.22%	(0.34%	)	0.88%
Balanced Strategy Fund(11)	0.20%	0.00%	0.16%	0.91%	1.27%	(0.26%	)	1.01%
Growth Strategy Fund(11)	0.20%	0.00%	0.19%	0.98%	1.37%	(0.29%	)	1.08%
Equity Growth Strategy Fund(11)	0.20%	0.00%	0.33%	1.03%	1.56%	(0.43%	)	1.13%

Executive Variable Universal Life Prospectus

(1)

Northwestern Mutual Series Fund, Inc.’s investment adviser, Mason Street Advisors, LLC (“MSA”) has contractually agreed to waive the management fee and absorb certain other operating expenses of the below portfolios to the extent necessary so that Total Operating Expenses for such portfolios will not exceed the following annual rates of each portfolio’s respective average net assets. These fee waivers may be terminated at any time after April 30, 2012.

Portfolio	Expense Limitation
Focused Appreciation	0.90%
Large Cap Blend	0.85%
Large Company Value	0.80%
Domestic Equity	0.75%
Equity Income	0.75%
Mid Cap Value	1.00%
Index 600 Stock	0.35%
Small Cap Value	1.00%
International Growth	1.10%
Research International Core	1.15%
Emerging Markets Equity	1.50%
Short-Term Bond	0.45%
Long-Term U.S. Government Bond	0.65%
Inflation Protection	0.65%
Multi-Sector Bond	0.95%
Commodities Return Strategy	0.98%
Asset Allocation	0.75%

(2)

Focused Appreciation Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.75% of the portfolio’s first $100 million of assets, 0.70% on portfolio assets from $100 million to $300 million, 0.65% on portfolio assets from $300 million to $500 million and 0.60% on portfolio assets in excess of $500 million. The fee waiver agreement may be terminated at any time after April 30, 2012.

(3)

Mid Cap Value Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.85% of the portfolio’s first $150 million of assets, 0.80% on portfolio assets from $150 million to $300 million and 0.75% on portfolio assets in excess of $300 million. The fee waiver agreement may be terminated at any time after April 30, 2012.

(4)

Small Cap Value Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.85% of the portfolio’s first $500 million of assets and 0.80% on portfolio assets in excess of $500 million. The fee waiver agreement may be terminated at any time after April 30, 2012.

(5)

International Equity Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.80% of the portfolio’s first $50 million of assets, 0.60% on portfolio assets from $50 million to $1 billion, 0.58% of assets from $1 billion to $1.5 billion and 0.51% on portfolio assets in excess of $1.5 billion. The fee waiver agreement may be terminated at any time after April 30, 2012.

(6)

Money Market Portfolio—MSA has voluntarily agreed to waive all of its management fee on a temporary basis. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

(7)

Commodities Return Strategy Portfolio—MSA has agreed to waive its management fee in an amount equal to the management fee paid to it by the Portfolio’s wholly owned Cayman Islands subsidiary fund. The fee waiver agreement will remain in effect for as long as the Portfolio remains invested in the subsidiary fund.

(8)

Asset Allocation Portfolio—MSA has contractually agreed to waive a portion of its management fee such that its management fee is 0.55% on the portfolio’s first $100 million of assets, 0.45% on portfolio assets from $100 million to $250 million and 0.35% on portfolio assets in excess of $250 million.

(9)

Neuberger Berman Management LLC (“NBM”), the portfolio’s adviser, has contractually undertaken to limit the portfolio’s expenses through December 31, 2013 by waiving fees and/or reimbursing certain expenses of the portfolio so that its total operating expenses (including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs), in the aggregate, are limited to 1.30% per annum of the portfolio’s average daily net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years.

(10)

Russell Investment Management Company (“RIMCo”) has contractually agreed, until April 30, 2012, to waive 0.06% of its advisory fee on the Aggressive Equity Fund and Non-U.S. Fund and 0.07% of its advisory fee on the Core Bond Fund. These waivers may not be terminated during the relevant period except with Board approval.

(11)

For each of the Russell Investment Funds LifePoints® Variable Target Portfolio Series funds individually, RIMCo has contractually agreed, until April 30, 2012, to waive up to the full amount of its 0.20% advisory fee and then to reimburse each fund for other direct fund-level expenses to the extent that direct fund-level expenses exceed 0.10% of the average daily net assets of the fund on an annual basis. Direct fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the funds invest, including the underlying funds, which are borne indirectly by the funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Its total assets exceeded $179 billion as of December 31, 2010. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the

Executive Variable Universal Life Prospectus

Separate Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the Separate Account by action of our Trustees on March 22, 2006, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

You may allocate the money you invest under your Policy among the Divisions. Each Division corresponds to one of the Portfolios of the Funds. Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•

operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;

•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	combine the Separate Account with any other separate account;

•	transfer the assets and liabilities of the Separate Account to another separate account;

•

transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support of payment options;

•

transfer assets of the Separate Account in excess of reserve requirements applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	terminate and/or liquidate the Separate Account;

•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and

•

make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

Executive Variable Universal Life Prospectus

The Funds

A variety of investment options are offered under the Policy for the allocation of Invested Assets. However, the Company does not endorse or recommend a particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio, in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing. Note: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Northwestern Mutual Series Fund, Inc.

The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., American Century Investment Management, Inc., Janus Capital Management LLC, Massachusetts Financial Services Company, Pacific Investment Management LLC and Credit Suisse Asset Management, LLC under investment sub-advisory agreements to provide day-to-day management of the Portfolios as indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for Northwestern Mutual Series Fund, Inc. for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Large Cap Blend Portfolio(1)	Long-term growth of capital and income	Capital Guardian Trust Company
Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index	N/A
Large Company Value Portfolio(1)	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A

Executive Variable Universal Life Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
Index 600 Stock Portfolio(1)	Investment results that approximate the performance of the S&P SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
Research International Core Portfolio(1)	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio(1)	Capital appreciation	Massachusetts Financial Services Company
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital(2)	N/A
Short-Term Bond Portfolio(1)	To provide as high a level of current income as is consistent with prudent investment risk	N/A
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Long-Term U.S. Government Bond Portfolio(1)	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
Inflation Protection Portfolio(1)	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio	High current income and capital appreciation(3)	N/A
Multi-Sector Bond Portfolio(1)	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Commodities Return Strategy Portfolio(1)	Total return	Credit Suisse Asset Management, LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

(1)

We do not expect the these Portfolios to be available as an investment option under the Policy until July 1, 2011 or thereafter, depending on approval in your state. Check with your Financial Representative for availablity.

(2)

Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.

(3)	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and the Variable Insurance Products Fund III, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (FMR).

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc. and Fidelity Research & Analysis Company
VIP Contrafund Portfolio*	Long-term capital appreciation	FMR Co., Inc. and Fidelity Research & Analysis Company

*

We do not expect the VIP Contrafund® Portfolio to be available as an investment option under the Policy until July 1, 2011 or thereafter, depending on approval in your state. Check with your Financial Representative for availability.

Executive Variable Universal Life Prospectus

Neuberger Berman Advisers Management Trust

The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio*	Long-term growth of capital	N/A

*	We do not expect the Socially Responsive Portfolio to be available as an investment option under the Policy until July 1, 2011 or thereafter, depending on approval in your state. Check with your Financial Representative for availability.

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, Russell Investment Management Company (“RIMCo”) is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund*	High current income and moderate long-term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund*	Above average capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund*	High long-term capital appreciation with low current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund*	High long-term capital appreciation

*

We do not expect any of the LifePoints® Variable Target Portfolio Series to be available as an investment option under the Policy until July 1, 2011 or thereafter, depending on approval in your state. Check with your Financial Representative for availability.

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Invested Assets if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included at least in part because they are managed by wholly-owned subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Invested Assets of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. The payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Executive Variable Universal Life Prospectus

Information About the Policy

Purchasing a Policy

The Policy is available for purchase in the small business and corporate markets to groups that we approve. Generally, the group must include Policies on five or more employees, with the employer as premium payor. Generally, the employer is the Owner of the Policy, and the employee is named as the Insured. The Premium Payments made per group during the first Policy Year must be at least $25,000, and each Insured must meet certain requirements with respect to earnings and his or her relationship with the employer. If your group’s aggregate premium payments planned in the first Policy Year are not at least $25,000, the Policies will not be issued. The Policy is not available to individuals, estates or tax-qualified retirement plans.

When you purchase your Policy, you enter into a contract with us. Your Policy, together with your Application, and any amendments, endorsements, riders and optional benefits is the entire contract. To purchase a Policy, you must submit the Application and, in most cases, an initial Premium Payment, to us through a Northwestern Mutual Financial Representative. Generally, the Policy is available for Insureds between Issue Ages 18-75, inclusive; however, guaranteed issue underwriting classifications are currently limited to age 70. Unless your Policy is issued under our Guaranteed Issue program, we must receive evidence of insurability that satisfies our underwriting standards before we will issue your Policy. We reserve the right to reject an Application if it does not meet our underwriting or administrative requirements or for any reason permitted by law. We reserve the right to modify the minimum Specified Amount and underwriting requirements at any time.

Although we do not anticipate delays in our receipt and processing of Applications or Premium Payments, we may experience such delays to the extent Applications, underwriting information and Premium Payments to our Home Office are not received on a timely basis. Such delays could result in delays in the issuance of Policies and the allocation of Premium Payments under existing Policies.

Specified Amount

Your Policy’s initial amount of insurance coverage is its Initial Specified Amount. You select the Initial Specified Amount when you apply for the Policy, subject to a $50,000 minimum, which we may reduce in some situations, and subject to our insurability and other underwriting requirements.

You may change the Specified Amount while the Policy is in force, upon written request and subject to our approval. We will not permit a decrease if it results in a Specified Amount less than the minimum Specified Amount we would require for issuance of a new Policy at the time of the change. An increase is permitted only if, at the time the increase is applied for, (i) the increase results in insurance in force that is within the Company’s issue limits applicable to a new Policy issued at that time, (ii) the Company’s insurability requirements are met and (iii) the increase request is received prior to the Policy Anniversary nearest the Insured’s 85th birthday. A change in the Specified Amount will be effective on the Monthly Processing Date on which a written request is received at our Home Office. If the written request is not received on a Monthly Processing Date, the change in Specified Amount will be effective on the next Monthly Processing Date. We reserve the right to charge for more than one change to the Specified Amount in a Policy Year. We will deduct any such charge from the Invested Assets. (See “Charges and Expenses.”)

When Insurance Coverage Takes Effect

Generally, we will accept the Policy Application and issue a Policy if we determine that the Insured meets our underwriting and administrative requirements. If a Premium Payment is paid with your Application, insurance coverage becomes effective (provided that the Insured is found to be insurable) on the Date of Issue, which is the later of the date the Application is signed or the date all medical evidence forms required for underwriting are provided. If a Premium Payment is first made at the time of Policy delivery, there is no insurance coverage prior to Policy delivery.

Your Policy Date is the date we use to determine the Issue Age of the Insured, which is used to determine the cost of insurance rates. The Policy Date also is the date used to establish Policy Years. Generally, the Policy Date is the Date of Issue. However, with our approval and subject to state insurance law limitations, we may backdate your Policy Date up to six months or future date it up to 30 days from the Date of Issue under normal circumstances. Backdating may lower your cost of insurance rate, but you will be assessed Monthly Policy Charges retroactive to the Policy Date you select. Future dating is sometimes requested to permit multiple insurance policies to have the same Monthly Processing Date to facilitate administration. We may future date your Policy Date up to 120 days if your underwriting classification is different than that requested on the Application. Modifying your Policy Date may require adjustments to your first Premium Payment relating to the charges for the period between the Date of Issue and the Policy Date. Both the Date of Issue and the Policy Date may be found in your Policy schedule pages.

Right to Return Policy

You may return the Policy for a refund within 10 days (or later where required by state law) after you receive it by returning the Policy to us at our Home Office or to your Financial Representative. The amount of your refund will equal the sum of (a) the Invested Assets under your Policy on the date we receive your returned Policy or a written cancellation request at our Home Office plus (b) any previously deducted Premium Expense Charge, Monthly Policy Charge and Service Charges, unless state law requires otherwise.

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Ownership Rights

As Owner of the Policy, you make the decisions about the Policy and Policy benefits while it is in force, without the consent of any beneficiary. If the Policy has more than one Owner, decisions with respect to the Policy and its benefits may be exercised only with the consent and authorization of all Owners. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

As Owner, you may transfer ownership of the Policy to another person, provided you give us written notification of the transfer and supply any required information about the new Owner. We will not be responsible to the new Owner for any payment or other action taken by us until the written notification of the transfer is received by us at our Home Office. We will then treat the transfer of ownership as effective as of the date the transfer form was signed. We may require you to send the Policy to our Home Office for endorsement to reflect a transfer of ownership. If you are not the Insured, you may name or change a successor Owner who will become the new Owner upon your death.

Right to Exchange for a Fixed Benefit Policy

If required by your state, you may have the right to exchange a Policy for a life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”).

You may elect the exchange at any time within twelve months (or longer if required by state law) after the issue date of the Policy provided premiums are duly paid. We reserve the right to require evidence of insurability. The Fixed Benefit Policy will be on the life of the same Insured and will have the same initial guaranteed Death Benefit, Policy Date and Issue Age. The exchange may be subject to an equitable cash adjustment, which will recognize the investment performance of the Policy through the effective date of the exchange and may have tax consequences. An exchange will be effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.

In addition you may exchange a Policy for a Fixed Benefit Policy if, at any time, a Fund changes its investment adviser or if there is a material change in the investment policies of a Portfolio that was approved by Owners. There may be a cost associated with the exchange. You will be given notice of any such change and will have 60 days to make the exchange.

Modifying the Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify the Policy:

•

to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

Premium Payments

A minimum initial Premium Payment is required to put your Policy in force. No insurance will take effect until the minimum initial Premium Payment is made. The minimum initial Premium Payment is based on the Issue Age, underwriting classification and sex of the Insured, the Initial Specified Amount, any optional benefits and, if applicable, the Death Benefit Guarantee Period. Please note that the Policy is available for purchase by groups in the small business and corporate markets. (See “Information About the Policy— Purchasing a Policy.”)

Although you must make sufficient Premium Payments to keep the Policy in force, after we issue the Policy there is no required schedule or amount of Premium Payments. However, if you elect a Death Benefit Guarantee, a minimum Premium Payment is required, referred to as the Benchmark Premium, to meet the Benchmark Premium Test. (See “Death Benefit Guarantee.”) Unless the Death Benefit Guarantee is available to keep your Policy from terminating, investment results of the Divisions to which your Net Premium payments are allocated will affect the Premium Payments you are required to make to keep your Policy in force.

You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. Upon your request, we will furnish you a receipt signed by an officer of the Company. We accept Premium Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Premium Payment. We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value. We may also be required to provide information about you and your account to government regulators.

You may not make any Premium Payments after the Policy Anniversary nearest the Insured’s 121st birthday. You may not

Executive Variable Universal Life Prospectus

make additional Premium Payments of less than $25. A Premium Payment that would either exceed cumulative Premium Payments illustrated in the Application or increase the Policy’s Death Benefit more than it increases the Policy Value will be accepted only if: the insurance in force, as increased, will be within our issue limits; our insurability requirements are met; and the Premium Payment is received prior to the Policy Anniversary nearest the Insured’s 85th birthday. We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law. If mandated under applicable law, we may be required to reject a Premium Payment. We may accept a premium at the direction of the Owner, however, even if it would cause the Policy to be classified as a modified endowment contract. (See “Tax Considerations.”)

If there is Policy Debt, payments received at our Home Office, or to a payment center designated by us, will be treated as payments to reduce Policy Debt unless designated as Premium Payments. (See “Policy Loans.”)

Allocating Premiums to the Separate Account

When you apply for a Policy, you must instruct us in the Application or supplement to the Application to allocate your Net Premium to one or more Divisions of the Separate Account. Net Premiums are premiums less deductions from premiums, such as premium expense charges. (See “Charges and Deductions—Premium Expense Charges.”)

If your initial Premium Payment is submitted with your Application, we will place the Premium Payment in our General Account, and the Net Premium will remain in our General Account until the In Force Date. We may credit the Net Premium with interest while it remains in the General Account. We may change the rate of interest we credit initial Net Premiums held in our General Account at any time and in our sole discretion, but the rate will not be less than 0%. On the In Force Date, we will transfer and credit the initial Net Premium and accrued interest to the Money Market Division of the Separate Account. If the In Force Date is not a Valuation Date, then we will transfer and credit the initial Net Premium and accrued interest on the next Valuation Date. Short-term premium charges, for any term insurance coverage provided from the Date of Issue to the Policy Date, are also deducted from the initial Premium Payment if applicable. If payment is not made with your Application, we will transfer and credit the initial Net Premium to the Money Market Division of the Separate Account on the Valuation Date we receive it in the Home Office provided all other requirements have been satisfied. If the payment is not received on a Valuation Date, we will transfer and credit the initial Net Premium on the next Valuation Date. Premium Payments received at our Home Office before the close of trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern Time) on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received after the close of trading on a Valuation Date, or a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date.

The date on which we allocate your initial Net Premium among the Divisions in accordance with your instructions is referred to as the Initial Allocation Date. After the In Force Date and prior to the Initial Allocation Date, we transfer and credit Net Premiums to the Money Market Division of the Separate Account. On and after the Initial Allocation Date, we transfer and credit Net Premiums to the Divisions of the Separate Account based on your instructions then in effect. The Initial Allocation Date is shown in the Policy schedule pages.

Your Initial Allocation Date is determined by a series of rules.

•	First, if you have requested a Policy Date that is later than the date your Policy is approved, your Initial Allocation Date will not be earlier than the future Policy Date you requested.

•

Second, in states where the right to return policy law requires us to refund your entire initial Premium Payment, your Initial Allocation Date will be the latest of the day we receive your initial Premium Payment, the day after your right to return the Policy expires and the day we receive notice of delivery of your Policy.

•

Third, in states where the right to return policy law permits us to base your refund on the value of Invested Assets, if your initial Premium Payment is submitted with your Application and your Policy is issued as applied for, your Initial Allocation Date will be the In Force Date; if we issue your Policy other than as applied for, your Initial Allocation Date will be the day we receive notification of Policy delivery in the Home Office. If your initial Premium Payment is not submitted with your Application, your Initial Allocation Date will be the later of the day we receive notification of Policy delivery or the day we receive your initial Premium Payment.

The initial allocation instructions we receive from you will remain in effect for subsequent Net Premiums until we receive your written request to change them. The change will be effective on the Valuation Date on or next following the date we receive your written instructions at our Home Office. If your written request is not in good order, meaning it does not satisfy our then current requirements for processing, we will continue to credit Net Premiums to your Policy according to the allocation instructions then in effect. If your written request is not in good order, we will notify you by telephone and/or e-mail in an effort to conform your request with our then current requirements. Subject to our adminstrative procedures, which may include underwriting and MEC limit review, Net Premiums received at our Home Office before the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date.

You may also submit allocation instructions via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then current Internet procedures, provided you have properly authorized us to accept Electronic

Executive Variable Universal Life Prospectus

Instructions in advance. (For information on our current Internet procedures, including our current Internet address, see the “Owner Inquiries” section of the prospectus.) However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Currently we do not accept allocation instructions by telephone.

Investment returns from amounts allocated to the Divisions will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. You should periodically review your allocation schedule in light of market conditions and your overall life insurance and financial objectives.

Policy Value and Invested Assets

The Policy Value is equal to the Invested Assets plus Policy Debt. On the In Force Date, Invested Assets equal the Net Premium (after deduction for short-term premium charges, if applicable) plus any accrued interest on the Net Premium, less the Monthly Policy Charge. After the In Force Date, Invested Assets equal Invested Assets on the immediately preceding Valuation Date, plus any of the following items applicable to the current Valuation Date:

•	any increase attributable to the portion of Invested Assets invested in Divisions that experience a positive rate of return for the current Valuation Period;

•	any additional Net Premium;

•	any loan repayment and accrued loan interest payment; and

•	any dividend directed to increase Policy Value;

minus any of the following items applicable to the current Valuation Date:

•	any decrease attributable to the portion of Invested Assets invested in Divisions that experience a negative rate of return for the current Valuation Period;

•	the Monthly Policy Charge;

•	any Policy loans;

•	any withdrawals; and

•	any fees for changes in Death Benefit option, changes in Specified Amount, transfers and withdrawals.

Death Benefit

Life Insurance Benefit    As long as your Policy is in force, we will pay the Life Insurance Benefit to the beneficiary or beneficiaries once we receive at our Home Office satisfactory proof of the Insured’s death. We will pay the Life Insurance Benefit either in a lump sum or, at your option or the option of your beneficiary, by establishing a fixed payment plan in the beneficiary’s name. (See “Payment Plan Options.”) Payments under these plans are from our General Account, and are subject to the claims of our creditors.

The amount of the Life Insurance Benefit will be:

•	the Death Benefit, or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee; minus

•	the amount of any Policy Debt; minus

•

the amount of any adjustments to the Life Insurance Benefit where (i) the Death Benefit Guarantee is keeping the Policy in force and the Insured dies during the Death Benefit Guarantee Grace Period or (ii) the Insured dies during a Policy Grace Period. (See “Death Benefit Guarantee Grace Period” and “Termination and Reinstatement.”)

These amounts will be determined as of the date of the Insured’s death. Even though you do not have the right to take any Policy loans or withdrawals after the date of the Insured’s death, any Policy loans or withdrawals that are taken after the date of the Insured’s death will be deducted from the Life Insurance Benefit.

We will pay the Life Insurance Benefit to your beneficiary provided he or she survives the Insured and is alive on the date of payment. (See “Other Policy Provisions – Naming a Beneficiary.”) If no payment plan is elected, we will pay interest on the Life Insurance Benefit from the date of Insured’s death based on rates declared by the Company or as required by applicable state law. The investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Death Benefit.

Death Benefit Options    The Death Benefit before the Policy Anniversary nearest the Insured’s 121st birthday is determined by the Death Benefit option in effect at the time of the Insured’s death. The Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be equal to the Policy Value. If you select the Death Benefit Guarantee option with a lifetime period and the guarantee has not previously terminated, then the Death Benefit on and after the Policy Anniversary nearest the Insured’s 121st birthday will be the greater of the Policy Value or the Guaranteed Minimum Death Benefit.

The Policy provides for three Death Benefit options:

Specified Amount (Option A)

Specified Amount plus Policy Value (Option B)

Specified Amount plus Cumulative Premiums minus

Cumulative Withdrawals (Option C)

All three death benefit options may not be available in all states. We calculate the amount available under the applicable Death Benefit option as of the date of the Insured’s death.

The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under the Code. For purposes of Option C, cumulative Premium Payments do not include amounts credited to the Policy under either the (i) Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability or (ii) Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability.

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Minimum Death Benefit    The Minimum Death Benefit is the amount required by federal tax law to maintain the Policy as a life insurance contract. Under any of the Death Benefit options, we will increase the Death Benefit if necessary to satisfy this requirement.

Your Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes: the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test. Both tests require the Policy’s Death Benefit to equal or exceed a defined relationship to, or multiple of, the Policy Value. You make the choice of testing methods when you purchase a Policy and it cannot be changed.

For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table.

Guideline Premium/Cash Value—Corridor Test Multiples

Attained Age	Policy Value %
40 or less	250
41	243
42	236
43	229
44	222
45	215
46	209
47	203
48	197
49	191
50	185
51	178
52	171
53	164
54	157
55	150
56	146
57	142
58	138
59	134
60	130
61	128
62	126
63	124
64	122
65	120
66	119
67	118
68	117
69	116
70	115
71	113
72	111
73	109
74	107
75-90	105
91	104
92	103
93	102
94	101
95 or more	100

For the Cash Value Accumulation Test, the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the attained age of the Insured, the Policy’s underwriting classification and a 4% interest rate, with adjustments made for optional benefits, if any.

The Guideline Premium/Cash Value Corridor Test generally has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better cash value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower Death Benefit and therefore a lower corresponding cost of insurance charge. However, the Guideline Premium/Cash Value Corridor Test limits the amount of Premium Payment that may be paid in each Policy Year. Generally, the Cash Value Accumulation Test has no such annual limitation, and allows more Premium Payments to be paid during the early Policy Years.

For certain Policies issued with a Surrender of Policy Endorsement on or after April 23, 2008 (or later, depending on the date the Endorsement is approved by a state), the minimum multiples for both the Guideline Premium/Cash Value Corridor Test and the Cash Value Accumulation Test are applied to the sum of the Policy Value and the Endorsement Amount during the period of the Endorsement. (See “Surrenders and Withdrawals—Surrender of Policy Endorsement.”)

Changing Death Benefit Options    You may change the Death Benefit option at any time while the Policy is in force, upon written request and subject to our approval. Death Benefit option changes must satisfy our insurability requirements and issue limits. In addition, we will not permit a change if it is not allowed in your state or if it would result in either (i) your Policy being disqualified as a life insurance contract under federal tax law, or (ii) a Specified Amount less than the minimum Specified Amount we require for issuance of a new Policy at the time of the change. A Death Benefit option change may affect the Policy Value and Specified Amount, and also result in changes to, or termination of, the Death Benefit Guarantee. The cost of insurance charge will increase if a change results in a larger net amount at risk. (See “Charges Against Invested Assets.”) A Death Benefit option change results in the same net amount at risk at the time of the change, but may result in a larger net amount at risk over time than had the change not occurred. For example, a change from Death Benefit Option A to Option B should result in moving from a net amount at risk that would decline over time (assuming increasing Policy Value) to a net amount at risk that would remain level over time. Changing the Death Benefit option may have tax consequences. (See “Tax Considerations.”)

If the written request is received at our Home Office on a Monthly Processing Date, a change in the Death Benefit option will be effective on that date. If the written request is not received on a Monthly Processing Date, it will be effective on the next Monthly Processing Date. We reserve the right to charge for a Death Benefit option change, and will deduct any such charges from Invested Assets. (See “Monthly Policy Charges and Service Charges.”)

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Death Benefit Guarantee    The Policy offers a Death Benefit Guarantee Period which can range up to the lifetime of the Insured, depending on the Death Benefit option selected and Issue Age of the Insured. The Death Benefit Guarantee Period is elected on the application and established at issue by the applicant. A change in your Death Benefit option may affect your Death Benefit Guarantee Period. The Death Benefit Guarantee Period is shown on the Policy schedule pages.

The Death Benefit Guarantee is available to protect the Policy from terminating during the Death Benefit Guarantee Period so long as the Benchmark Premium Test is met. (See “Benchmark Premium Test.”) The Death Benefit Guarantee keeps the Policy in force when the Policy does not have enough Cash Surrender Value to pay the current Monthly Policy Charge and the Policy would otherwise terminate without value. (See “Termination and Reinstatement.”)

When the Policy does not have sufficient Cash Surrender Value to pay the current Monthly Policy Charge and is being kept in force by the Death Benefit Guarantee, the Monthly Policy Charges will first reduce the Invested Assets, if any, to zero and will then accumulate as due and unpaid. Then, when you make a Premium Payment, we will deduct accumulated due and unpaid Monthly Policy Charges from Invested Assets. At the end of the Death Benefit Guarantee Period, if the Cash Surrender Value is less than the current Monthly Policy Charges, the Policy will enter the Policy Grace Period and an additional Premium Payment will be required to keep the Policy in force. (See “Termination and Reinstatement.”)

Guaranteed Minimum Death Benefit    If the Policy is being kept in force by the Death Benefit Guarantee when the Insured dies, the gross amount of death proceeds will be the Guaranteed Minimum Death Benefit (“GMDB”) regardless of the Death Benefit option in effect. On the Date of Issue, the GMDB equals the Specified Amount. After the Date of Issue, if there is a Policy change that decreases the Specified Amount below the current GMDB, including a Death Benefit option change that decreases the Specified Amount, then the GMDB will be reduced to equal the new Specified Amount.

Benchmark Premium Test    During the Death Benefit Guarantee Period, the Death Benefit Guarantee keeps the Policy from terminating, provided that the Benchmark Premium Test is met. Unless the Death Benefit Guarantee has previously terminated, the Benchmark Premium Test will be performed on each Monthly Processing Date during the Death Benefit Guarantee Period or until the Policy Anniversary nearest the Insured’s 121st birthday, if sooner. The Benchmark Premium Test is met provided that:

(1)	on the current Monthly Processing Date, (a) is greater than or equal to (b) where:

(a)	is the cumulative Premium Payments minus the sum of the following:

•	the cumulative withdrawals; and

•	principal loan balance (See “Policy Loans”); and

(b)	is the cumulative Death Benefit Guarantee Benchmark Premium for the current Monthly Processing Date;

AND

(2)	the Benchmark Premium Test has been met on all prior Monthly Processing Dates.

The Benchmark Premium Test will be deemed to have been met on all Monthly Processing Dates during a Death Benefit Guarantee Grace Period if the required Premium Payment is made prior to the expiration of the Death Benefit Guarantee Grace Period.

The Death Benefit Guarantee Benchmark Premium is shown in the Policy schedule pages. This amount is generally calculated as the level premium amount which would be sufficient to fund the Policy until the end of the Death Benefit Guarantee Period, assuming a 4% net investment rate of return and deduction of mortality and expense charges not in excess of guaranteed maximum rates. The Death Benefit Guarantee Benchmark Premium varies based on the Insured’s Issue Age and underwriting classification, the Specified Amount, the Death Benefit option, the Death Benefit Guarantee Period, and any optional benefits. The Death Benefit Guarantee Benchmark Premium is used solely to determine whether or not the Benchmark Premium Test is met.

See the Appendix for examples of the operation of the Benchmark Premium Test.

Termination of Death Benefit Guarantee For Failure to Meet the Benchmark Premium Test    If on a Monthly Processing Date the Benchmark Premium Test is not met, you will have 61 days to make an additional payment to keep the Death Benefit Guarantee, provided the Death Benefit Guarantee Period is not already scheduled to expire during that 61-day period. The Death Benefit Guarantee Grace Period will begin on the date we send you written notice of the amount of payment you must pay. The minimum payment that you must pay will be the amount necessary to meet the Benchmark Premium Test at the end of the Death Benefit Guarantee Grace Period.

The Death Benefit Guarantee will continue during the Death Benefit Guarantee Grace Period, terminating at the end of such period if you do not make the required payment. If you do not make the required payment, you will not be able to reinstate the Death Benefit Guarantee.

When the Death Benefit Guarantee terminates, the Policy will still remain in force provided the Cash Surrender Value on the Monthly Processing Date is greater than the Monthly Policy Charges. If, however, this requirement is not met, the Policy will enter the Policy Grace Period, during which time you may still avoid termination of your Policy, provided you make sufficient additional payments to keep the Policy in force. (See “Termination and Reinstatement.”) If the Insured dies during the Death Benefit Guarantee Grace Period, and the Death Benefit Guarantee is keeping the Policy in force, we will deduct from the Life Insurance Benefit the amount of the Premium Payment required to meet the Benchmark Premium Test as of the last Monthly Processing Date preceding or on the date of death of the Insured.

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Payment Plan Options

Your beneficiary may receive the Life Insurance Benefit as a cash settlement either by electing to receive a lump sum check or by electing the Northwestern Access Fund (an interest-bearing account), if the cash settlement amount meets our criteria. If no affirmative election is made, the beneficiary will receive the Life Insurance Benefit as a lump sum check. If a Northwestern Access Fund account is elected, payment of the full Life Insurance Benefit is accomplished by the opening of the Northwestern Access Fund in the name of the beneficiary. Northwestern Access Fund account information, along with a book of drafts (which function much like checks from a checking account at a bank), will be sent to the beneficiary, and the beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the Life Insurance Benefit (or other available balance), and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Northwestern Mutual, the bank will receive the amount the beneficiary requests as a transfer from the Company's General Account. The Northwestern Access Fund is part of the Company's General Account. Any interest paid within a Northwestern Access Fund may be taxable, so please consult your tax advisor. The Northwestern Access Fund is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Northwestern Access Fund is backed by the financial strength of the Company, although it is subject to the claims of our creditors. In addition, funds held in the Northwestern Access Fund are guaranteed by State Insurance Guarantee Associations. The Company may make a profit on all amounts held in the Northwestern Access Fund. We may discontinue the Northwestern Access Fund at any time, with or without notice.

Upon the death of the Insured, if a payment plan was not previously elected by the Owner and in lieu of a lump sum payment, your beneficiary may elect to receive his or her share of the Life Insurance Benefit by either of the following fixed payment plan options. You may also elect to have surrender proceeds paid by either of these options. Payments under a fixed payment plan option are not affected by the investment performance of the Divisions after the date of surrender or the date of the Insured’s death. Payments under fixed payment plan options will be based on rates declared by the Company when the payment plan is entered into. Those rates will not be less than the rates shown in the Policy. The monthly income payment rates in the Policy life income plans are based on interest at an annual effective rate of 2.50% and the Annuity 2000 Mortality Table with projected mortality improvements using 125% of Projection Scale G. Ages are adjusted to reflect mortality improvement from the Issue Date of the Policy to the start of the payment plan. The same rate will apply to the Net Premium paid to increase the amount of the monthly payment under a Life Income payment plan. (See “Increase of Monthly Income.”) There is no additional charge for electing a fixed payment plan option. We may offer additional payment plans.

•

Single Life Income    We will make monthly payments for the selected certain period. The options for the certain period are zero years (meaning without a certain period), ten years, twenty years or a refund period which continues until the sum of the payments that have been made is equal to the amount that was originally applied under the payment plan. If the payee lives longer than the certain period, payments will continue for his or her life. If the payee dies before the end of the certain period, the balance of the certain period payments will be paid to the payment plan beneficiaries your beneficiary designates.

•

Joint and Survivor Life Income    We will make monthly payments for a 10-year certain period, and thereafter for as long as either of the individuals upon whose lives income payments are based is living. If both payees die before the end of the certain period, the balance of the certain period payments will be paid to the payment plan beneficiary or beneficiaries your beneficiary designates.

In general, the monthly payments under a joint and survivor life income plan will be lower than, but may be payable for a longer period than, a single life income plan.

You may elect a payment plan for each beneficiary’s share of the Life Insurance Benefit:

•	while the Insured is living; or

•	during the first 60 days after the death of the Insured, if you are not the Insured. An election made during that 60 day period may not be revoked.

Subject to the Owner’s rights, and upon providing any information that we may require, a direct or contingent beneficiary may elect a payment plan for his or her share of the Life Insurance Benefit and/or name his or her own beneficiary for the payment plan value, if any, remaining on his or her death. If no such payment plan beneficiary is named, then the payment plan beneficiary for the remaining value, if any, shall be the estate of the deceased direct or contingent beneficiary. Payment plan beneficiaries may continue to receive payments of the remaining value under the terms of the payment plan in effect on the death of the direct or contingent beneficiary.

Withdrawal    The remaining value, if any, in a payment plan may be withdrawn in a lump sum upon the death of all individuals upon whose lives income payments are based. The withdrawal value will be the present value of any unpaid payments for the remaining certain period. The present value will be based on the rate of interest used to determine the amount of the payments.

Limitations    A direct or contingent beneficiary who is a natural person may be paid under a Life Income payment plan only if the payments depend on his or her life. A non-natural person may be paid under a Life Income payment plan only if payments depend on the life of the Insured’s spouse or the Insured’s dependent.

Payment Frequency    Upon written request, we will make payments once every 3, 6 or 12 months instead of each month.

Increase of Monthly Income    A direct or contingent beneficiary may, at the time the payment plan elected takes

Executive Variable Universal Life Prospectus

effect, increase the amount of the monthly payments under the Life Income payment plan by making an annuity premium payment to the Company. We will apply the net annuity premium to the payment plan. The net annuity premium is the amount of the annuity premium payment less a charge of not more than 2% and less any premium tax. The net annuity premium will be applied under the same payment plan and at the same rates as the proceeds. The Company may limit this net annuity premium to an amount that is equal to the direct or contingent beneficiary’s share of the proceeds payable under this Policy. The Company may accept the annuity premium payment when the payment plan goes into effect or for a period thereafter in accordance with the Company’s then-current administrative procedures.

Surrenders and Withdrawals

Surrenders    You may surrender your Policy for the Cash Surrender Value at any time while the Insured is alive and the Policy is in force. The Cash Surrender Value will change daily in response to the investment performance of the Divisions in which you are invested. We determine the Cash Surrender Value on the Valuation Date we receive your written surrender request at our Home Office, except that if we receive your written request after the close of trading on the NYSE on a Valuation Date or on a non-Valuation Date, we will determine the Cash Surrender Value as of the close of trading on the next Valuation Date.

We do not guarantee any minimum Cash Surrender Value. We may require you to return your Policy to our Home Office when you request a surrender of the Policy. We will pay surrender proceeds in a lump sum or under a payment plan option you select. (See “Payment Plan Options.”) A surrender may have tax consequences.

Surrender of Policy Endorsement    If your Policy was issued with a Surrender of Policy Endorsement, your Policy provides for the receipt of an amount in addition to your Cash Surrender Value if your Policy is surrendered within the first six Policy Years, provided the Invested Assets are greater than zero on the date of surrender. This additional amount is based on sales loads and Monthly Deferred Sales Charges incurred, and Premium Payments and withdrawals, through the surrender date. For certain Policies issued with a Surrender of Policy Endorsement on or after April 23, 2008 (or later, depending on the date the Endorsement was approved by a state), this additional amount is called the “Endorsement Amount”. The Policy Debt Expense, Cost of Insurance and Mortality and Expense Risk Charges are lower in states where the Policy is issued without a Surrender of Policy Endorsement. The endorsement has no effect on the definition of Policy Value.

Withdrawals    Upon written request received at our Home Office at any time while the Insured is alive and the Policy is in force, you may make a withdrawal from your Policy Value, subject to the Company’s right to assess a charge deducted from Invested Assets in an amount up to $25 per withdrawal (currently waived). You may make no more than four withdrawals in a Policy Year. Each withdrawal must be at least $250, and you may not withdraw an amount that would:

•	reduce the Loan Value (net of any applicable service charge) to less than the Policy Debt;

•	reduce the Specified Amount to less than the minimum Specified Amount that the Company would require for issuance of a Policy at the time of withdrawal; or

•	reduce the Cash Surrender Value to less than the sum of three times the most recent Monthly Policy Charge and any applicable service charge.

A withdrawal of Policy Value decreases Invested Assets and may also have tax consequences. (See “Tax Considerations.”) A withdrawal may also decrease the Specified Amount used to determine the Death Benefit. Specifically, if Death Benefit Option A is in effect at the time of withdrawal, the Specified Amount will be reduced by the excess, if any, of the Specified Amount over the result of (a) minus (b) where:

(a)	is the Death Benefit immediately prior to the withdrawal; and

(b)	is the amount of the withdrawal and applicable service charge.

If we receive your written request for withdrawal at our Home Office on or before the close of trading on the NYSE on a Valuation Date, the withdrawal will be effective as of the close of trading on that Valuation Date. If we receive your written request after the close of trading on a Valuation Date or on a non-Valuation Date, the withdrawal will be effective as of the close of trading on the next Valuation Date. On the Valuation Date on which a withdrawal from the Policy Value is effective, the Invested Assets will be reduced by the amount of the withdrawal and any applicable charges. The amount of the withdrawal and any applicable charges will be allocated among the Divisions in proportion to the amount of Invested Assets in each Division.

Policy Loans

At any time while the Insured is alive and the Policy is in force, using the Policy as security, you may submit a request for a loan in an amount that, when added to existing Policy Debt, is not greater than your Loan Value. You may borrow up to a maximum of 90% of the Policy Value, less any existing Policy Debt on the date of the loan. A Policy loan or unpaid interest may have tax consequences. (See “Tax Considerations.”) If we receive your written request for a loan at our Home Office on or before the close of trading on the NYSE on a Valuation Date, the loan will be effective as of the close of trading on that Valuation Date. If we receive your written request after the close of trading on a Valuation Date or on a non-Valuation Date, the loan will be effective as of the close of trading on the next Valuation Date.

Interest on a Policy loan accrues on a daily basis at an annual effective, fixed rate of interest of 5%, and is included in Policy Debt as it accrues. Loan interest is credited to the borrowed portion of Policy Value at an annual effective, fixed rate of interest of 5%. Interest is due and payable on each Policy

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Anniversary. If interest is not paid when due, we will add accrued and unpaid interest to the principal loan balance, which consists of outstanding loans and interest added to principal. Policy Debt reduces the Cash Surrender Value and may cause the Policy to lapse, subject to the terms of any applicable Death Benefit Guarantee and Grace Period. (See “Policy Grace Period.”)

We will take an amount equal to the loan from the Divisions in proportion to the amounts in the Divisions. Borrowed amounts will not participate in the Separate Account’s investment results while the loan is outstanding. We will also deduct from Invested Assets a Policy Debt Expense Charge on each Monthly Processing Date while there is Policy Debt. The Monthly Policy Debt Expense Charge is included in the Monthly Policy Charge. (See “Charges and Deductions—Monthly Policy Charge and Service Charges.”) A Policy loan, even if you repay it, will have a permanent effect on the Policy Value, the Cash Surrender Value, and the Death Benefit because the loan amounts do not participate in the Separate Account’s investment results while the loan is outstanding. We deduct any Policy Debt from the Policy Value in determining the Cash Surrender Value upon surrender, and from the Life Insurance Benefit payable on the Insured’s death.

You may repay a Policy loan, including any accrued interest outstanding, in whole or in part, at any time while the Insured is alive and the Policy is in force. Upon each such payment, we will transfer an amount equal to the payment amount from our General Account to the Separate Account Divisions in accordance with the Premium Payment allocation instructions then in effect. We will credit those payments when we receive them in our Home Office. If we receive your payment before the close of trading on the NYSE on a Valuation Date, we will process your payment as of that Valuation Date. If we receive your payment on or after the close of trading on a Valuation Date, or on a non-Valuation Date, we will process your payment as of the next Valuation Date. Loan repayments are not subject to transaction fees.

If there is Policy Debt, payments received at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.

Termination and Reinstatement

Unless the Death Benefit Guarantee is in effect, if the Cash Surrender Value is less than the Monthly Policy Charge on any Monthly Processing Date, your Policy will enter into the Policy Grace Period. At the end of the Policy Grace Period, the Policy will terminate (or lapse) with no value and your insurance coverage will end, unless you submit a payment to keep the Policy in force. The Policy Grace Period begins on the date that we send you a notice. The notice will indicate the minimum payment amount required to keep the Policy in force and the date by which you must make the payment. Upon receipt of the payment, we will allocate the Net Premium, to the Divisions of the Separate Account, based on your allocation instructions then in effect. We will also deduct any accumulated due and unpaid Monthly Policy Charges from the Invested Assets. Payments received at our Home Office before the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) on a Valuation Date are deemed to be received and credited on that Valuation Date. If they are received after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If the Insured dies during the Policy Grace Period, we will deduct any Monthly Policy Charges due and unpaid from the Life Insurance Benefit.

After your Policy has terminated, you may reinstate it within three years (or longer if required under state law) following the termination date, subject to our approval and satisfaction of our underwriting requirements. To reinstate the Policy, you must make a payment equal to the amount that will cover all Monthly Policy Charges that were due and unpaid before the end of the Policy Grace Period and three times the Monthly Policy Charge due on the effective date of the reinstatement. If we approve the Application for reinstatement, and the Application was received at our Home Office on a Monthly Processing Date, the effective date of the reinstated Policy will be that date. If the Application is not received on a Monthly Processing Date, the reinstated Policy will be effective on the next Monthly Processing Date. Any Policy Debt that was outstanding when the Policy terminated will also be reinstated.

On the effective date of the reinstatement, the Policy Value will be equal to the sum of:

•	the Net Premium paid upon reinstatement (plus applicable interest credited by the Company, if any); and

•	any Policy Debt on the termination date;

minus the sum of:

•	all Monthly Policy Charges due and unpaid prior to the expiration of the Policy Grace Period; and

•	the Monthly Policy Charge due on the reinstatement effective date.

On the later of the effective date of the reinstatement or the date we approve your Application for reinstatement, we will allocate the Policy Value less any Policy Debt among the Separate Account Divisions based on the Premium Payment allocation instructions then in effect, if such date is a Valuation Date. If such date is not a Valuation Date, then we will allocate this amount on the next Valuation Date. Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated.

For a discussion of the tax effects associated with termination and reinstatement of a Policy, see “Tax Considerations.”

Reinvestments after Surrender or Withdrawal

While Owners have no right to reinvestment after a surrender or withdrawal we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into the Policy in the

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form of returned surrender or withdrawal proceeds in connection with a request to void a surrender or withdrawal if the request is received by the Company within a reasonable time after the surrender or withdrawal proceeds are mailed. These payments may be processed with a refund of any surrender charge or withdrawal fee previously assessed at the time of surrender or withdrawal and without a sales load. The period for which we will accept requests for the return of surrender or withdrawal proceeds after a surrender or withdrawal may vary in accordance with our administrative procedures.

Returned withdrawal proceeds will be reinvested at the unit value for each Division next determined after our receipt of the reinvestment request in good order at our Home Office, including, among other things, the return of withdrawal proceeds, satisfactory evidence of insurability and any Premium Payments due. If we receive your request before the close of trading on the NYSE (generally, 4:00 p.m. Eastern Time), the effective date of the reinvestment will be that date. If the request was not received before the close of trading on the NYSE, the reinvestment will be effective on the next regular trading session of the NYSE. Proceeds will be allocated to the Divisions from which the withdrawal was made in the same proportion as the withdrawal.

We will reinvest surrender proceeds only after our receipt of the reinvestment request in good order at our Home Office, including, among other things, the return of surrender proceeds, satisfactory evidence of insurability, and any Premium Payments due. If we receive your request on a Monthly Processing Date before the close of trading on the NYSE (generally, 4:00 p.m. Eastern Time), the effective date of the reinvestment will be that date. If the request was not received on a Monthly Processing Date or was received after the close of trading on the NYSE on a Monthly Processing Date, the reinvestment will be effective on the next Monthly Processing Date. We will allocate the returned surrender proceeds (plus applicable interest credited by the Company, if any) to the Divisions from which the surrender was made in the same proportion as the surrender.

Depending on the Insured’s underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender or withdrawal proceeds will have the same Death Benefit and Policy Value as if the proceeds had not been surrendered or withdrawn, except that values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender or withdrawal proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make any necessary adjustment for any Policy Debt or the debt may be reinstated.

Fixed Paid-Up Insurance

Upon written request to the Company, you may change your Policy to Fixed Paid-Up insurance. Your election to convert to Fixed Paid-Up insurance is irrevocable. To convert your Policy, the Cash Surrender Value must be at least $1,000 and the Policy must have been in force for at least 12 months from the Policy Date. The option to change your Policy to Fixed Paid-Up insurance is not available if your Policy was issued in the state of Pennsylvania. Please refer to the terms of your Policy for more information.

If the request is received at our Home Office on a Monthly Processing Date, the effective date of change to Fixed Paid-Up insurance will be that date. If the request is not received on a Monthly Processing Date, the change will be effective on the next Monthly Processing Date. On the date the Policy is changed to Fixed Paid-Up insurance, Invested Assets becomes the “Contract Fund Value”. We then transfer the Contract Fund Value amount from the Separate Account to the Company’s General Account. Any outstanding Policy Debt continues. After the transfer, the Policy Value will equal the Contract Fund Value plus any Policy Debt. The Specified Amount will be changed to the lesser of the Death Benefit prior to the change or the Policy Value (after any withdrawals on the date of the change) multiplied by the factor shown on the Policy schedule pages. The Death Benefit option will be changed to Option A, and any Death Benefit Guarantee and any optional benefits in effect will be terminated.

When the Policy is in force as Fixed Paid-Up insurance, you will not be permitted to make additional Premium Payments, change Death Benefit options, or add optional benefits to the Policy. Specified Amount changes are not permitted, unless the Specified Amount is reduced as a result of a withdrawal. Subject to certain restrictions, you are permitted to make withdrawals and loan repayments and take out additional loans. Loans and withdrawals reduce the Contract Fund Value and may increase the chance the Policy will terminate without value. A withdrawal can either be requested by the Owner (see “Surrender and Withdrawals of Policy Value”) or may be the result of a return of a portion of Premium Payments that is necessary for the Policy to qualify as life insurance. (See “Tax Considerations.”) A return of prior Premium Payments could occur if the Guideline Premium/Cash Value Corridor Test is chosen to determine the Policy’s qualification as life insurance under Section 7702 of the Code. The Policy will terminate without value if the Contract Fund Value becomes less than the Monthly Policy Charge.

The Contract Fund Value will earn interest at an annual effective rate determined by the Company that may change as often as daily, but at no time will the annual effective interest rate be less than 4%. On the effective date of the change to Fixed Paid-Up insurance, the Contract Fund Value is equal to the amount transferred from the Separate Account. On any day after the effective date, the Contract Fund Value is equal to the Contract Fund Value at the end of the previous day plus any of the following items applicable for the current day:

•	interest on the Contract Fund Value;

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•	any loan repayment and accrued loan interest payment made; and

•	any Policy dividend directed to increase the Contract Fund Value;

minus any of the following items applicable to the Contract Fund Value for the current day:

•	a monthly Policy charge applicable to Fixed Paid-Up insurance;

•	Policy loans;

•	withdrawals; and

•	service charges.

When the Policy is in force as Fixed Paid-Up insurance, the Monthly Policy Charge consists of a Cost of Insurance Charge and, if applicable, a Policy Debt Expense Charge.

Optional Benefits

There are two optional benefits available if your Policy is not underwritten on a “guaranteed issue” basis:

(1)	the Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability (“Specified Monthly Charges Benefit”); and

(2)	the Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability (“Selected Monthly Premium Benefit”).

The Specified Monthly Charges Benefit and the Selected Monthly Premium Benefit may be elected at any time while the Insured is between Attained Ages 18 and 59, inclusive. If the Owner seeks to add an optional benefit after the Policy has been issued, the addition of the benefit will be subject to the Company’s then-current underwriting standards. You may select either the Specified Monthly Charges Benefit or the Selected Monthly Premium Benefit, but not both. These optional benefits are not available for all Attained Ages and underwriting classifications, and may not be available in all states.

Subject to applicable terms and conditions, the Specified Monthly Charges Benefit provides for the payment of the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured, if the total disability is due to accident or sickness and total disability begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the total disability begins after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit provides for the payment of the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.

Subject to applicable terms and conditions, the Selected Monthly Premium Benefit provides for the payment of the greater of (1) a premium amount selected by the Owner subject to Company limitations (e.g. the range of dollar amounts which at a minimum maintain the Policy or at a maximum reach the Company’s then-current Premium waiver limits), or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured, if the total disability is due to accident or sickness and total disability begins on or before the Policy Anniversary nearest the Insured’s 60th birthday. If the total disability begins after the Policy Anniversary nearest the Insured’s 60th birthday, the benefit provides for the payment of the greater of (1) a premium amount selected by the Owner subject to Company limitations, or (2) the premium amount required to cover the current Monthly Policy Charges (other than the Monthly Policy Debt Expense Charge) that come due during the total disability of the Insured until the Policy Anniversary nearest the Insured’s 65th birthday.

A total disability is one which prevents the Insured from engaging in an occupation. For the first 24 months of total disability, an occupation is the one that the Insured has at the time the Insured becomes disabled. After 24 months, an occupation is one for which the Insured is qualified by education, training or experience. To be covered, the total disability must begin while the benefit is in force; the total disability must result from an accident or sickness; and the total disability must last for at least six consecutive months. The Company will determine the existence of total disability based on the proof of claim submitted and other information gathered by the Company. These Optional Benefits are not available to be added to the Policy if the Insured is totally disabled.

The Specified Monthly Charges Benefit and the Selected Monthly Premium Benefit terminate on the earliest of: (1) the Policy Anniversary that is nearest the 65th birthday of the Insured unless the Insured became totally disabled prior to the Policy Anniversary that is nearest the 60th birthday of the Insured; (2) when the Policy terminates; (3) when the Policy becomes Fixed Paid-Up insurance; or (4) when the Owner’s written request to terminate the benefit is received at our Home Office.

The amounts paid under the Specified Monthly Charges and Selected Monthly Premium Benefits are treated as Premium Payments subject to the terms of the Policy, except that if the Policy has Death Benefit Option C, then the amounts paid under these benefits will not be included in the cumulative Premium Payments that are used in the calculation of the Death Benefit. The amounts paid under the Specified Monthly Charges and Selected Monthly Premium Benefits are treated as Premium Payments paid for purposes of the Benchmark Premium Test, if applicable to the Policy. The amounts paid under these benefits are subject to the same transaction fees as any other Premium Payment. (See “Charges and Deductions —Premium Expense Charges.”) Under the Waiver of Specified Monthly Charges Benefit, the premium amount paid under the benefit will be an amount that, after deducting the Premium Expense Charges, will equal the Specified Monthly Charges.

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If you select one of these optional benefits, a charge for the benefit will be added to the Monthly Policy Charge. (See “Periodic Charges Other than Fund Operating Expenses.”) Any such charge will continue to be assessed as long as the benefit remains in force, except that charges for the benefits will be waived when the Insured is totally disabled, subject to the terms and conditions of the applicable benefit. Once the Policy has been issued, an optional benefit may be added to the Policy, subject to the Company’s insurability requirements and other rules. If the written request to terminate an optional benefit is received at our Home Office on a Monthly Processing Date, the request will be effective on that date. If the request is not received on a Monthly Processing Date, it will be effective on the next Monthly Processing Date.

Other Policy Transactions

Transfers    Subject to the limitations on short-term and excessive trading discussed below, you may make transfers between and among the Divisions of the Separate Account so long as you are invested in no more than 30 Divisions at a time. If we receive your request for transfer before the close of trading on the NYSE (generally, 4:00 p.m. Eastern Time) on a Valuation Date, we will process your request on that Valuation Date. If we receive your request on or after the close of trading on a Valuation Date, or on a day that is not a Valuation Date, we will process your request on the next Valuation Date.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Your Financial Representative may provide us with instructions on your behalf involving the allocation and transfer of Invested Assets among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below. See “Owner Inquiries” for more information on how you may change your allocations among Divisions.

Although no fee is currently charged, we reserve the right where allowed by state law to charge a transfer fee of $25. We deduct this charge from each Division in proportion to the amounts in each Division after the transfer. In addition, certain of the Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Where allowed by state law, the Company reserves the right to impose a minimum and/or maximum size on transfer amounts.

You may request transfers in writing (including via facsimile or, under limited circumstances, by e-mail). The submission of transfer instructions through our website (“Electronic Instructions”) must be made in accordance with our then current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's or your agent's or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. Transfer requests made via e-mail are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. We reserve the right to limit, modify, suspend, or terminate the ability to make transfers via Electronic Instructions. Currently we do not accept transfer instructions by telephone.

Short-Term and Excessive Trading    Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy Anniversary date, and will be sent a letter informing him or her of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An Owner who is

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identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy Anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, initial allocations or changes in future allocations. Once a Policy is restricted, we will allow one additional transfer into the Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

Policies such as yours (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfer per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and may require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

Dollar-Cost Averaging    You may elect to participate in a dollar cost averaging (“DCA”) program by making an election in the Application or by completing an election form and sending it to our Home Office. There is no additional charge for DCA. Under our DCA program, you may authorize us to transfer monthly a fixed dollar amount or fractional amount from the Money Market Division to other Divisions. The transfers continue until you instruct us otherwise, or until the amount in the Money Market Division is exhausted. Your request to participate in this program is effective when we receive your completed Application or election form at our Home Office. You may elect to increase or decrease the amount of transfer payments under our DCA program. We may modify, suspend, or discontinue the DCA program at any time.

DCA does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue Premium Payments during declining markets.

Portfolio Rebalancing    Over time, portfolio rebalancing helps you maintain your allocations among the Divisions you have chosen. If you elect portfolio rebalancing, your Invested Assets are periodically rebalanced, in accordance with our procedures, to return your allocation to the percentages you specify. Portfolio rebalancing may reduce the amount of Invested Assets allocated to better performing Divisions.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for portfolio rebalancing. You may elect portfolio rebalancing by making an election in the Application. You may also elect

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portfolio rebalancing and modify or terminate your election at any time by submitting a written request to our Home Office. If you make transfers through our website, your portfolio rebalancing will end and you will need to make a new election if you want portfolio rebalancing to continue. We may modify, limit, suspend or discontinue this feature at any time.

Allocation Models    Allocation models may be offered. Each model is comprised of a combination of Portfolios representing various asset classes. The models are static or fixed allocation models that do not change. We do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in your investment needs or for other reasons. There will be no automatic rebalancing to these models unless you chose the automatic rebalancing option. Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an affiliated investment adviser, and therefore a corresponding increase in Portfolio management fees collected by such adviser. We reserve the right to modify, suspend, or terminate any asset allocation models at any time without affecting your current allocation.

Charges and Deductions

Premium Expense Charges    We deduct a charge from each Premium Payment for state premium taxes and a portion of our federal corporate income taxes attributable to policy acquisition expenses. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. The tax rate for a particular state may be lower, higher, or equal to the 2.00% deduction, although we charge 2.00% regardless of the state in which you live. We reserve the right to deduct a higher or lower amount or percentage from Premium Payments in the future to cover these taxes. The amount deducted may be more or less than the percentage charged by your state of residence.

Due to a federal tax law change under the OBRA, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 1.00% against each Premium Payment to compensate us for the additional corporate tax burden. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The total amount of the current charges attributable to state premium taxes and other premium expense charges is 3.00% of each Premium Payment. Tax charges may increase to reflect changes in tax laws.

For Issue Ages 18-60, we generally deduct a charge, or sales load, of 36.70% for sales costs from Premium Payments up to the Target Premium in Policy Year 1, 9.90% from Premium Payments up to the Target Premium in Policy Year 2, 7.10% from Premium Payments up to the Target Premium in Policy Years 3-10 and 2.50% of Premium Payments up to the Target Premium in all Policy Years thereafter.

For Issue Ages above age 60, the sales load percentages that apply to Premium Payments up to the Target Premium are lower in Policy Years 1-10.

For instance, for Issue Age 75, we deduct a charge of 26.70% from Premium Payments up to the Target Premium in Policy Year 1, 9.15% from Premium Payments up to the Target Premium in Policy Year 2, 6.35% from Premium Payments up to the Target Premium in Policy Years 3-10, and 2.50% of Premiums Payments up to the Target Premium in all Policy Years thereafter.

For all Issue Ages, there is a 3.55% charge on all Premium Payments in excess of the Target Premium for Policy Years 1-10 and a 2.50% charge on all Premiums Payments in excess of the Target Premium in all Policy Years thereafter.

We expect to recover our expenses of selling and advertising (“distribution expenses”) from this sales load, over the period while the Policies are in force, and from the Deferred Sales Charges described below. The amounts we deduct for distribution expenses in a Policy Year are not specifically related to distribution expenses incurred that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Invested Assets for the mortality and expense risks we have assumed. (See “Charges Monthly Policy Charges and Service Charges.”) To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

Monthly Policy Charges and Service Charges    We deduct Monthly Policy Charges from Invested Assets on each Monthly Processing Date. The Monthly Policy Charges include the monthly Cost of Insurance Charge, the Monthly Mortality and Expense Risk Charge, the Monthly Administrative Charge, the Monthly Underwriting and Issue Charge, the Monthly Deferred Sales Charge, and, if applicable, the Monthly Policy Debt Expense Charge, the Monthly Death Benefit Guarantee Charge, and the monthly charge for optional benefits. These charges are described in the following paragraphs.

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Monthly Cost of Insurance Charge.    This charge covers the cost of mortality and some expenses. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge. We determine the Cost of Insurance Charge by multiplying the net amount at risk by the Cost of Insurance rate, which is based on factors including but not limited to the Issue Age, sex, and underwriting classification of the Insured, underwriting amount, Policy Date, the Policy Year, and the presence or absence of the Surrender of Policy Endorsement. The net amount at risk is the difference between the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of Premium Payments, and the charges and expenses for the

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Policy. The maximum Cost of Insurance rates are included in the Policy schedule pages. All things being equal, higher Issue Ages and/or worse underwriting classifications will result in higher cost of insurance rates, and men will pay higher rates than women. In addition, cost of insurance rates will generally increase each Policy Year.

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Monthly Mortality and Expense Risk Charge.    The maximum amount of this charge is equal to an annual rate of 0.60% (0.05% monthly rate) of Invested Assets. Currently, for Policies with the Surrender of Policy Endorsement, the charge is equal to an annual rate of 0.20% (0.01667% monthly rate) of Invested Assets for the first ten Policy Years, and 0.10% (0.00833% monthly rate) of Invested Assets for Policy Years 11 and beyond. For Policies without the Surrender of Policy Endorsement, the current charge is equal to an annual rate of 0.14% (0.01167% monthly rate) of Invested Assets for the first ten Policy Years and 0.04% (0.00333% monthly rate) of Invested Assets for Policy Years 11 and beyond. The mortality risk is the risk that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. Our revenues attributable to this charge may exceed our mortality and expense costs covered by this charge, in which case we may realize a gain.

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Monthly Administrative Charge.    This charge, which varies based on factors including but not limited to the Insured’s Issue Age and underwriting classification on the Date of Issue and Policy Year, is for administrative expenses, including costs of Premium Payment collection, processing claims, keeping records, and communicating with Owners. The current charge ranges from $6.82 to $25.28 per month.

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Monthly Underwriting and Issue Charge.    This charge applies during the first ten Policy Years and is based on the Initial Specified Amount and the underwriting classification of the Insured on the Date of Issue. The monthly charge ranges from $0.0040833 to $0.0330500 per $1,000 of Initial Specified Amount.

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Monthly Policy Debt Expense Charge.    This charge is deducted for the expenses and taxes associated with Policy Debt, if any. The maximum amount of the charge is equal to an annual rate of 2.0% (0.16667% monthly rate) of Policy Debt. Currently, for Policies with the Surrender of Policy Endorsement, the charge when the Insured is Attained Age 99 and below is equal to an annual rate of 0.45% (0.0375% monthly rate) of Policy Debt for the first ten Policy Years, and 0.35% (0.02917% monthly rate) of Policy Debt for Policy Years 11 and beyond. For Policies without the Surrender of Policy Endorsement, the current charge when the Insured is Attained Age 99 and below is equal to an annual rate of 0.39% (0.0325% monthly rate) of Policy Debt for the first ten Policy Years and 0.29% (0.02417% monthly rate) of Policy Debt for Policy Years 11 and beyond. The current charge for all Policies when the Insured is Attained Age 100 and above is 0.00% annually of Policy Debt. This charge is in addition to the interest charged on any Policy Loan and is deducted from Invested Assets.

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Monthly Deferred Sales Charge.    This charge for sales expenses is deducted during the first ten Policy Years, and is based on factors including but not limited to the Insured’s Issue Age and underwriting classification on the Date of Issue. During the first Policy Year, the charge on each Monthly Processing Date is a percent of cumulative premiums paid through that date (up to the Target Premium). The charge applied during Policy Years two through ten is based on the cumulative premiums paid in the first Policy Year (up to the Target Premium).

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Monthly Death Benefit Guarantee Charge.    This charge compensates us for the risk we have assumed by guaranteeing the Guaranteed Minimum Death Benefit. For a Policy that has a Death Benefit Guarantee, the maximum amount of the charge is $0.02 per $1,000 of Guaranteed Minimum Death Benefit. Currently, the charge is $0.01 per $1,000 of Guaranteed Minimum Death Benefit.

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Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability and Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability.    The charge for a Waiver Benefit is deducted if either of these optional benefits is selected. Charges for these optional benefits vary based on factors including but not limited to the Insured’s Attained Age and underwriting classification, and the amount of the benefit. For substandard risks, the charges may be increased by a multiple of up to 4.5 times the standard risk rate. The minimum charge for the Payment of Selected Monthly Premium Upon Total Disability Benefit is $0.007 per $1.00 of Selected Monthly Premium and the maximum charge is the greater of $0.092 per $1.00 of Selected Monthly Premium, or $0.147 per $1.00 of Specified Monthly Charges. The minimum charge for the Payment of Specified Monthly Charges Upon Total Disability Benefit is $0.006 per $1.00 of Specified Monthly Charges and the maximum charge is $0.147 per $1.00 of Specified Monthly Charges.

We also charge certain transaction fees (also referred to as service charges) that are deducted from Invested Assets on the dates on which transactions take place. These charges are $25 per change if more than one change occurs in the Specified Amount in a Policy Year, $25 per withdrawal, $25 per transfer of assets among the Divisions of the Separate Account, and $25 per change of the Death Benefit option. Currently we waive all of these charges.

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availablity of these options at any time, with or without notice.

We will apportion deductions for the above charges from Invested Assets among the Divisions of the Separate Account in proportion to the amounts invested in the Divisions. Unless prohibited by your state, you may elect to have monthly charges deducted from one Division. We reserve the right to determine which Divisions are available for this election.

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Currently, the Money Market Division is available for the election. If on a Monthly Processing Date the amount in the specified Division is not sufficient to pay the entire charge, the remaining charges will be deducted from each Division in proportion to the amounts invested in each Division.

Portfolio Expenses    The value of the net assets of each Division reflects the management fees and other expenses incurred by the corresponding Portfolio in which the Division invests. For further information, consult the Portfolio’s prospectuses and the Annual Portfolio Operating Expenses table included in the Fee Table of this prospectus.

Other Policy Provisions

Naming a Beneficiary    You must name a beneficiary on your Application at the time you apply for your Policy, but you may change the beneficiary you designate while the Insured is living and during the first 60 days after the date of death of the Insured if you are not the Insured. Naming or changing a beneficiary will be made after receipt of your written request in our Home Office, effective as of the date you sign your request. Any beneficiary change terminates all rights under previous beneficiary designations. We will not be responsible for any payment or other action we take with respect to your Policy before we receive your written request, and we may require the Policy to be sent to us for endorsement to reflect the beneficiary change. If you do not name a beneficiary or your direct and contingent beneficiaries are not living when the Life Insurance Benefit becomes payable, you, as Owner, or your estate if you are deceased, will receive the proceeds.

Incontestability    We will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or the date of reinstatement (or earlier, as required by state law). We will not contest a change to the Policy that was subject to insurability requirements after the change has been in force during the lifetime of the Insured for two years from the date of the change.

Suicide    If the Insured dies by suicide within one year from the Date of Issue (or earlier, as required by state law), the amount payable under the Policy will be limited to the Premium Payments, less the amount of any Policy Debt and withdrawals. If the Insured dies by suicide within one year of the date of issuance (or earlier, as required by state law) of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to amounts charged for the cost of insurance and other expenses attributable to the increase. The amounts payable may be different in your state.

Misstatement of Age or Sex    If the age or sex of the Insured has been misstated, the Policy will be modified by recalculating all values and benefits based on the correct age and sex.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and we will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office. The interests of any beneficiary will be subject to any collateral assignment made either before or after any beneficiary is named. The collateral assignee is not an Owner. A collateral assignment is not a transfer of ownership. (See “Ownership Rights.”)

Deferral of Determination and Payment    We will ordinarily pay Policy benefits (i.e., Policy loans, Cash Surrender Value, and withdrawals) within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits if:

•	the NYSE is closed, other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC; or

•	the SEC permits, by an order, the postponement of any payment for the protection of Owners; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Separate Account or the determination of their value not reasonably practicable; or

•	such suspension or postponement is otherwise permitted by the 1940 Act.

If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Money Market Division until the Portfolio is liquidated.

When the Policy is in force as Fixed Paid-Up insurance, we may defer paying the Cash Surrender Value for up to six months from the date of surrender. If payment is deferred for 30 days or more, interest will be paid on the Cash Surrender Value at an annual effective rate of 4% from the date of surrender to the date of payment. We may also defer payment of a Policy loan or withdrawal for up to six months.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of Life Insurance Benefit, surrender, withdrawal, loan, or payment plan proceeds until the check or draft has been honored.

If mandated under applicable law, we may be required to freeze the Policy Value and thereby refuse to pay any requests for transfer, withdrawals, surrender, loans, or Life Insurance Benefit, until instructions are received from the appropriate regulatory or other lawful authority. We may also be required to provide additional information about you, your Policy, and your trading activities to government regulators.

Dividends    This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend.” The Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of divisible surplus. Even if there is a divisible surplus, the payment of a dividend on the Policy is not guaranteed. It is not expected that any dividends will be payable on the Policy.

Executive Variable Universal Life Prospectus

We will credit annual dividends, if any, in cash or you may use them to increase the Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Policy Value. Dividends used to increase the Policy Value will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

Reports and Financial Statements

For each Policy Year, we will send you an annual statement showing the Death Benefit, Policy Value and any Policy Debt (including interest charged) as of the Policy Anniversary. We will also send you a confirmation statement when you make a Premium Payment, transfer assets among Divisions, make a withdrawal of Policy Value, take a Policy loan, or surrender the Policy. The annual statement and confirmation statements will show the apportionment of Invested Assets among the Divisions. If the Policy is in force as Fixed Paid-Up insurance, you will receive only an annual statement showing the Death Benefit, Contract Fund Value, and any Policy Debt.

Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or Statement of Additional Information, call 1-866-464-3800.

Householding

To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-866-424-2609.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Speculative Investing

Do not purchase this Policy if you plan to use it, or any of its riders, for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Owner Inquiries

If eligible, you may get up-to-date information about your Policy at your convenience with your User ID and password at our website (www.northwesternmutual.com) where you can access performance information, forms for routine service, and daily values for Policies you own. Eligible Owners may also set up certain electronic payments, make transfers among Divisions (including as applicable Dollar-Cost Averaging and/or Portfolio Rebalancing) and change the allocation of future Premium Payments online, subject to our administrative procedures. For enrollment information, please visit our website (www.northwesternmutual.com). If you have questions about making a surrender, please contact your Financial Representative or call the Advanced Business Services Center at 1-866-464-3800. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Illustrations

Your Northwestern Mutual Financial Representative will provide you an illustration for your Policy upon your request when you apply for a Policy and while your Policy is in force. When you apply for a Policy, the illustrations will be based on the information you give us about the proposed Insured and will reflect such factors as the Specified Amount, Death Benefit option and Premium Payments that you select. While the Policy is in force, the illustrations will reflect the performance of your Policy to date. Illustrations show how the Death Benefit and Policy Value for a Policy would vary based on hypothetical future investment results. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as dividends, Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated

Executive Variable Universal Life Prospectus

scenario is unlikely to occur and the actual Policy Value, Death Benefit, and Cash Surrender Value, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

Tax Considerations

General    The following discussion provides a general description of federal tax considerations relating to the Policy. The discussion is based on current provisions of the Code as currently interpreted by the Treasury Department and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations, which may be significant in the purchase and ownership of a Policy.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test (“GLPT”) or a cash value accumulation test (“CVAT”). You must choose either the GLPT or the CVAT before the Policy is issued. Once the Policy is issued, you may not change to a different test. The Death Benefit will vary depending on which test is used. Special safe harbor calculation rules apply to life insurance after the Insured attains age 100. See Rev. Proc. 2010-28.

The GLPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the Policy. The corridor requires that the Death Benefit be at least a certain percentage (varying each year by age of the Insured, or younger Insured in the case of survivorship life policies) of the Policy Value. The CVAT does not have a premium limit, but does have a corridor that requires that the Death Benefit be at least a certain percentage of the Policy Value, with the percentage varying based on factors including but not limited to the age, sex and underwriting classification of the Insured, or, in the case of survivorship life insurance, of the younger Insured. The corridor under the CVAT is different from the corridor under the GLPT. Specifically, the CVAT corridor requires more Death Benefit in relation to Policy Value than is required by the GLPT corridor. Therefore, as your Policy Value increases your Death Benefit may increase more rapidly in the Policy’s earlier years under CVAT than it would under GLPT. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or we may take any other action that may be necessary for the Policy to qualify as life insurance for tax purposes.

In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a Policy, but may require the Policy to have a higher Death Benefit, which may increase the Cost of Insurance charges, especially in the Policy’s later years. In addition, for certain Policies issued with a Surrender of Policy Endorsement on or after April 23, 2008 (or later, depending on the date the Endorsement was approved by a state), the corridor percentages for both the GLPT and CVAT corridors are applied to the sum of Policy Value and the Endorsement Amount during the period of Endorsement.

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Section 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the mutual fund shares held in the Separate Account, the income and gains related to those shares would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.

Unless the Policy is a MEC, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual Owners of the Policies will ordinarily not be

Executive Variable Universal Life Prospectus

deductible. You should consult a qualified tax advisor as to the deductibility of interest paid or accrued by business Owners of a Policy. (See “Business-Owned Life Insurance.”)

So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), the proceeds from a surrender or withdrawal will generally be taxable only to the extent that the proceeds exceed the basis of the Policy. The basis of the Policy is generally equal to the Premium Payments less any amounts previously received as tax-free distributions. Dividends, if any, are taxed as withdrawals. In certain circumstances, a withdrawal of Policy Value during the first 15 Policy Years may be taxable to the extent that the Policy Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through Policy loans. If interest is not paid, it is added to the Policy Debt and the total amount will continue to accrue interest for as long as the loan is maintained on the Policy. The Policy loan, increased by accrued interest, reduces the Cash Surrender Value of the Policy. If the Policy remains in force until the death of the Insured or, in the case of survivorship life insurance, the second death, the loan will be repaid from the tax-free Death Benefit. However, if the Policy lapses or is surrendered, the loan (which includes the total amount of the loan plus accrued interest) will be repaid from the Policy, and the Policy Value will be taxable to the extent it exceeds the basis of the Policy. If the Policy has an option to change the coverage to fixed paid-up insurance, and the Policy is changed to fixed paid-up insurance, the loan will continue in force and interest will continue to accrue. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs when the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charges or to cover the tax due if the Policy terminates. If the unborrowed Policy Value, less the applicable surrender charge, is insufficient to cover the Monthly Policy Charges, then either additional Premium Payments and/or loan repayments would have to be made or else the Policy would terminate and any income tax due would be payable with other assets of the Owner.

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy or an annuity contract covering the same Insured (or, in the case of survivorship life insurance, covering the Insureds or a surviving Insured). The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on a gain-first basis).

Ownership of a Policy may be transferred to a new owner and is taxable to the extent the sales proceeds exceed the basis of the Policy. In Rev. Rul. 2009-13, the IRS ruled that, when a life insurance policy is sold to a person with no insurable interest in the insured, the taxable gain is calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. The death benefit of a policy in excess of the basis also may become taxable as a result of a transfer, unless the new owner is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer. You should seek qualified tax advice if you plan a transfer of ownership.

For taxable years beginning in 2013, part or all of the taxable benefits from and sales of the Policies may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). Although the term ‘net investment income’ does not specifically refer to life insurance, there is a possibility that it could be construed to include transfers of and/or distributions from life insurance, to the extent they are taxable.

Modified Endowment Contracts (MEC)    A Policy will be classified as a MEC if the cumulative Premium Payments paid at any time during the first seven Policy Years exceed a defined “seven-pay” limit. The seven-pay limit is the sum of the Premium Payments (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid for after seven level annual payments based on defined interest and mortality assumptions. A Policy will be treated as a MEC unless any excess premiums are withdrawn from the Policy with interest within 60 days after the end of the Policy Year in which they are paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined by taking into account the Policy Value of the Policy at the time of such change. A materially changed Policy would be considered a MEC if it failed to satisfy the new seven-pay limit. A material change could occur, for example, as a result of an increase in the Death Benefit, the addition of an optional benefit or the payment of a Premium Payment after the seven-pay period, which could be considered “unnecessary” under the Code.

If the Death Benefit under the Policy is reduced during the first seven Policy Years after issuing the Policy (or within seven years after a material change) or, in the case of survivorship life Policies, the lifetime of either Insured, the seven-pay Premium Payment limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay limit, the Policy will become a MEC. A reduction in benefits includes a decrease in the amount of coverage, a withdrawal or any other action resulting in a surrender of Policy Value to you according to the terms of the Policy, an election of the paid-up option or, in some cases, a lapsing of the Policy. A life insurance policy which is received in exchange for a MEC will also be considered a MEC.

Executive Variable Universal Life Prospectus

If a Policy is a MEC, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Policy Value, a surrender of the Policy, and dividends paid in cash but not dividends retained by the Company to increase Policy Value. Distributions taken within the two-year period prior to a Policy becoming a MEC may also be taxed under the MEC tax rules. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Policy Value exceeds the basis in the Policy. For MECs, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the survivorship lives (or survivorship life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate Tax and Generation Skipping Tax Planning    The amount of the Life Insurance Benefit will generally be includible in the Owner’s estate for purposes of the federal estate tax and any applicable state inheritance tax. If your Policy is a survivorship life Policy, the Life Insurance Benefit will be includible in the Owner’s estate if the second of the Insureds to die owns the Policy, and the fair market value of the Policy will be includible in the Owner’s estate if the Owner is not the last surviving Insured. An unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of the Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

During 2010, the estate tax and generation skipping transfer tax was repealed and the gift tax was subject to a $1 million exemption amount and a 35% maximum rate. The basis step-up for inherited assets was also replaced with a modified carryover basis. In December of 2010, Congress reinstated the estate tax, generation skipping transfer tax and the basis step-up rules for years 2010 to 2012, subject to an increased exemption limit of $5 million (single)/$10 million (married) (with inflation indexing in 2012) and a maximum rate of 35% (except the GSTT rate remains zero for 2010). Congress also extended the higher exemption limits to the gift tax for those years. Finally, any unused exemption limit may be carried over to the surviving spouse. Estates of decedents who died in 2010 can elect to apply the estate tax rules in effect in 2010 without regard to the reinstatement. Unless Congress again intervenes, the reinstatement will sunset in 2013 and the law will revert to the rules in effect in 2001($1 million exemption and 55% maximum tax rate).

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless (i) the insured is an eligible employee and (ii) the employee is given notice of the insurance and the maximum face amount and consents to be insured and to the continuation of the insurance after the employee terminates service with the employer. Generally, an eligible employee is an officer, a director, a person who owns more than 5% of the business, an employee earning more than $110,000 annually (increased for cost of living) or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(1) of the Code generally disallows a deduction for Premium Payments on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Section 264(a)(4) of the Code disallows an interest deduction on loans taken against business-owned life insurance policies unless the policies cover key persons and then only to the extent the aggregate amount of the loans on any key person does not exceed $50,000. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Policy Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as survivorship life policies insuring 20% owners and their spouses).

The IRS ruled privately in 2009 that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.

Executive Variable Universal Life Prospectus

IRS Notice 2007-61 has established a safe harbor under which the annual increase in the cash value of life insurance policies owned by life insurance companies is not taxable provided the policies cover no more than 35% of the company’s employees, directors, officers and 20% owners. The Notice adds that there is an unresolved issue whether cash value increases of other policies owned by life insurance companies may be taxable.

Policy Split Right    If your Policy is a survivorship life Policy, the Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in the permanent repeal of the unlimited marital deduction or a 50% or greater reduction in the maximum estate tax rate set forth in the law. The exchange must be made while both Insureds are alive and the written request for exchange must be received no later than 180 days after the enactment of a law containing any of the tax law changes described above.

The IRS has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not so treated, such a split of the Policy could result in the recognition of taxable income.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. Treasury regulations regarding the taxation of split dollar arrangements provide that split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Surrender Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer. One issue that has not been clarified is whether each Premium Payment paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and are assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. These rules became effective December 31, 2008. Congress has also considered limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to Policies distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Notice 2005-25 provides safe harbor formulas for valuing variable and non-variable life insurance under which the value is the greater of the interpolated terminal reserve increased by a pro rata portion of the estimated dividends for the Policy Year or the cash value without reduction for surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans).

Other Tax Considerations    Taxpayers are required to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction”.

Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest added to a Policy loan) or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, Premium Payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser. In addition, a Death Benefit under the Policy may be subject to federal estate tax and state inheritance taxes.

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the

Executive Variable Universal Life Prospectus

principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sells the Policy is 40% of Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 6% of Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years 2-10; and 2% of Premium Payments thereafter. We may pay new registered representatives differently during a training period. In addition, a commission of 0.10% of Invested Assets is paid at the end of Policy Years 2 and later. The entire amount of the sales commissions is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies may help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.

Glossary of Terms

APPLICATION

The form completed by the applicant when applying for coverage under the Policy. This includes any:

1. amendments or endorsements;

2. supplemental Applications;

3. reinstatement Applications; and

4. Policy change Applications.

ATTAINED AGE

The Insured’s Issue Age listed in the Policy schedule pages, plus the number of complete Policy Years that have elapsed since the Policy Date.

CASH SURRENDER VALUE

The amount we pay you when you surrender your Policy, which is equal to the Policy Value minus the Policy Debt.

CODE

The Internal Revenue Code of 1986, as amended.

DATE OF ISSUE

The date on which insurance coverage takes effect and the date on which the suicide and contestable periods begin. The date is shown in the Policy.

DEATH BENEFIT

The gross amount payable to the beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments. (See “Life Insurance Benefit.”)

DEATH BENEFIT GUARANTEE GRACE PERIOD

A 61-day period after which the Death Benefit Guarantee will terminate if you do not make a sufficient payment.

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is licensed both as a Northwestern Mutual insurance agent and as a registered representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

Executive Variable Universal Life Prospectus

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

IN FORCE DATE

The date on which the initial Net Premium is transferred from the General Account to the Separate Account after you have met all the conditions necessary for us to proceed with the final issuance of your Policy, such as determination of underwriting classification, receipt of minimum premiums and receipt of all paperwork in good order.

INITIAL ALLOCATION DATE

The date identified in the Policy on which we first allocate the Net Premium or Invested Assets to the Divisions of the Separate Account according to the Owner’s instructions.

INITIAL SPECIFIED AMOUNT

The Specified Amount of coverage on the Date of Issue of the Policy.

INSURED

The person named as the Insured on the Application and in the Policy. Typically, this is an employee of the employer-Owner of the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

The Insured’s age on his/her birthday nearest the Policy Date.

LIFE INSURANCE BENEFIT

The net amount payable upon the death of the Insured. The Life Insurance Benefit equals the Death Benefit (or the Guaranteed Minimum Death Benefit if the Policy is in force under the Death Benefit Guarantee) reduced by any outstanding Policy Debt and other adjustments if death occurs during a grace period.

LOAN VALUE

The Loan Value is 90% of the Policy Value on the date of the loan.

MEC

Modified endowment contract as described in section 7702A of the Internal Revenue Code.

MONTHLY POLICY CHARGE

The amount equal to the sum of:

1. the monthly cost of insurance charge;

2. the monthly underwriting and issue charge;

3. the monthly mortality and expense risk charge;

4. the monthly administrative charge;

5. the monthly deferred sales charge;

6. the monthly cost of any optional benefit, if applicable;

7. the monthly Policy Debt Expense charge, if applicable; and

8. the monthly Death Benefit Guarantee charge, if applicable

MONTHLY PROCESSING DATE

The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.

NET PREMIUM(S)

The amount of Premium Payment remaining after the Premium Expense Charge has been deducted.

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner by transfer or succession. Typically, the Owner is an employer.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown on the Policy Schedule Page from which the following are computed:

1. Policy Year;

2. Policy Anniversary;

3. Monthly Processing Date;

4. Death Benefit Guarantee Period;

5. Issue Age of Insured; and the

6. Attained Age of the Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY GRACE PERIOD

A 61-day period after which a Policy will lapse if you do not make a sufficient payment.

POLICY VALUE

The sum of Invested Assets and Policy Debt.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction fees.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account II.

SPECIFIED AMOUNT

The amount you select, subject to minimums and underwriting requirements we establish, which is used in determining the insurance coverage on an Insured’s life.

Executive Variable Universal Life Prospectus

TARGET PREMIUM

An amount based on the Specified Amount, Death Benefit Guarantee Period, any optional benefits, and factors relating to the Insured, including but not limited to Issue Age, sex, and underwriting classification, used to compute part of the Premium Expense Charge, the Deferred Sales Charge, and the sales commission.

VALUATION DATE

Any day the New York Stock Exchange (“NYSE”) is open for trading, except for any days specified in the Policy’s prospectus and any day that a Division’s corresponding investment option does not value its shares. A Valuation Date ends when the NYSE closes.

VALUATION PERIOD

The time between the close of trading on the NYSE on a Valuation Date and the close of trading on the next Valuation Date.

Executive Variable Universal Life Prospectus

Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference in this prospectus, and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-866-464-3800. Under certain circumstances you or your financial representative may be able to obtain these documents online at www.northwesternmutual.com. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F St., NE, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for an Executive Variable Universal Life Policy free of charge upon your request. The illustrations show how the Death Benefit, Invested Assets and Cash Surrender Value for a Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Advanced Business Services Center at 1-866-464-3800.

Investment Company Act File No. 811-21933

Executive Variable Universal Life Prospectus

Appendix

Examples of the Benchmark Premium Test

The Death Benefit Guarantee prevents the Policy from terminating during the Death Benefit Guarantee Period. In order to maintain the Death Benefit Guarantee, and prevent termination of the Policy during the Death Benefit Guarantee Period, the Benchmark Premium Test must be met. In general, the Benchmark Premium Test will be met if cumulative Premiums Payments, less Principal Loan Balance (outstanding loans and interest added to principal) and cumulative withdrawals, are equal to or greater than the cumulative Death Benefit Guarantee Benchmark Premium. (See the “Benchmark Premium Test” section of the prospectus for a description of the cumulative Death Benefit Guarantee Benchmark Premium.) For all Policies with the Death Benefit Guarantee, the Benchmark Premium Test will be performed on each Monthly Processing Date during the Death Benefit Guarantee Period or until the Policy Anniversary nearest the Insured’s 121st birthday, if sooner.

If the Benchmark Premium Test is not met on a Monthly Processing Date, additional Premium Payments can be made for up to 60 days after the Monthly Processing Date to meet the Benchmark Premium Test. However, once the Benchmark Premium Test has not been met for 61 consecutive days, the Owner will be unable to reinstate the Benchmark Premium Test and the Death Benefit Guarantee will terminate.

The following examples illustrate the performance of the Benchmark Premium Test. Each example is based on a Policy with a Specified Amount of $350,000, Death Benefit Option A, Lifetime Death Benefit Guarantee Period, and an Insured with the following characteristics: Male, Issue Age 35, Premier Non-tobacco underwriting classification. The monthly Benchmark Premium in each example is $347.16, with the annual Benchmark Premium equal to $4,165.92.

THE HYPOTHETICAL VALUES SHOWN IN EACH OF THE EXAMPLES BELOW ARE FOR ILLUSTRATIVE PURPOSES ONLY AND SHOULD NOT BE INTERPRETED AS A REPRESENTATION OF THE VALUES THAT WOULD APPLY UNDER YOUR POLICY. AMONG OTHER THINGS, THE CUMULATIVE BENCHMARK PREMIUM WILL VARY BASED UPON FACTORS SUCH AS THE SPECIFIED AMOUNT AND THE CHARACTERISTICS OF THE INSURED.

Executive Variable Universal Life Prospectus

Example One: Benchmark Premium Test

In the example below, the Benchmark Premium Test is met each Policy Month because the monthly Premium Payment always equals the monthly Benchmark Premium and no loans or withdrawals are made under the Policy. Therefore, for each Policy Month illustrated below, cumulative Premium Payments always equal the cumulative Benchmark Premiums, and there are no loans or withdrawals. Thus, the Benchmark Premium Test is always met.

Policy Year	Policy Month	Monthly Premium Payment	Cumulative Premiums Paid	Cumulative Benchmark Premiums	Benchmark Premium Test*
1	1	347	347	347	Met
1	2	347	694	694	Met
1	3	347	1,041	1,041	Met
1	4	347	1,389	1,389	Met
1	5	347	1,736	1,736	Met
1	6	347	2,083	2,083	Met
1	7	347	2,430	2,430	Met
1	8	347	2,777	2,777	Met
1	9	347	3,124	3,124	Met
1	10	347	3,472	3,472	Met
1	11	347	3,819	3,819	Met
1	12	347	4,166	4,166	Met
2	13	347	4,513	4,513	Met
2	14	347	4,860	4,860	Met
2	15	347	5,207	5,207	Met
2	16	347	5,555	5,555	Met
2	17	347	5,902	5,902	Met
2	18	347	6,249	6,249	Met
2	19	347	6,596	6,596	Met
2	20	347	6,943	6,943	Met
2	21	347	7,290	7,290	Met
2	22	347	7,638	7,638	Met
2	23	347	7,985	7,985	Met
2	24	347	8,332	8,332	Met
3	25	347	8,679	8,679	Met
3	26	347	9,026	9,026	Met
3	27	347	9,373	9,373	Met
3	28	347	9,720	9,720	Met
3	29	347	10,068	10,068	Met
3	30	347	10,415	10,415	Met
3	31	347	10,762	10,762	Met
3	32	347	11,109	11,109	Met
3	33	347	11,456	11,456	Met
3	34	347	11,803	11,803	Met
3	35	347	12,151	12,151	Met
3	36	347	12,498	12,498	Met

*	Assumes that premiums are paid on the first day of each Policy Month (the Monthly Processing Date). Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and maintaining the Death Benefit Guarantee.

Executive Variable Universal Life Prospectus

Example Two: Benchmark Premium Test

In the example below, only one Premium Payment is made during the first 24 Policy Months. The Premium Payment, made on the first Monthly Processing Date, is greater than the cumulative Benchmark Premiums for the first 17 Policy Months. There are no loans or withdrawals. Accordingly, the Benchmark Premium Test is met for the first 17 Policy Months, but is not met in any future Policy Month. Even though the Owner makes a second Premium Payment in the 25th Policy Month that results in cumulative Premium Payments exceeding cumulative Benchmark Premiums in future Policy Months, the Benchmark Premium Test is not met at that time or thereafter because the Benchmark Premium Test became unavailable 61 days after the Monthly Processing Date at the beginning of the 18th Policy Month. As noted above, the Benchmark Premium Test is not available after it has not been met for 61 consecutive days, and it cannot be reinstated.

Policy Year	Policy Month	Monthly Premium Payment	Cumulative Premiums Paid	Cumulative Benchmark Premiums	Benchmark Premium Test*
1	1	6,000	6,000	347	Met
1	2	0	6,000	694	Met
1	3	0	6,000	1,041	Met
1	4	0	6,000	1,389	Met
1	5	0	6,000	1,736	Met
1	6	0	6,000	2,083	Met
1	7	0	6,000	2,430	Met
1	8	0	6,000	2,777	Met
1	9	0	6,000	3,124	Met
1	10	0	6,000	3,472	Met
1	11	0	6,000	3,819	Met
1	12	0	6,000	4,166	Met
2	13	0	6,000	4,513	Met
2	14	0	6,000	4,860	Met
2	15	0	6,000	5,207	Met
2	16	0	6,000	5,555	Met
2	17	0	6,000	5,902	Met
2	18	0	6,000	6,249	Not Met
2	19	0	6,000	6,596	Not Met
2	20	0	6,000	6,943	Not Met
2	21	0	6,000	7,290	Not Met
2	22	0	6,000	7,638	Not Met
2	23	0	6,000	7,985	Not Met
2	24	0	6,000	8,332	Not Met
3	25	6,000	12,000	8,679	Not Met
3	26	0	12,000	9,026	Not Met
3	27	0	12,000	9,373	Not Met
3	28	0	12,000	9,720	Not Met
3	29	0	12,000	10,068	Not Met
3	30	0	12,000	10,415	Not Met
3	31	0	12,000	10,762	Not Met
3	32	0	12,000	11,109	Not Met
3	33	0	12,000	11,456	Not Met
3	34	0	12,000	11,803	Not Met
3	35	0	12,000	12,151	Not Met
3	36	0	12,000	12,498	Not Met

*	Assumes no Policy loans or withdrawals. Policy loans and withdrawals decrease the likelihood of meeting the Benchmark Premium Test and maintaining the Death Benefit Guarantee.

Executive Variable Universal Life Prospectus

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

(Account)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Depositor)

720 EAST WISCONSIN AVENUE

MILWAUKEE, WI 53202

1-866-464-3800

STATEMENT OF ADDITIONAL INFORMATION

Executive Variable Universal Life

This Statement of Additional Information (“SAI”) contains additional information regarding the Executive Variable Universal Life insurance policy (the “Policy”) offered by The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2011. You may obtain a copy of the prospectus by writing or calling Northwestern Mutual at the address or phone number shown above, or by visiting the Northwestern Mutual website at www.northwesternmutual.com. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in net assets for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account II (“the Account”), and the related notes to the financial statements and the report of the independent registered public accounting firm thereon from the Account’s Annual Report to Policy Owners for the year ended December 31, 2010, are incorporated by reference into this SAI. See “Financial Statements of the Account.” No other information is incorporated by reference.

The date of this Statement of Additional Information is May 1, 2011.

B-1

DISTRIBUTION OF THE POLICY

Northwestern Mutual Investment Services, LLC (“NMIS”), our wholly company, is the principal underwriter and distributor of the Policy. NMIS is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Policy is offered on a continuous basis exclusively through our Financial Representatives, who are also registered representatives of NMIS. We do not anticipate discontinuing the offering of the Policy but we reserve the right to do so at any time.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during the last fiscal year representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2010	$5,971,518
2009	$4,658,699
2008	$4,563,438

NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, and independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2010, that are incorporated by reference into this Statement of Additional Information, and the consolidated financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP, for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

FINANCIAL STATEMENTS OF THE ACCOUNT

The financial statements of the Account, related notes and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners as of December 31, 2010, and for the year then ended are hereby incorporated by reference to Form N-30B-2 for the Account, File No. 811-21933, filed on March 11, 2011. Copies of the Account’s Annual Report may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling 1-866-464-3800, or by visiting the website www.northwesternmutual.com.

B-2

The following consolidated financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policy.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2010	2009

Assets:
Bonds	$96,829	$91,004
Mortgage loans	21,291	21,024
Policy loans	14,472	13,717
Common and preferred stocks	9,170	5,918
Real estate	1,619	1,582
Other investments	9,902	8,587
Cash and temporary investments	1,928	2,610

Total investments	155,211	144,442

Due and accrued investment income	1,732	1,632
Net deferred tax assets	1,924	2,359
Deferred premium and other assets	2,508	2,403
Separate account assets	18,663	16,344

Total assets	$180,038	$167,180

Liabilities and Surplus:
Reserves for policy benefits	$133,066	$125,025
Policyowner dividends payable	4,859	4,730
Interest maintenance reserve	811	519
Asset valuation reserve	3,250	1,843
Income taxes payable	398	288
Other liabilities	4,606	6,028
Separate account liabilities	18,663	16,344

Total liabilities	165,653	154,777

Surplus:
Surplus notes	1,750	-
Unassigned surplus	12,635	12,403

Total surplus	14,385	12,403

Total liabilities and surplus	$180,038	$167,180

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2010	2009	2008

Revenue:
Premiums	$14,252	$13,062	$13,551
Net investment income	8,306	7,772	7,835
Other income	551	532	537

Total revenue	23,109	21,366	21,923

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	6,876	6,807	6,071
Net additions to policy benefit reserves	7,950	7,178	8,491
Net transfers to (from) separate accounts	382	(40)	(102)

Total benefits	15,208	13,945	14,460

Commissions and operating expenses	2,320	2,189	2,070

Total benefits and expenses	17,528	16,134	16,530

Gain from operations before dividends and taxes	5,581	5,232	5,393

Policyowner dividends	4,861	4,715	4,547

Gain from operations before taxes	720	517	846
Income tax expense (benefit)	(224)	42	(304)

Net gain from operations	944	475	1,150
Net realized capital gains (losses)	(188)	(154)	(667)

Net income	$756	$321	$483

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2010	2009	2008

Beginning of year balance	$12,403	$12,401	$12,106

Net income	756	321	483

Change in net unrealized capital gains (losses)	1,278	503	(3,483)

Change in net deferred tax assets	(119)	(204)	(20)

Change in nonadmitted assets and other	(276)	141	(178)

Change in asset valuation reserve	(1,407)	(820)	2,664

Change in surplus notes	1,750	-	-

Change in accounting principle	-	61	829

Net increase in surplus	1,982	2	295

End of year balance	$14,385	$12,403	$12,401

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2010	2009	2008
Cash flows from operating activities:
Premiums and other income received	$10,169	$9,264	$9,379
Investment income received	8,309	7,779	7,838
Benefit payments to policyowners and beneficiaries	(7,206)	(7,122)	(6,442)
Net transfers (to) from separate accounts	(355)	66	121
Commissions, expenses and taxes paid	(1,988)	(1,644)	(2,115)

Net cash provided by operating activities	8,929	8,343	8,781

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	37,109	41,409	42,698
Common and preferred stocks	7,301	9,057	5,527
Mortgage loans	3,190	2,058	1,811
Real estate	138	460	199
Other investments	1,453	825	1,669

	49,191	53,809	51,904

Cost of investments acquired:
Bonds	42,791	53,306	46,592
Common and preferred stocks	8,970	7,408	5,121
Mortgage loans	3,488	1,411	2,659
Real estate	247	250	118
Other investments	2,350	1,658	2,712

	57,846	64,033	57,202

Disbursement of policy loans, net of repayments	755	834	1,087

Net cash applied to investing activities	(9,410)	(11,058)	(6,385)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	1,750	-	-
Net inflows (outflows) on deposit-type contracts	56	(20)	(84)
Other cash provided (applied)	(2,007)	538	(52)

Net cash provided by (applied to) financing and miscellaneous sources	(201)	518	(136)

Net increase (decrease) in cash and temporary investments	(682)	(2,197)	2,260

Cash and temporary investments, beginning of year	2,610	4,807	2,547

Cash and temporary investments, end of year	$1,928	$2,610	$4,807

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly owned subsidiary, Northwestern Long Term Care Insurance Company (together, the “Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Certain accounting practices used by the Company vary from the Accounting Practices and Procedures Manual of the NAIC with the permission of the Office of the Commissioner of Insurance of the State of Wisconsin (“permitted practices”). Permitted practices are used in situations where the NAIC does not provide accounting guidance specific to a transaction entered into by the Company or where the Company and the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”) agree that an alternative accounting practice would be more appropriate based on the Company’s circumstances.

During 2008, the Company adopted permitted practices regarding valuation of net deferred tax assets (see Note 10) and equity method accounting for the Company’s investment in Frank Russell Company common stock (see Note 11). The Company had previously been granted a permitted practice by the OCI regarding valuation of its oil and gas investments (see Note 3).

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 15 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at unpaid principal balance.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Policy loans earn interest at either a fixed rate established at the time the loan is requested by the policyowner or at a variable rate that is reset annually, with annual interest rates ranging from 5.00% to 8.00% for loans outstanding at December 31, 2010. Policy loans have no stated maturity date, with repayment of principal made at the discretion of the policyowner. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined with reference to the interest rate charged on the policy loan (“direct recognition method”). As a result, the Company considers the unpaid principal balance to approximate fair value for policy loans.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from general account claims. Policyowners bear the investment performance risk associated with variable products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in fixed rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are generally reported at fair value based primarily on quoted market prices. See Note 7 for more information about the Company’s separate accounts and Note 8 for more information about the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 for more information about the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits or left on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits are reported as premiums in the consolidated statement of operations but are not included in premiums received or benefit payments in the consolidated statement of cash flows. The Company’s annual declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statement of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from revenue in the consolidated statement of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information about the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Accrued investment income more than 90 days past due is a nonadmitted asset and reported as a direct reduction of surplus in the consolidated statement of changes in surplus. Accruals of investment income for securities that have been determined to be other-than-temporarily impaired are generally suspended. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends and distributions paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments, interest costs associated with securities lending and interest and issuance costs related to the Company’s surplus notes. See Note 3 for more information regarding net investment income. See Note 14 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information about the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information about the Company’s use of reinsurance.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Beneficiaries of the Company’s life insurance policies can choose any one of three options for payment of death benefits: (1) a single lump sum payment; (2) a payment plan consisting of a series of scheduled payments; or (3) deposit of the proceeds into an interest-bearing retained asset account (“Access Fund”). If the death benefit is $20,000 or greater and the beneficiary does not choose either of the first two options above, the proceeds will automatically be deposited into an Access Fund account on behalf of the beneficiary. The beneficiary receives negotiable drafts that they can use to access the balance in their account at their discretion.

Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. Access Fund accounts were credited with interest at annual rates ranging from 0.02% to 3.50% during 2010 and 0.03% to 3.50% during 2009. The Company does not charge beneficiaries any fee to establish or maintain an Access Fund account. Fees may be assessed for special account services such as stop-payment requests, drafts returned for insufficient funds or wire transfers.

At each of December 31, 2010 and 2009, the total of Access Fund account balances held by the Company on behalf of beneficiaries was $1.2 billion and is included in reserves for policy benefits in the consolidated statement of financial position. Funds held on behalf of Access Fund account holders are maintained in a segmented portion of the Company’s general account and are invested primarily in short-term, liquid investments, which are reported as cash and temporary investments in the consolidated statement of financial position.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $30 million and $44 million at December 31, 2010 and 2009, respectively, are included in other assets in the consolidated statement of financial position and are net of accumulated depreciation of $197 million and $171 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for IT equipment and software totaled $80 million, $83 million and $79 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. The cost of furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $7 million and $6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Realized capital gains and losses as reported in the consolidated statement of operations exclude

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

any IMR deferrals. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary investment impairments.

Unrealized capital gains and losses primarily represent changes in the fair value of common stocks and other equity investments and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s equity method share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also included in changes in unrealized capital gains and losses. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain investments are excluded from assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2010 through February 28, 2011, the date these consolidated financial statements were available to be issued. Based on this evaluation, no events occurred subsequent to December 31, 2010 that are considered material to the Company’s financial position at that date or the results of its operations for the periods then ended.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

Investments in bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) by the Securities Valuation Office (“SVO”) of the NAIC are reported at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. These ratings are subject to change based upon subsequent evaluations of credit quality by the SVO. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective method to adjust net investment income for changes in the estimated yield to maturity.

The statutory basis of accounting permits fair value disclosures for bonds to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. The Company’s disclosure of fair value for bonds is primarily based on independent pricing services or internally developed pricing models utilizing observable market data. See Note 15 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Statement value and fair value of bonds at December 31, 2010 and 2009, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2010	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,945	$531	$(196)	$8,280
States, territories and possessions	699	5	(50)	654
Special revenue and assessments	17,248	800	(144)	17,904
All foreign governments	321	49	-	370
Hybrid securities	668	30	(37)	661
Industrial and miscellaneous	69,948	4,783	(665)	74,066

Total bonds	$96,829	$6,198	$(1,092)	$101,935

December 31, 2009	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$9,726	$293	$(413)	$9,606
States, territories and possessions	860	7	(65)	802
Special revenue and assessments	14,786	611	(39)	15,358
All foreign governments	319	34	-	353
Hybrid securities	383	22	(28)	377
Industrial and miscellaneous	64,930	3,017	(1,875)	66,072

Total bonds	$91,004	$3,984	$(2,420)	$92,568

As of December 31, 2010, the Company’s investments in bonds were in a net unrealized gain position of $5.1 billion compared to a net unrealized gain position of $1.6 billion at December 31, 2009. The fair value of these securities reflects the relationship between the stated interest rate on the bonds and market interest rates at the respective reporting dates. The overall increase in fair value relative to statement value during 2010 was due primarily to reductions in market interest rates, including reductions in both risk-free market interest rates and, where relevant, market credit spreads.

Based on statement value, 90% of the Company’s bond portfolio was rated as investment-grade at each of December 31, 2010 and 2009. The investment-grade designation is based on an NAIC rating of “1” or “2”. As of December 31, 2010, the Company held below investment grade bonds with a statement value of $741 million that were previously classified as investment grade as of December 31, 2009 (“downgrades”). During 2010, the aggregate fair value of these bonds increased by $46 million. At December 31, 2010, the Company held bonds with an aggregate statement value of $207 million that were rated as investment grade at that date but had been rated as below investment grade at December 31, 2009 (“upgrades”). During 2010, the aggregate fair value of these bonds increased by $31 million. These changes in fair value included both changes in the credit circumstances of the individual issuer as well as a reduction in risk-free market interest rates and the general narrowing of credit spreads during 2010.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Statement value of bonds by NAIC rating category at December 31, 2010 and 2009 were as follows:

December 31, 2010	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,945	$-	$-	$-	$-	$-	$7,945
States, territories and possessions	679	20	-	-	-	-	699
Special revenue and assessments	17,200	14	34	-	-	-	17,248
All foreign governments	274	47	-	-	-	-	321
Hybrid securities	494	112	10	45	-	7	668
Industrial and miscellaneous	33,307	27,164	3,994	3,501	1,811	171	69,948

Total bonds	$59,899	$27,357	$4,038	$3,546	$1,811	$178	$96,829

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$9,726	$-	$-	$-	$-	$-	$9,726
States, territories and possessions	776	84	-	-	-	-	860
Special revenue and assessments	14,786	-	-	-	-	-	14,786
All foreign governments	246	73	-	-	-	-	319
Hybrid securities	249	93	26	10	-	5	383
Industrial and miscellaneous	30,525	25,465	3,821	2,849	2,093	177	64,930

Total bonds	$56,308	$25,715	$3,847	$2,859	$2,093	$182	$91,004

Statement value and fair value of bonds by contractual maturity at December 31, 2010 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment premiums.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$1,589	$1,630
Due after one year through five years	19,207	20,153
Due after five years through ten years	30,995	33,166
Due after ten years	19,683	20,740

	71,474	75,689

Mortgage-backed and structured securities	25,355	26,246

Total	$96,829	$101,935

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The tables below summarize the Company’s investments in public and private mortgage-backed and other structured securities at December 31, 2010 and 2009. On a statement value basis, 98% and 96% of the Company’s investments in these securities were rated as investment grade (rated “1” or “2” by the SVO) as of December 31, 2010 and 2009, respectively, with a significant concentration in residential mortgage-backed securities issued by government agencies. The increase in the investment grade percentage is primarily attributable to upgrades of certain commercial mortgage-backed securities (“CMBS”) holdings and sales of lower-rated securities during 2010.

December 31, 2010	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential mortgage-backed:
Government agencies	$16,517	$17,321	$-	$-	$16,517	$17,321
Other prime	1,248	1,275	-	-	1,248	1,275
Other below-prime	404	387	85	64	489	451
Commercial mortgage-backed:
Government agencies	596	588	-	-	596	588
Conduit	2,602	2,673	234	162	2,836	2,835
Re-REMIC	450	469	77	59	527	528
Collateralized debt obligations	40	33	36	26	76	59
Other commercial mortgage-backed	21	20	7	7	28	27
Other asset-backed	2,919	3,086	119	76	3,038	3,162

Total structured securities	$24,797	$25,852	$558	$394	$25,355	$26,246

December 31, 2009	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential mortgage-backed:
Government agencies	$15,835	$16,455	$1	$1	$15,836	$16,456
Other prime	1,730	1,711	22	20	1,752	1,731
Other below-prime	495	442	147	111	642	553
Commercial mortgage-backed:
Government agencies	491	480	-	-	491	480
Conduit	2,447	2,251	328	143	2,775	2,394
Re-REMIC	304	208	142	20	446	228
Collateralized debt obligations	118	60	161	24	279	84
Other commercial mortgage-backed	61	62	9	7	70	69
Other asset-backed	3,682	3,760	223	79	3,905	3,839

Total structured securities	$25,163	$25,429	$1,033	$405	$26,196	$25,834

Mortgage-backed securities issued by government agencies experienced favorable movements in fair value relative to statement value during 2010 due to declining market yields for such securities. Narrower credit spreads during 2010 on securities not backed by the U.S. government resulted in a continued increase in the market values of other mortgage-backed and structured securities. Other asset-backed securities shown above are primarily backed by credit card and automobile loans.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

As of December 31, 2010 and 2009, 91% and 84%, respectively, of the Company’s CMBS holdings were rated as investment grade (rated “1” or “2” by the SVO). Statement values of these securities by NAIC rating category and year of origination at December 31, 2010 and 2009 were as follows:

December 31, 2010	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
2010	$456	$-	$-	$-	$-	$-	$456
2009	354	-	-	-	-	-	354
2008	16	-	-	-	-	-	16
2007	480	9	-	58	23	-	570
2006	526	22	53	10	72	12	695
2005 & prior	1,813	33	49	41	28	8	1,972

Total	$3,645	$64	$102	$109	$123	$20	$4,063

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
2009	$360	$-	$-	$-	$-	$-	$360
2008	10	-	-	-	-	-	10
2007	297	147	106	90	26	2	668
2006	611	54	53	87	12	-	817
2005	445	79	48	44	20	1	637
2004 & prior	1,250	168	100	43	8	-	1,569

Total	$2,973	$448	$307	$264	$66	$3	$4,061

Sub-prime and other Below-prime Mortgage Risk

Sub-prime mortgages are residential loans to borrowers with weak credit profiles. Alt-A mortgages are residential loans to borrowers who generally have credit profiles above sub-prime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain mortgage-backed and structured securities that include exposure to sub-prime and other below-prime mortgage loans. These investments are included in bonds in the consolidated statement of financial position and generally reported at amortized cost, less any valuation adjustments. At each of December 31, 2010 and 2009, the statement value of sub-prime investments was $1 million. The statement value of Alt-A and other below-prime investments at December 31, 2010 and 2009 was $488 million and $641 million, respectively. At each of December 31, 2010 and 2009, the fair value of sub-prime investments was $1 million. The fair value of Alt-A and other below-prime investments was $451 million and $552 million, respectively. Of the Alt-A and other below-prime investments held by the Company at December 31, 2010 and 2009, 83% and 77%, respectively, were rated as investment-grade (rated “1” or “2” by the SVO).

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method. See Note 15 for more information regarding the fair value of the Company’s investments in mortgage loans.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The maximum and minimum interest rates for mortgage loans originated during 2010 were 8.15% and 4%, respectively, while these rates during 2009 were 8.5% and 5.2%, respectively. The aggregate ratio of amounts loaned to the fair value of collateral (“loan-to-value ratio”) for mortgage loans originated during 2010 and 2009 was 62% and 58%, respectively, with a maximum of 100% for any single loan during each of 2010 and 2009. Loans with a 100% loan-to-value ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced upon completion with conventional mortgage loans having a loan-to-value ratio between 50% and 70%. As of December 31, 2010 and 2009, the aggregate weighted-average loan-to-value ratio for the mortgage loan portfolio was 65% and 72%, respectively. The overall decrease in the aggregate loan-to-value ratio during 2010 was primarily the result of improving fair values for the underlying collateral based on current appraisals performed by the Company.

Fair value of the collateral securing the Company’s commercial mortgage loan portfolio is evaluated at least annually by the Company’s real estate professionals. More frequent evaluations are performed as necessary in the event of changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Private market transactions and public market alternatives are considered in determining market capitalization rates.

The aggregate ratios of amounts loaned to fair value of collateral for mortgage loans by property type as of December 31, 2010 and 2009 were as follows:

December 31, 2010	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$1,197	$2,341	$2,278	$219	$6,035
Office	1,703	2,324	1,455	200	5,682
Retail	636	2,923	1,773	190	5,522
Warehouse/Industrial	174	1,064	1,209	461	2,908
Other	90	722	224	108	1,144

Total	$3,800	$9,374	$6,939	$1,178	$21,291

December 31, 2009	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$633	$1,353	$3,448	$1,008	$6,442
Office	733	2,303	1,901	531	5,468
Retail	387	2,173	2,496	249	5,305
Warehouse/Industrial	97	754	1,130	787	2,768
Other	101	246	602	92	1,041

Total	$1,951	$6,829	$9,577	$2,667	$21,024

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The statement value of mortgage loans by contractual maturity at December 31, 2010 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment premiums.

Statement Value
Due in one year or less	$1,173
Due after one year through two years	2,064
Due after two years through five years	6,466
Due after five years through eight years	6,473
Due after eight years	5,115

$21,291

The geographic diversification of the Company’s mortgage loans by property type as of December 31, 2010 and 2009 was as follows:

December 31, 2010	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$1,785	$350	$1,523	$2,377	$-	$6,035
Office	1,842	672	1,241	1,927	-	5,682
Retail	1,928	635	1,409	1,550	-	5,522
Warehouse/Industrial	473	495	583	1,357	-	2,908
Other	189	239	448	268	-	1,144

Total	$6,217	$2,391	$5,204	$7,479	$-	$21,291

December 31, 2009	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$2,068	$364	$1,520	$2,490	$-	$6,442
Office	1,932	623	1,089	1,824	-	5,468
Retail	1,635	670	1,270	1,688	42	5,305
Warehouse/Industrial	467	491	528	1,282	-	2,768
Other	154	244	400	243	-	1,041

Total	$6,256	$2,392	$4,807	$7,527	$42	$21,024

Common and Preferred Stocks

Common stocks are generally reported at fair value. The statutory basis of accounting permits fair value for common stocks to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. The Company’s fair value for common stocks is based primarily on quoted market prices. For private common stocks without quoted market prices, fair value is based upon internally developed pricing models that utilize observable market data (such as prices for comparable public equities), external pricing sources (such as valuations by private equity firms holding controlling stakes in the underlying issuer) and cash flow modeling. The equity method is generally used to report investments in common stock of unconsolidated non-insurance subsidiaries. See Note 11 regarding statement value of the Company’s investment in Frank Russell Company common stock. See Note 15 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The statutory basis of accounting permits fair value for preferred stocks to be based on values published by the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

SVO, quoted market prices, independent pricing services or internally developed pricing models. The Company’s disclosure of fair value for preferred stocks is based primarily on internally developed pricing models. See Note 11 regarding statement value of the Company’s investments in Frank Russell Company preferred stock. See Note 15 for more information regarding the fair value of the Company’s investments in preferred stock.

When necessary, valuation adjustments are made for preferred stocks with SVO ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized capital loss. Valuation adjustments for declines in value considered to be other-than-temporary are reported as realized capital losses.

Real Estate

Real estate investments are reported at cost, less any valuation adjustments, encumbrances and accumulated depreciation of buildings and other improvements, using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is based primarily on the present value of estimated future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties).

The geographic diversification of the Company’s investments in real estate by property type as of December 31, 2010 and 2009 was as follows:

December 31, 2010	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$211	$92	$-	$184	$487
Office	81	406	149	181	817
Warehouse/Industrial	11	-	48	172	231
Other	59	-	25	-	84

Total	$362	$498	$222	$537	$1,619

December 31, 2009	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$255	$94	$35	$160	$544
Office	83	414	127	140	764
Warehouse/Industrial	12	-	49	170	231
Other	27	-	16	-	43

Total	$377	$508	$227	$470	$1,582

The Company’s home office properties are included in Midwest Office investments in the tables above and had an aggregate statement value of $260 million and $263 million at December 31, 2010 and 2009, respectively.

Other Investments

Other investments consist primarily of partnership investments (including real estate, leveraged buyout funds and other private equity limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. The partnerships, real estate joint ventures and limited liability companies are reported using the statutory equity method of accounting. The unconsolidated non-insurance subsidiaries are reported based on their audited GAAP equity. These subsidiaries primarily invest in public and private equity securities, investment grade municipal bonds and real estate joint ventures.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Statement value of other investments as of December 31, 2010 and 2009 was as follows:

	December 31,
	2010	2009
	(in millions)
Unconsolidated non-insurance subsidiaries	$5,469	$4,721
Partnerships and LLCs	3,419	2,800
Low income housing tax credit properties	465	545
Leveraged leases	310	318
Derivative instruments	(12)	14
Oil and gas investments	60	74
Other	191	115

Total	$9,902	$8,587

Oil and gas investments are reported using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This accounting method is permitted by the OCI, as the Accounting Practices and Procedures Manual of the NAIC does not provide accounting guidance for oil and gas investments.

See Note 4 regarding the Company’s use of derivatives.

Net Investment Income

The components of net investment income for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
	(in millions)
Bonds	$5,366	$4,932	$4,821
Mortgage loans	1,317	1,356	1,334
Policy loans	1,017	976	876
Common and preferred stocks	227	182	214
Real estate	210	231	263
Derivative instruments	24	19	-
Other investments	571	428	770
Amortization of IMR	37	39	35

Gross investment income	8,769	8,163	8,313
Less: investment expenses	463	391	478

Net investment income	$8,306	$7,772	$7,835

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31, 2010			For the year ended December 31, 2009			For the year ended December 31, 2008
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
		(in millions)			(in millions)			(in millions)

Bonds	$766	$(711)	$55	$1,397	$(1,412)	$(15)	$518	$(1,757)	$(1,239)
Common and preferred stocks	581	(285)	296	1,101	(695)	406	773	(1,342)	(569)
Mortgage loans	-	(32)	(32)	-	(8)	(8)	-	(2)	(2)
Real estate	54	(9)	45	232	(17)	215	82	(4)	78
Other investments	413	(535)	(122)	897	(1,402)	(505)	1,416	(1,205)	211

Subtotal	$1,814	$(1,572)	242	$3,627	$(3,534)	93	$2,789	$(4,310)	(1,521)

Less: IMR gains (losses)			396			563			(705)
Less: Capital gains tax (benefit)			34			(316)			(149)

Net realized capital gains (losses)			$(188)			$(154)			$(667)

Realized gains and losses on sales of bonds and common and preferred stock are generally the result of normal trading activity undertaken to execute the Company’s overall portfolio management strategy including asset/liability duration management, sector exposure, total return and tax optimization. Realized losses also include valuation adjustments resulting from declines in value considered to be other-than-temporary, as discussed below. Realized gains and losses for other investments are primarily due to foreign currency futures and equity futures (see Note 4 regarding the Company’s use of derivatives). During 2010, 2009 and 2008, realized losses of $119 million, $175 million and $156 million, respectively, were attributable to the sale of bonds with significant declines in credit quality. Proceeds from the sale of bond investments totaled $24 billion, $32 billion and $34 billion for the years ended December 31, 2010, 2009 and 2008, respectively.

Changes in net unrealized capital gains and losses for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Bonds	$(16)	$117	$(356)
Common and preferred stocks	1,286	903	(3,604)
Other investments	359	(316)	(831)

	1,629	704	(4,791)

Change in deferred taxes	(351)	(201)	1,308

Change in net unrealized capital gains (losses)	$1,278	$503	$(3,483)

The changes in net unrealized capital gains and losses during 2010 and 2009 were due primarily to the appreciation in the fair value of common stocks and other investments. Net unrealized capital

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

gains (losses) included ($265) million, ($311) million and ($460) million for the years ended December 31, 2010, 2009 and 2008, respectively, related to distributions made to the Company from unconsolidated non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries is reported as unrealized gains and losses under the equity method of accounting until net gains are distributed to the Company, at which time net investment income is recognized and the previously unrealized net gains are reversed.

Changes in net unrealized capital gains (losses) also includes valuation adjustments for declines in the fair value of investments held by unconsolidated non-insurance subsidiaries that were considered to be other-than-temporary.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value had temporarily declined and remained below cost as of December 31, 2010 and 2009 were as follows:

	December 31, 2010
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$14,489	$13,918	$(571)	$3,978	$3,202	$(776)
Common and preferred stocks	902	831	(71)	714	549	(165)

Total	$15,391	$14,749	$(642)	$4,692	$3,751	$(941)

	December 31, 2009
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$16,596	$15,854	$(742)	$9,415	$7,550	$(1,865)
Common and preferred stocks	1,396	1,249	(147)	1,109	813	(296)

Total	$17,992	$17,103	$(889)	$10,524	$8,363	$(2,161)

At December 31, 2010 and 2009, $470 million and $1.2 billion, respectively, of the unrealized losses for greater than 12 months were related to structured securities, primarily CMBS. During 2010, the unrealized loss on bonds for which fair value had temporarily declined and remained below cost decreased due primarily to a reduction in risk-free market interest rates and the general narrowing of credit spreads. These bonds are current on interest and principal payments and are otherwise performing according to their contractual terms. Based on the impairment review process described below, management considers these declines in fair value, as well as the declines in fair value of common and preferred stocks, to be temporary based on existing facts and circumstances.

Impairments

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify those that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in fair value is other-than-temporary include: (1) the duration and

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

extent to which fair value has been less than cost; (2) the financial condition and near-term financial prospects of the issuer; and (3) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value.

For fixed income securities, emphasis is placed on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the security until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold a security takes into consideration broad portfolio management objectives such as asset/liability duration management and issuer and industry segment exposures.

For equity securities, greater weight and consideration is given to the duration and extent of a decline in fair value and the likelihood that the fair value of the security will recover. An investment in real estate is evaluated for an other-than-temporary impairment when the fair value of the property is lower than its depreciated cost. Fixed income securities (excluding structured securities, as described below), real estate and other investments that are determined to have an other-than-temporary impairment are written down to fair value. Mortgage loans determined to have an other-than-temporary impairment are written down to net realizable value based on appraisal of the collateral property.

Effective January 1, 2008, the Company adopted Statement of Statutory Accounting Principle No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, An Amendment to SSAP No. 43 – Loan Backed and Structured Securities (“SSAP 98”). SSAP 98 required that valuation adjustments for other-than-temporary impairment of loan-backed and structured securities be based on fair value. Previous statutory accounting guidance required that such valuation adjustments be based on undiscounted future cash flows. SSAP 98 was adopted prospectively at January 1, 2008 and resulted in $90 million of additional realized capital losses during 2008 than would have been required under previous accounting guidance.

During 2009, the Company adopted Statement of Statutory Accounting Principle No. 43R, Loan Backed and Structured Securities (“SSAP 43R”). SSAP 43R superceded SSAP 98 and requires that valuation adjustments for other-than-temporary impairments of loan-backed and structured securities be based on fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted expected future cash flows of the security. The discount rate used would generally be either the effective yield at purchase or the effective yield immediately prior to the valuation adjustment. The adoption of SSAP 43R was effective September 30, 2009 and resulted in a cumulative increase to surplus of $61 million, representing the difference between other-than-temporary valuation adjustments measured using the discounted cash flow method required by SSAP 43R and the fair value measurement previously required by SSAP 98. This increase to surplus is reported as a change in accounting principle in the consolidated statement of changes in surplus for the year ended December 31, 2009.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Realized capital losses recognized due to declines in fair value of investments that were considered to be other-than-temporary were $496 million, $749 million and $960 million for the years ended December 31, 2010, 2009 and 2008, respectively, with details by asset class and sector as follows:

	For the year ended December 31,
	2010	2009	2008
Bonds, common and preferred stocks:	(in millions)
Structured securities	$(259)	$(166)	$(157)
Financial services	(65)	(69)	(366)
Consumer discretionary	(39)	(133)	(82)
Industrials	(24)	(48)	(30)
Energy	(4)	(25)	(98)
Technology	(1)	(7)	(25)
Health care	-	-	(41)
Other	-	(74)	(53)

Subtotal	(392)	(522)	(852)

Other investments:
Real estate and RE funds	(67)	(151)	(88)
Mortgage loans	(32)	(8)	-
Security partnerships	(5)	(52)	(10)
Energy holdings	-	(12)	(10)
Derivatives	-	(4)	-

Subtotal	(104)	(227)	(108)

Total	$(496)	$(749)	$(960)

The $392 million in total valuation adjustments for bonds and stocks during 2010 was comprised of $357 million for bonds and $35 million for common stocks. The $259 million of structured securities valuation adjustments recorded during 2010 included $154 million of CMBS, $28 million of collateralized debt obligation securities (“CDOs”), $11 million for residential mortgage-backed securities and $66 million for other asset-backed securities.

During 2009 these valuation adjustments included $449 million for bonds, $62 million for common stocks, and $11 million for preferred stocks. The $166 million of valuation adjustments recorded for structured securities during 2009 included $79 million of CDOs and $62 million for CMBS, including CDOs backed by CMBS.

In addition to the realized losses above, $23 million, $40 million and $77 million of other-than-temporary valuation adjustments were recognized by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2010, 2009 and 2008, respectively. The decline in equity of these subsidiaries resulting from these valuation adjustments is included in changes in net unrealized capital gains (losses) in the consolidated statement of changes in surplus.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Other-than-temporary valuation adjustments on loan-backed and structured securities for the year ended December 31, 2010, including the basis for the adjustment, were as follows:

	Amortized Cost Basis Before Other-than- Temporary Impairment	Other-than-Temporary Impairment Recognized in Loss	Fair Value
		(in millions)
Aggregate intent to sell	$-	$-	$-

Aggregate inability or lack of intent to retain investment in the security for a period of time sufficient to recover the amortized cost basis	-	-	-

Aggregate present value of cash flows expected to be collected is less than the amortized cost basis of the security	340	(189)	92

Total	$340	$(189)	$92

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

The Company manages the lending of fixed income securities directly, while the lending of equity securities was administered by a lending agent and collateral investment manager. The Company discontinued its equity lending program during 2010. At December 31, 2010 and 2009, the aggregate statement value of loaned securities was $1.3 billion and $2.9 billion, respectively, while the aggregate fair value of these loaned securities was $1.3 billion and $2.7 billion, respectively. Of the securities on loan at December 31, 2010 and 2009, substantially all were fixed income securities. The Company has established the following guidelines with respect to counterparty risk in its direct securities lending program:

•	The Company holds collateral of no less than 102% of the market value of the securities on loan plus accrued interest.

•	Collateral is marked-to-market each business day that a security is on loan.

•	Only cash, U.S. government securities, or repurchase agreements collateralized by U.S. government securities are accepted as collateral.

•	Cash collateral is reinvested only in U.S. government securities, or other highly-rated, liquid securities, including commercial paper and money-market funds

•

The aggregate market value of securities on loan to any individual counterparty is subject to a maximum of 2.5% of invested assets. Lending counterparties must be rated A- (or an equivalent) or higher.

•	At no time is the weighted average maturity of the investment collateral pool permitted to exceed the weighted average term of the securities on loan by more than 60 days.

At December 31, 2010 and 2009, securities lending collateral held by the Company was $1.3 billion and $2.9 billion, respectively, which is included in the consolidated statement of financial position in the investment asset categories in which it was reinvested, with the offsetting collateral liability of $1.3 billion and $2.9 billion, respectively, included in other liabilities in the consolidated statement of financial position. The statement value of reinvested collateral held at

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

December 31, 2010 included $928 million in bonds and $414 million in cash and temporary investments. The statement value of reinvested collateral held at December 31, 2009 included $1.3 billion in bonds and $1.6 billion in cash and temporary investments.

The following table summarizes the terms of securities loaned and the amounts of cash collateral received under securities lending agreements.

	December 31,
	2010	2009
	(in millions)

Open terms	$948	$2,261
30 days or less	400	400
31-60 days	-	90
Greater than 90 days	-	100

Total	$1,348	$2,851

Potential liquidity needs related to the return of collateral are anticipated to be met through sale of the investments purchased with the cash collateral. Additionally, liquidity needs related to the securities lending program are part of the Company’s overall asset/liability management program. As such, cash flows from both operations and investment activities, as well as the ability to draw upon the Company’s liquid assets, support any potential liquidity needs of this program. The Company’s liquid assets include cash equivalents, short-term investments, U.S. Treasury and government agency securities, other marketable fixed-income securities and publicly-traded common stocks.

The following table summarizes the term and amounts of reinvested collateral at December 31, 2010 and 2009.

	December 31,
	2010		2009
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
		(in millions)
30 days or less	$451	$452	$1,332	$1,332
31-60 days	33	33	459	460
61-90 days	59	60	103	103
91-120 days	10	10	107	108
121-180 days	72	72	502	508
181-365 days	79	79	261	261
1-2 years	419	419	90	92
2-3 years	111	111	37	37
Greater than 3 years	108	107	6	6

Total	$1,342	$1,343	$2,897	$2,907

Prior to the discontinuation of the Company’s equity securities lending program during 2010, collateral amounts were held by a trustee on behalf of the Company. Under that program, the trustee held collateral with an aggregate cost of $73 million and an aggregate fair value of $70

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

million at December 31, 2009. Because the collateral was held by a trustee, these assets are not included in the consolidated statement of financial position at that date.

The Company has also entered into securities lending arrangements for separate account investment securities, utilizing similar procedures and collateral requirements as those for general account loaned securities. At December 31, 2010 and 2009, the aggregate statement value of loaned securities held by the separate accounts was $11 million and $85 million, respectively.

Secured Funding Transaction

During 2009, the Company entered into a secured funding transaction, whereby certain mortgage-backed securities owned by the Company were deposited in a trust and pledged under an indenture as part of a borrowing arrangement with an unrelated third party. At December 31, 2010 and 2009, the aggregate statement value of the pledged securities was $1.7 billion and $2.1 billion, respectively, while the aggregate fair value of those securities was $1.5 billion and $1.4 billion, respectively. During the duration of the indenture, these assets are restricted from being sold, substituted or otherwise accessed by the Company. This transaction is reported as a secured funding under Statement of Statutory Accounting Principles No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP 91R”), and as such these securities are included in bonds in the consolidated statement of financial position.

At December 31, 2010 and 2009, the outstanding borrowings related to this funding transaction were $353 million and $600 million, respectively, which is included in other liabilities in the consolidated statement of financial position. The related indenture requires substantially all cash flows from the pledged securities to be used to pay interest and principal on the funded balance. Interest on the outstanding principal balance accrues at an annual rate of 1-month LIBOR + 1.75%. Interest expense incurred during 2010 and 2009 was $10 million and less than $100,000, respectively.

As part of the transaction, the Company entered into an unconditional agreement to repurchase the pledged securities from the trust at market value on December 29, 2011. In the unlikely event that the outstanding principal, interest and other obligations on the secured borrowing transaction exceed the market value of the pledged securities, the repurchase will not be completed on that date. Instead, the market value will be recalculated and compared to the outstanding principal, interest and other obligations on the borrowing arrangement on the last monthly payment date of each quarter thereafter, and the repurchase will be completed at market value on the first such payment date when the market value exceeds such obligations. If the repurchase has not been completed by the payment date for December 2013, it will be completed at the market value on that date. In any event, the proceeds of the repurchase will be applied to the borrowing obligations and upon satisfaction of such obligations the trust will be liquidated.

4.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are designated as either “cash flow” hedges, which mitigate the risk of variability in future cash flows associated with the asset or liability being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the asset or liability being hedged. Derivatives that qualify for hedge accounting are reported on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges that do not qualify for hedge accounting are reported at fair value.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, including the risk being hedged, the derivative used in the hedge and the methodology for assessing hedge effectiveness, which must be measured on an ongoing basis over the life of the hedge. To qualify for hedge accounting, the hedge must be “highly effective,” meaning that the changes in the fair value of cash flows of the hedging instrument must be between 80-125% of the inverse of the corresponding changes in fair value or cash flows of the hedged risk.

Fair value is the amount that the Company would expect to receive or pay in an arms-length settlement of the derivative contract as of the reporting date. The fair value of derivative instruments is based on quoted market prices, when available. In the absence of quoted market prices, fair value is estimated using third-party or internal pricing models. For derivatives reported at fair value, changes in fair value on open derivative positions are reported as an unrealized capital gain or loss. Upon maturity or termination of the derivative contract, a realized capital gain or loss is recognized.

Additionally, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible cash market investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company also uses derivatives for income generation purposes. Derivatives used for income generation purposes are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (e.g., at amortized cost or fair value). The cash premium received by the Company at the inception of the contract is deferred for accounting purposes until maturity of the contract or its exercise by the counterparty (if the term of the derivative is less than one year) or amortized over the life of the contract (if the term of the derivative is greater than one year).

Over-the-counter derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support agreements that require the daily exchange of collateral assets if credit exposure exceeds certain limits. As of December 31, 2010 and 2009, the Company held $129 million and $97 million, respectively, of collateral under these agreements. The collateral is included in cash and temporary investments in the consolidated statement of financial position, with a corresponding liability reflecting the Company’s obligation to return the collateral included in other liabilities.

Following are descriptions of the types of derivative instruments used by the Company:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting, with these instruments reported at amortized cost.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

fixed rate of interest applied to the notional amount of the contract. The Company’s use of interest rate swaps qualifies for hedge accounting, with these instruments reported at amortized cost.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on predefined terms. Prior to 2009, the Company’s use of swaptions qualified for hedge accounting, with these instruments reported at amortized cost. During 2009, the Company elected to discontinue hedge accounting for these instruments. As a result, these instruments are reported at fair value as of December 31, 2010 and 2009. Unrealized capital gains of $7 million and $26 million were recognized during 2010 and 2009, respectively, on these contracts.

Foreign currency swaps are used to mitigate the interest rate and/or foreign exchange risk for investments in bonds denominated in foreign currencies. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds for U.S. dollar-denominated payments, based on rates specified at trade inception. The Company’s use of foreign currency swaps qualifies for hedge accounting. These instruments are reported at amortized cost, with the exception of changes in fair value due to fluctuations in market currency exchange rates. Foreign currency translation gain or loss is reported as an unrealized capital gain or loss until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Foreign currency covers are used to mitigate foreign exchange risk pending settlement of executed trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. The Company’s use of foreign currency covers qualifies for hedge accounting, with foreign currency translation gain or loss recorded as an adjustment to the cost basis of the hedged security. The Company held no positions in these instruments at December 31, 2010 or 2009.

Fair Value Hedges:

Short fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Short fixed income futures obligate the Company to sell to a counterparty a specified bond at a specified price at a future date. The Company’s use of short fixed income futures contracts does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $37 million and $239 million were recognized during 2010 and 2009, respectively, on these contracts.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date. The Company’s use of foreign currency forwards does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $8 million and unrealized capital gains of $19 million were recognized during 2010 and 2009, respectively, on these contracts.

Foreign currency futures are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency futures obligate the Company to exchange a specified amount of a foreign currency with a counterparty at a specified exchange rate at a future date. The Company’s use of foreign currency futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $0 and $73 million were recognized during 2010 and 2009, respectively, on these contracts. The Company held no direct

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

positions in these instruments at December 31, 2010 or 2009.

Short total return swaps are used to mitigate market risk for investments in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. The Company’s use of total return swaps does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $8 million and unrealized capital gains of $8 million were recognized during 2010 and 2009, respectively, on these contracts.

Short equity index futures are used to mitigate market risk for investments in portfolios of common stock. Short equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract. The Company’s use of short equity index futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $2 million and unrealized capital gains of $17 million were recognized during 2010 and 2009, respectively, on these contracts.

Purchased put options are used to mitigate credit and market risk for investments in debt and equity securities issued by specific entities. Purchased put options provide the Company an option to put a specific security to a counterparty at a specified price at a future date. The Company’s use of purchased put options does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized capital gains or losses were recognized during 2010 or 2009 on these contracts. The Company held no positions in these instruments at December 31, 2010 or 2009.

Equity collars are used to mitigate market risk for investments in common stocks or other equity securities. Equity collars consist of both a purchased put option and a written call option on a specific equity security owned by the Company. The Company’s use of equity collars does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $0 and less than $1 million were recognized during 2010 and 2009, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2010 or 2009.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in other cases it does not. Credit default swaps that qualify for hedge accounting are reported at amortized cost. Swaps that do not qualify for hedge accounting are reported at fair value. Unrealized capital gains of $3 million and unrealized capital losses of $22 million were recognized during 2010 and 2009, respectively, on contracts that did not qualify for hedge accounting.

Replications:

Long fixed income futures replications are used in conjunction with cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Long fixed income futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $585 million and $1.7 billion during 2010 and 2009, respectively. Realized capital gains of $3 million and $73 million were recognized during 2010 and 2009, respectively, upon termination of these contracts.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Long total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Total return swaps are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $2 million and $7 million during 2010 and 2009, respectively. Realized capital gains of $4 million and $72 million were recognized during 2010 and 2009, respectively, on these contracts.

Long equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Long equity index futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $14 million and $0 during 2010 and 2009, respectively. Realized capital losses of $2 million and $0 were recognized during 2010 and 2009, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2010 or 2009.

Fixed income replications are used to replicate a bond investment through the use of cash market instruments combined with written credit derivatives (single-name default swaps or index credit default swaps) and/or interest rate swaps. Fixed income replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was $6 million and $2 million during 2010 and 2009. Realized capital gains of $0 and $11 million were recognized during 2010 and 2009, respectively, upon termination of these contracts.

The Company writes credit derivatives only for replication purposes and not as a participant in the credit insurance market. Single-name credit default swap (“CDS”) contracts replicate credit exposure to a specific entity and debt issue with terms to maturity of five to ten years. Upon the occurrence of a defined credit event, the Company would be required to purchase a notional amount of the reference obligation from the counterparty at par value. The Company is not aware of any credit events on outstanding CDS contracts at December 31, 2010 or 2009. The maximum amounts that the Company could potentially be required to pay on CDS contracts at December 31, 2010 and 2009 was $0 and $10 million, respectively. At December 31, 2010 and 2009, the fair value of CDS contracts outstanding was $0 and less than $1 million, respectively.

Income Generation Transactions:

Written equity call options (covered) are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. The Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a predetermined price at any time during the term of the contract. Written equity call options are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are exercised by the counterparty, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was ($10) million and ($11) million during 2010 and 2009, respectively. Realized capital gains of less than $1 million and realized capital losses of $3 million were recognized during 2010 and 2009, respectively, upon termination of these contracts. The fair value of written equity call options as of December 31, 2010 was ($39) million. The Company held no positions in these instruments at December 31, 2009.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Effect on Financial Statements:

The Company’s use of derivatives impacts both the consolidated statement of financial position and the consolidated statement of operations. The effects on the consolidated statement of financial position at December 31, 2010 and 2009 were as follows:

	December 31, 2010			December 31, 2009
	Notional Amount	Statement Value	Fair Value	Notional Amount	Statement Value	Fair Value
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts
Interest rate floors	$1,025	$12	$89	$1,025	$13	$69
Interest rate swaps	52	-	13	52	-	11
Swaptions	-	-	-	-	-	-
Foreign exchange contracts
Cross currency swaps	807	(108)	(58)	807	(86)	(55)
Foreign currency covers	-	-	-	-	-	-
Credit contracts
Credit default swaps	52	-	-	52	-	-

Total derivatives designated as hedging instruments	$1,936	$(96)	$44	$1,936	$(73)	$25

Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	$150	$-	$5	$150	$-	$(1)
Swaptions	2,157	106	106	1,871	83	83
Fixed futures	2,882	-	-	-	-	-
Foreign exchange contracts
Foreign currency forwards	1,217	2	2	595	10	10
Foreign currency futures	-	-	-	-	-	-
Equity contracts
Equity total return swaps	212	19	19	71	1	1
Equity futures	274	-	-	-	-	-
Equity options	716	(39)	(39)	-	-	-
Credit contracts
Credit default swaps	181	(4)	(4)	224	(7)	(7)

Total derivatives not designated as hedging instruments	$7,789	$84	$89	$2,911	$87	$86

Total derivatives	$9,725	$(12)	$133	$4,847	$14	$111

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. The statement value of derivatives is included in other investments in the consolidated statement of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The effects on the consolidated statement of operations for the years ended December 31, 2010, 2009 and 2008 were as follows:

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2010	2009	2008
		(in millions)
Derivatives in fair value hedging relationships:
Credit contracts
Credit default swaps	Net realized capital gains (losses)	$-	$-	$-

Total derivatives in fair value hedging relationships		$-	$-	$-

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2010	2009	2008
		(in millions)
Derivatives in cash flow hedging relationships:
Interest rate contracts
Interest rate floors	Net realized capital gains (losses)	$-	$-	$-
Interest rate swaps	Net realized capital gains (losses)	-	-	2
Swaptions	Net realized capital gains (losses)	-	-	-
Foreign exchange contracts
Cross currency swaps	Net realized capital gains (losses)	-	(3)	-
Foreign currency covers	Net realized capital gains (losses)	-	-	-

Total derivatives in cash flow hedging relationships		$-	$(3)	$2

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2010	2009	2008
		(in millions)
Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	Net realized capital gains (losses)	$-	$10	$(35)
Swaptions	Net realized capital gains (losses)	-	-	-
Fixed futures	Net realized capital gains (losses)	(28)	50	137
Foreign exchange contracts
Foreign currency forwards	Net realized capital gains (losses)	(12)	(9)	131
Foreign currency futures	Net realized capital gains (losses)	-	(171)	194
Equity contracts
Equity total return swaps	Net realized capital gains (losses)	(22)	51	(36)
Equity futures	Net realized capital gains (losses)	(25)	(321)	(58)
Equity options	Net realized capital gains (losses)	-	(2)	2
Commodity Contracts
Natural gas/crude oil swaps	Net realized capital gains (losses)	-	-	4
Credit contracts
Credit default swaps	Net realized capital gains (losses)	-	10	11

Total derivatives not designated as hedging instruments		$(87)	$(382)	$350

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2010 and 2009 were as follows:

	December 31,
	2010	2009
	(in millions)
Life insurance reserves	$118,706	$111,534
Annuity reserves and deposit liabilities	7,512	7,130
Disability and long-term care unpaid claims and claim reserves	4,098	3,938
Disability and long-term care active life reserves	2,750	2,423

Total reserves for policy benefits	$133,066	$125,025

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are based primarily on the net level premium method, using various mortality tables at interest rates ranging from 2.0% to 4.5%. As of December 31, 2010, the Company had $1.2 trillion of total life insurance in-force, including $5.5 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums can be less than net premiums because they are the result of different calculations. Gross premiums are calculated in pricing and use mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry standard mortality tables.

As of January 1, 2010, the Company implemented the preferred mortality tables associated with the 2001 CSO mortality table for the calculation of basic and deficiency reserves for term life insurance policies issued in 2006 and 2005, resulting in an $131 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2010. Because of these and other reserve adjustments made directly to surplus, the difference between reserves for policy benefits at December 31, 2010 and 2009 as shown in the consolidated statement of financial position will not equal the net additions to policy benefit reserves in the consolidated statement of financial position for the year ended December 31, 2010.

As of January 1, 2009, the Company changed the valuation basis for waiver reserves on life insurance. This change decreased the policy benefit reserve for the waiver benefit by $67 million, which was reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009. As of January 1, 2009, the Company also implemented the preferred mortality tables associated with the 2001 CSO mortality table for the calculation of deficiency reserves for term life insurance policies issued in 2008 and 2007, resulting in an $8 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2010 and 2009, the withdrawal characteristics of the Company’s general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2010	2009
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$969	$990
- at book value less surrender charge of 5% or more	502	420
- at book value without adjustment	3,895	3,692

Not subject to discretionary withdrawal	2,146	2,028

Total	$7,512	$7,130

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.1 billion and $3.9 billion at December 31, 2010 and 2009, respectively. Changes in these reserves for the years ended December 31, 2010 and 2009 were as follows:

	For the year ended December 31,
	2010	2009
	(in millions)
Balance at January 1	$3,938	$3,744

Incurred related to:
Current year	588	551
Prior years	102	130

Total incurred	690	681

Paid related to:
Current year	(21)	(20)
Prior years	(509)	(467)

Total paid	(530)	(487)

Balance at December 31	$4,098	$3,938

Changes in reserves for incurred claims related to prior years are generally the result of differences between actual and assumed claim experience.

Active life reserves for disability policies issued since 1987 are based primarily on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

During 2010, the Company recaptured previously ceded long-term care insurance business from two unaffiliated reinsurers. The Company’s reserve balances at December 31, 2010 increased by $100 million as a result of these recapture transactions, primarily related to active life reserves. See Note 9 for more information regarding this reinsurance recapture.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported as an asset in the consolidated statement of financial position.

Deferred and uncollected premiums at December 31, 2010 and 2009 were as follows:

	December 31, 2010		December 31, 2009
	Gross	Net	Gross	Net
		(in millions)

Ordinary new business	$202	$79	$185	$70
Ordinary renewal	1,932	1,601	1,850	1,539

Total deferred and uncollected premiums	$2,134	$1,680	$2,035	$1,609

7.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2010 and 2009:

	December 31,
	2010	2009
	(in millions)

Subject to discretionary withdrawal	$15,341	$13,524
Not subject to discretionary withdrawal	3,198	2,609
Non-policy liabilities	124	211

Total separate account liabilities	$18,663	$16,344

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2010 and 2009 was $119 million and $384 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. Because these benefits are only available upon the death of the annuitant or insured, reserves for these benefits are based upon NAIC-prescribed methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $15 million and $18 million attributable to GMDB at December 31, 2010 and 2009, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.7 billion, $1.2 billion and $1.4 billion during the years ended December 31, 2010, 2009 and 2008, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported as transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statement of operations for the years ended December 31, 2010, 2009 and 2008:

	For the year ended December 31,
	2010	2009	2008
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,819	$1,319	$1,619
Transfers from separate accounts	(1,437)	(1,359)	(1,721)

Net transfers to (from) separate accounts	$382	$(40)	$(102)

8.	Employee and Financial Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. In addition to these tax-qualified plans, the Company sponsors nonqualified plans, including plans that provide benefits to certain participants in excess of limits set by the Employee Retirement Income Security Act (“ERISA”) for the qualified plans. The Company’s funding policy for the tax-qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $275 million and $70 million to the qualified employee retirement plan during the years ended December 31, 2010 and 2009, respectively. The Company does not expect to make a contribution in 2011.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees contribute a portion of the cost of the health plan. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company.

During 2009, the employee retirement health plan was amended to increase the participant portion of the cost of benefits. The effect of this amendment reduced the projected benefit obligation at December 31, 2009 by $5 million and reduced net periodic benefit cost by $3 million for the year ended December 31, 2009.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Aggregate assets and projected benefit obligations of the defined benefit plans and postretirement benefit plans at December 31, 2010 and 2009, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2010	2009	2010	2009
	(in millions)
Fair value of plan assets at January 1	$2,418	$1,992	$69	$62
Changes in plan assets:
Actual return on plan assets	367	419	11	13
Company contributions	275	70	-	-
Actual plan benefits paid	(68)	(63)	(7)	(6)

Fair value of plan assets at December 31	$2,992	$2,418	$73	$69

Projected benefit obligation at January 1	$2,544	$2,368	$290	$269
Changes in benefit obligation:
Service cost of benefits earned	84	83	26	25
Interest cost on projected obligations	154	147	21	16
Projected gross plan benefits paid	(82)	(73)	(22)	(16)
Projected Medicare Part D reimbursement	-	-	1	1
Experience losses (gains)	177	19	99	-
Plan amendments	1	-	-	(5)

Projected benefit obligation at December 31	$2,878	$2,544	$415	$290

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which invests primarily in public and private common stocks and a diversified mix of corporate, government and mortgage-backed debt securities. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants.

While significant exposure to public equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The plans’ target asset allocations and the actual allocation of the fair value of the plans’ ratable share of the GASA by asset class at December 31, 2010 and 2009 were as follows:

	Target Allocation		Defined Benefit Plans		Postretirement Benefit Plans

	2010	2009	2010	2009	2010	2009

Bonds	34%	40%	32%	38%	32%	38%
Equity securities	65%	58%	66%	59%	66%	59%
Other investments	1%	2%	2%	3%	2%	3%

Total assets	100%	100%	100%	100%	100%	100%

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future salary increases. This method is consistent with the going concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries with no assumption of future salary increases. The aggregate ABO for the defined benefit plans was $2.5 billion and $2.2 billion at December 31, 2010 and 2009, respectively.

The PBO and ABO amounts above represent the estimated obligations for benefits to vested participants only, as required by the statutory basis of accounting. The additional obligations estimated for participants that have not yet vested in the defined pension plans and the postretirement plans at December 31, 2010 and 2009 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2010	2009	2010	2009
	(in millions)
PBO	$59	$73	$247	$231
ABO	39	43	-	-

The assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2010, 2009 and 2008 and for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2010	2009	2008	2010	2009	2008
Projected benefit obligation:
Discount rate	5.75%	6.25%	6.25%	5.75%	6.25%	6.25%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%

Net periodic benefit cost:
Discount rate	6.25%	6.25%	6.00%	6.25%	6.25%	6.00%
Annual increase in compensation	3.75%	3.75%	4.50%	3.75%	3.75%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming a target allocation of plan assets among asset classes, with expected returns by asset class based on long-term historical returns for each asset class. Risk is assessed by evaluating long-term historical standard deviations and correlations between asset classes.

The PBO for postretirement benefits at December 31, 2010 assumed an annual increase in future retiree medical costs of 8.0%, grading down to 5% over six years and remaining level thereafter. At December 31, 2009 the comparable assumption was for an annual increase in future retiree medical costs of 6.5% grading down to 5% over three years and remaining level thereafter. A further increase in the assumed health care cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2010 by $28 million and net periodic postretirement benefit expense for the year ended December 31, 2010 by $4 million. A decrease in the assumed health care cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2010 and net periodic postretirement benefit expense for the year ended December 31, 2010 by the same amounts.

During 2010, the Patient Protection and Affordable Care Act (“PPACA”) and the Health Care and Education Reconciliation Act of 2010, which amended certain provisions of the PPACA, were

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

signed into law. One of the provisions of the new laws created an excise tax in 2018 on health plans that have an aggregate value greater than a threshold amount. The impact on the Company’s PBO for postretirement medical benefit from this new excise tax is estimated to be an increase of $36 million, which will be included in the calculation of the plan’s January 1, 2011 obligation. A second provision of the new laws revoked the non-taxable status of the prescription drug subsidies offered to companies that maintain retiree health plans that are actuarially equivalent to the Medicare Part D benefit. The Company previously recorded deferred tax assets based on the liability for postretirement benefits without regard to the tax-free subsidy. As a result of the law change, the related deferred tax assets of $11 million were reduced as a direct adjustment to surplus for the year ended December 31, 2010 to reflect the expected future income tax on the subsidy.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2010 and 2009:

	Defined Benefit Plans		Postretirement Benefit Plans
	2010	2009	2010	2009
	(in millions)
Fair value of plan assets	$2,992	$2,418	$73	$69
Projected benefit obligation	2,878	2,544	415	290

Funded status	114	(126)	(342)	(221)

Unrecognized net experience losses	665	691	132	42
Unrecognized prior service cost	1	-	(4)	(5)
Unrecognized initial net asset	(515)	(516)	-	-
Additional minimum liability	(14)	(10)	-	-
Nonadmitted asset	(731)	(493)	-	-

Net pension liability	$(480)	$(454)	$(214)	$(184)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in estimated benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial net asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans as of January 1, 2001. The Company has elected not to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial net asset as a credit to net periodic benefit cost until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This additional liability was $14 million, $10 million and $9 million at December 31, 2010, 2009 and 2008, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statement of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The components of net periodic benefit cost for the years ended December 31, 2010, 2009 and 2008 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2010	2009	2008	2010	2009	2008
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$84	$83	$90	$26	$25	$29
Interest cost on projected obligations	154	147	147	21	16	15
Amortization of experience gains and losses	33	61	4	3	2	-
Amortization of initial net asset	(2)	(28)	-	-	-	-
Expected return on plan assets	(192)	(160)	(218)	(5)	(5)	(7)

Net periodic benefit cost	$77	$103	$23	$45	$38	$37

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2011 through 2020 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)

2011	$95	$20
2012	105	23
2013	116	25
2014	128	29
2015	142	32
2016-2020	969	221

Total	$1,555	$350

The Company also sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2010, 2009 and 2008, the Company expensed total contributions to these plans of $31 million, $30 million and $29 million, respectively. The Company also sponsors nonqualified plans that provide benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002 but has maintained a portion of the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2010 and 2009 were reported net of ceded reserves of $1.6 billion and $1.7 billion, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
	(in millions)

Direct premium revenue	$14,984	$13,910	$14,356
Premiums ceded	(732)	(848)	(805)

Net premium revenue	$14,252	$13,062	$13,551

Direct benefit expense	$15,583	$14,458	$15,027
Benefits ceded	(375)	(513)	(567)

Net benefit expense	$15,208	$13,945	$14,460

In addition, the Company received $146 million, $194 million and $184 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2010, 2009 and 2008, respectively. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this risk by dealing only with reinsurers that meet its financial strength standards, while adhering to concentration limits that would limit losses in the event of one or more reinsurer failures. Most significant reinsurance treaties contain financial protection provisions should a reinsurer’s credit rating fall below a prescribed level. There were no reinsurance recoverables at December 31, 2010 and 2009 that were considered by management to be uncollectible.

During 2010, the Company recaptured previously ceded long-term care insurance business from two unaffiliated reinsurers. The impact on the Company’s financial statements at December 31, 2010 from these recapture transactions increased investments by $67 million and policy benefit reserves by $100 million, with a resulting decrease in net income and surplus of $33 million for the year then ended.

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Bradford, Inc.
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Investment Management Company, LLC	NML – CBO, LLC
Northwestern Mutual Wealth Management Company	JYD Assets, LLC
NM Pebble Valley, LLC	NM GP Holdings, LLC
NM Investment Holdings, Inc.

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined under written tax-sharing agreements.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The major components of current income tax expense in the consolidated statement of operations for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
	(in millions)
Tax payable on ordinary income	$(33)	$52	$97
Tax credits	(185)	(43)	(122)
Increase (decrease) in contingent tax liabilities	(6)	33	(279)

Total current tax expense (benefit)	$(224)	$42	$(304)

The Company’s taxable income can vary significantly from gain from operations before taxes reported in the consolidated statement of operations due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting. The Company’s financial statement effective tax rates were 8%, 9% and 91% for the years ended December 31, 2010, 2009 and 2008, respectively.

The effective tax rate is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, changes in non-admitted deferred tax assets, certain investment transactions, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax-sharing agreements, interest accrued or released on contingent tax liabilities and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company made payments to the IRS for federal income taxes of $253 million during the year ended December 31, 2010, received federal tax refunds from the IRS of $454 million during the year ended December 31, 2009 and made payments to the IRS for federal income taxes of $72 million during the year ended December 31, 2008. Income taxes paid in 2010 and prior years of $1.1 billion are available at December 31, 2010 for refund claims in the event of future tax losses.

Federal income tax returns for 2007 and prior years are closed as to further assessment of tax. Income taxes payable in the consolidated statement of financial position represents taxes recoverable or payable at the respective reporting date, adjusted for an estimate of additional taxes that may become due with respect to tax years that remained open to examination by the IRS at the respective reporting date (“contingent tax liabilities”).

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Changes in the amount of contingent tax liabilities for the year ended December 31, 2010 were as follows (in millions):

Balance at January 1, 2010	$418

Additions based on tax positions related to the current year	-
Additions for tax positions of prior years	-
Reductions for tax positions of prior years	(6)

Balance at December 31, 2010	$412

Included in the balance at December 31, 2010 are $386 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred tax accounting for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods.

The Company recognizes interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2010, 2009 and 2008, the Company recognized $(28) million, $19 million and $(38) million, respectively, in interest-related expense (benefit). The Company had $27 million and $55 million accrued for the payment of interest at December 31, 2010 and 2009, respectively.

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2010 and 2009 were as follows:

	December 31,
	2010	2009	Change
	(in millions)

Deferred tax assets:
Policy acquisition costs	$993	$955	$38
Investments	155	226	(71)
Policy benefit liabilities	1,766	1,645	121
Benefit plan obligations	511	495	16
Guaranty fund assessments	11	11	-
Nonadmitted assets	62	69	(7)
Other	76	159	(83)

Adjusted gross deferred tax assets	3,574	3,560	14

Nonadmitted deferred tax assets	-	-	-

Admitted adjusted deferred tax assets	3,574	3,560	14

Deferred tax liabilities:
Premiums and other receivables	676	603	73
Investments	968	590	378
Other	6	8	(2)

Gross deferred tax liabilities	1,650	1,201	449

Net admitted adjusted gross deferred tax assets	$1,924	$2,359	$(435)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Adjusted gross deferred tax assets at December 31, 2010 included $3.4 billion related to temporary differences that were ordinary in nature and $0.2 billion related to temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2010 included $0.9 billion related to temporary differences that were ordinary in nature and $0.7 billion related to temporary differences that were capital in nature.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback and carryforward capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus.

On December 7, 2009, the NAIC adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes- Revised, A Temporary Replacement of SSAP No. 10 (“SSAP 10R”) effective for the years ending December 31, 2009 and 2010. In October 2010, the NAIC extended SSAP 10R through December 31, 2011and requires certain additional disclosures, including any impact on valuation of gross deferred tax assets from future tax planning strategies. The Company did not assume the benefit of future tax planning strategies in its valuation of gross deferred tax assets at December 31, 2010 and 2009.

SSAP 10R amends the calculation of admitted deferred tax assets (“DTA”) by extending the reversal period of temporary differences from one year to three years and increasing the level of surplus limitation from 10% to 15%, provided the insurer meets a minimum risk-based capital (“RBC”) level of 250%. Insurers that do not meet that minimum RBC level must calculate their admitted DTA using the statutory guidance previously in effect. At both December 31, 2010 and 2009, the Company exceeded the minimum RBC level required to use the SSAP 10R DTA admissibility methodology.

SSAP 10R further requires that gross DTAs be reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion of the DTAs will not be realized. In management’s judgment, the Company’s gross deferred tax assets will likely be realized. Accordingly, no statutory valuation allowance has been recorded. At both December 31, 2010 and 2009, the Company’s gross deferred tax assets did not exceed the limit allowed under SSAP 10R. If the Company had not qualified to use the SSAP 10R DTA admissibility methodology, the Company’s gross deferred tax assets at December 31, 2010 and 2009 would have exceeded the previous SSAP 10 limit by $97 million and $544 million, respectively, which would have reduced surplus in the consolidated statement of financial position by the same amounts compared to the result under SSAP 10R. Of these amounts, $97 million and $544 million were ordinary in nature at December 31, 2010 and 2009, respectively.

At December 31, 2008, the Company adopted a permitted practice related to the valuation of its net deferred tax assets. This permitted practice, which was effective through September 30, 2009, differed from the NAIC Accounting Practices and Procedures Manual in that it extended the reversal period of temporary differences in Statement of Statutory Accounting Principles No. 10, Accounting for Income Taxes (“SSAP 10”), from one year to three years and increased the level of surplus limitation from 10% to 15%.

If the Company had not received permission for this alternative accounting treatment, the Company’s gross deferred tax assets at December 31, 2008 would have exceeded the SSAP 10

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

limit by $844 million, which would have reduced surplus in the consolidated statement of financial position by $770 million at December 31, 2008 compared to the result under the permitted practice.

Significant components of the calculation of admitted deferred tax assets under SSAP 10R at December 31, 2010 and 2009 were as follows:

	December 31, 2010			December 31, 2009			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)			(in millions)			(in millions)
One year reversal and 10% surplus limit:
Federal taxes recoverable from taxes paid in prior years	$696	$55	$751	$894	$71	$965	$(198)	$(16)	$(214)

DTAs expected to be realized within one year	1,076	-	1,076	849	-	849	227	-	227

Remaining DTAs to be offset against DTLs	1,557	93	1,650	1,054	146	1,200	503	(53)	450

Three year reversal and 15% surplus limit:
Federal taxes recoverable from taxes paid in prior years	650	101	751	819	146	965	(169)	(45)	(214)

DTAs expected to be realized within three years	1,737	-	1,737	1,466	-	1,466	271	-	271

Remaining DTAs to be offset against DTLs	1,040	47	1,087	1,058	71	1,129	(18)	(24)	(42)

Stautory capital and surplus:
10 percent of statutory capital and surplus	N/A	N/A	1,179	N/A	N/A	977	N/A	N/A	202

15 percent of statutory capital and surplus	N/A	N/A	1,769	N/A	N/A	1,466	N/A	N/A	303

Risk-based capital levels:
Total adjusted capital	N/A	N/A	20,065	N/A	N/A	16,611	N/A	N/A	3,454
Authorized control level	N/A	N/A	2,142	N/A	N/A	1,810	N/A	N/A	332

Admitted deferred tax assets	3,330	148	3,478	2,799	217	3,016	531	(69)	462
Admitted assets	N/A	N/A	3,478	N/A	N/A	3,016	N/A	N/A	462
Adjusted statutory surplus	N/A	N/A	11,788	N/A	N/A	9,670	N/A	N/A	2,118
Total adjusted capital from DTAs	N/A	N/A	1,924	N/A	N/A	2,359	N/A	N/A	(435)

Increased amounts from use of three-year reversal and 15% surplus limit:
Admitted deferred tax assets	97	-	97	544	-	544	(447)	-	(447)
Admitted assets	N/A	N/A	97	N/A	N/A	544	N/A	N/A	(447)
Adjusted statutory surplus	N/A	N/A	97	N/A	N/A	544	N/A	N/A	(447)

11.	Frank Russell Company

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell provides investment products and services in over 40 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

At the time of acquisition, the Company received permission from the OCI for a permitted practice regarding the valuation of its equity investment in Russell, whereby all GAAP acquisition goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, was charged off from the statutory cost basis of the acquisition as a direct reduction of Company surplus. During 2008, the Company received permission from the OCI to amend the original permitted practice to be in accordance with Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), using the statutory equity method based on Russell’s audited GAAP

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

book equity, exclusive of any adjustment for Russell’s GAAP goodwill as would otherwise be required by SSAP 97. This new permitted practice was adopted as a change in accounting principle effective January 1, 2008 and resulted in an $829 million direct increase to surplus during the year ended December 31, 2008. At December 31, 2010 and 2009, the Company’s investment in Russell common stock was included in common and preferred stocks in the consolidated statement of financial position at $458 million and $154 million, respectively, compared with a fair value estimated by the Company of approximately $1.7 billion at both dates.

If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statement of financial position would have been lower by $759 million and $746 million at December 31, 2010 and December 31, 2009, respectively, and net income as reported in the consolidated statement of operations would have been lower by $14 million, $16 million and $63 million for the years ended December 31, 2010, 2009 and 2008, respectively.

During 2010, the Company received common stock dividends from Russell in the amount of $23 million, which was included in net investment income in the consolidated statement of operations. No common stock dividends were received from Russell during 2009.

During 2010, Russell entered into a revolving line of credit of up to $250 million with an unaffiliated lender, which was guaranteed by the Company. This line of credit replaced a similar agreement that had expired on April 30, 2010. During each of 2010 and 2009, the Company received payments of $2.5 million from Russell related to the guarantee of this credit facility. Russell’s borrowings under these facilities were $215 million and $180 million at December 31, 2010 and 2009, respectively.

During 2008, Russell entered into capital support agreements with money market funds it sponsors in order to assure the realizable value of $764 million of Lehman Brothers Holdings Inc. securities held by the funds. The Company guaranteed Russell’s obligations under those agreements. On January 12, 2009, the Company entered into an agreement to purchase, at par, up to $764 million of perpetual junior preferred stock and warrants issued by Russell. The junior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 10.0%, payable semi-annually. The Company purchased $110 million and $519 million of junior preferred stock and warrants under this agreement during 2010 and 2009, respectively, with the proceeds used by Russell to fulfill obligations to its sponsored funds under the capital support agreements.

During 2010, Russell sold its private equity business to an unaffiliated third party, resulting in an after-tax gain to Russell of $382 million, which is reported as an unrealized gain in the Company’s consolidated statement of changes in surplus for the year ended December 31, 2010. The after-tax proceeds of the sale were used by Russell to retire fixed income notes, junior preferred stock and warrants issued by Russell to the Company.

During 2010 and 2009, Russell redeemed $561 million and $24 million, respectively, of junior preferred stock and cancelled warrants under this agreement, leaving $44 million and $495 million of junior preferred stock and warrants outstanding at December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company held 15 million and 39 million warrants, respectively, which are subject to cancellation upon the redemption of junior preferred stock under certain circumstances. The warrants, which have exercise prices ranging from $5.33 to $7.61, would increase the Company’s ownership interest in Russell from approximately 93% to 94% if exercised prior to potential cancellation or further dilution as a result of outstanding options related to Russell’s incentive compensation plans. The Company reports the warrants held at December 31, 2010 and 2009, at a value equal to the incremental fair value attributable to the Company’s increased ownership percentage as a result of the warrant. During 2010, Russell satisfied its remaining obligations relating to the Lehman Brothers Holdings Inc. securities held by its

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

sponsored funds, and the Company has no further obligation to purchase junior preferred stock and warrants issued by Russell in connection with this obligation. The Company earned $32 million and $17 million in dividends on Russell junior preferred stock during 2010 and 2009, respectively.

In conjunction with the financing of the Russell acquisition in 1999, the Company guaranteed the repayment of $350 million of senior notes issued to third parties by Russell. During December 2008, the Company purchased, at par, perpetual senior preferred stock issued by Russell in the amount of $350 million. Russell used the proceeds of the senior preferred stock issuance to retire the senior notes upon their maturity on January 15, 2009. The senior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 8.0%, payable semi-annually. The Company earned $28 million and $27 million in dividends on Russell senior preferred stock during 2010 and 2009, respectively.

During 2008, a subsidiary of the Company sold common stock representing a 5% ownership interest in Russell to a third party, resulting in an after-tax gain that was reported as an unrealized capital gain in 2008 pending distribution of the net proceeds to the Company by the subsidiary. Those proceeds were received by the Company in 2009 and were reported in net investment income in the consolidated statement of operations for the year then ended.

The statement value of the Company’s various investments in securities issued by Russell at December 31, 2010 and 2009 were as follows:

	December 31,
	2010	2009
	(in millions)
Common stock	$458	$154
Fixed income notes	-	180
Senior preferred stock	350	350
Junior preferred stock	42	488
Warrants	2	7

Total	$852	$1,179

12.	Contingencies and Guarantees

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The terms of these guarantees range from less than one year to twenty-four years at December 31, 2010. If these affiliates or financial representatives are not able to meet their obligations or these minimum compensation payments are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees the Company has the right to recover payments made under the agreements. The maximum aggregate exposure under these guarantees was $476 million at December 31, 2010. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position.

In addition, the Company makes commitments to fund private equity investments, real estate, mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.9 billion at December 31, 2010 and were extended at market rates and terms.

The Company is engaged in various legal actions in the course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2010 and 2009.

Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses having a material effect on the Company’s financial position at December 31, 2010.

13.	Related Party Transactions

During each of 2010 and 2009, the Company transferred certain investments from its general account to unconsolidated subsidiaries as capital contributions. The aggregate statement value and fair value of investments transferred during 2010 was $449 million and $564 million, respectively. The aggregate statement value and fair value of investments transferred during 2009 was $135 million and $139 million, respectively. These capital contributions were accounted for at the lower of book value or fair value, resulting in a realized capital loss of $11 million for the year ended December 31, 2010 and no realized gain or loss for the year ended December 31, 2009.

During 2006, the Company completed a reorganization transaction whereby the Mason Street Funds, a family of mutual funds sponsored and managed by a subsidiary of the Company, were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Under the terms of the reorganization transaction, the remaining Mason Street Fund shares owned by the Company and its subsidiaries, with an aggregate fair value of $970 million, were exchanged for mutual fund shares in the successor funds of equal fair value. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their investment in the successor funds for a period of up to three years after the reorganization transaction. During 2009, the Company and its subsidiaries redeemed all of the remaining mutual fund shares in the successor funds with realized capital losses of $83 million and unrealized capital losses of $100 million, respectively, reported by the Company on these redemptions. During 2008, the Company and its subsidiaries redeemed $258 million and $40 million, respectively, of mutual fund shares in the successor funds with net realized capital gains of $27 million and unrealized capital losses of $14 million reported by the Company on these redemptions.

14.	Surplus Notes

On March 26, 2010, the Company issued Surplus Notes (“Notes”) with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. The Notes were issued at par and distributed pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the Notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. The statutory basis of accounting requires that the Company only recognize interest expense on the Notes when and to the extent that the OCI has approved the semi-annual interest payment. The Company recognized $54 million in interest expense on the Notes for the year ended December 31, 2010 upon approval of the first semi-annual interest payment due September 30, 2010.

The Bank of New York Mellon serves as the fiscal agent for the Notes. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. The Notes do not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the OCI. The Notes are not redeemable at the option of

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

any note holder. The Notes are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed, excluding accrued interest as of the date on which the Notes are to be redeemed, discounted on a semi-annual basis at the adjusted treasury rate plus 25 basis points.

No affiliates of the Company hold any portion of the Notes. The Notes are generally held of record at the Depositary Trust Company by bank custodians on behalf of investors. The largest holder of the Notes was Nippon Life Insurance Company of Japan, which held $250 million in principal at December 31, 2010.

15.	Fair Value of Financial Instruments

On December 5, 2009 the NAIC issued Statement of Statutory Accounting Principles No. 100, Fair Value Measurements (“SSAP 100”), with an effective date of December 31, 2010. SSAP 100 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (“exit price”). Previous statutory guidance allowed either exit price or entry price to be utilized in fair value measurements. At December 31, 2009, the Company utilized fair value measurement techniques similar to those required by SSAP 100. Accordingly, the adoption of SSAP 100 had no impact on the Company’s consolidated financial position or its fair value disclosures as of December 31, 2010 and 2009.

The fair value of investment assets and certain policy liabilities at December 31, 2010 and 2009 were as follows:

	December 31, 2010		December 31, 2009
	Statement Value	Fair Value	Statement Value	Fair Value
		(in millions)
Investment assets:
Bonds	$96,829	$101,935	$91,004	$92,568
Mortgage loans	21,291	22,038	21,024	19,847
Policy loans	14,472	14,472	13,717	13,717
Common and preferred stocks	9,170	10,493	5,918	7,499
Real estate	1,619	1,964	1,582	1,893
Other investments	9,902	10,765	8,587	9,320
Cash and temporary investments	1,928	1,928	2,610	2,610

Total investment assets	$155,211	$163,595	$144,442	$147,454

Liabilities:
Investment-type insurance reserves	$5,353	$4,974	$5,078	$4,714
Secured borrowing	353	349	600	585
Liabilities held under securities lending	1,349	1,349	2,852	2,852

The statutory basis of accounting allows for the fair value disclosures for bonds and certain preferred stocks, as well as statement value for common stocks and certain preferred stocks, to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

At December 31, 2010 and 2009, the fair value of bonds were generally based on independent pricing services or internally developed pricing models based on observable market data. The fair value of public common and preferred stocks were generally based on quoted market prices and the fair value of private equity securities were generally based on internally developed pricing models utilizing inputs such as public company comparables, sponsor values, and discounted cash flows. The fair value of the Company’s investment in Russell common stock is estimated using a multiple, reflective of comparable public companies, of Russell’s earnings before interest, taxes, depreciation and amortization, adjusted for debt and the Company’s holdings in Russell preferred stock. See Note 11 regarding the statement value of the Company’s investment in Russell common stock. The fair value of mortgage loans is based on estimated future cash flows discounted using market interest rates for debt with comparable credit risk and maturities. The fair value of real estate is based primarily on estimated future cash flows discounted using market interest or capitalization rates. The fair value of policy loans is based on unpaid principal balance, which approximates fair value. Other investments include: real estate joint ventures, for which fair value is based on estimated future cash flows discounted using market interest rates; other joint ventures and partnerships, for which statement value approximates fair value; investments in low income housing tax credits, for which fair value is based on estimated future tax benefits discounted using market interest rates, and derivatives, for which fair value is based on quoted market prices, where available, or third party and internally developed pricing models.

Investment-type insurance reserves only include individual fixed annuity policies, supplementary contracts without life contingencies and amounts left on deposit with the Company. The fair value of investment-type insurance reserves is based on estimated future cash flows discounted at market interest rates for similar instruments with comparable maturities. The Company’s secured borrowing is backed by pledged securities with fair values in excess of the stated value of the loan. As such, fair value of the borrowing approximates the stated value. See Note 3 for more information related to the Company’s secured borrowing. Liabilities held under the Company’s securities lending program represent the fair value of collateral assets held by the Company that are at least equal to 102% of the securities loaned. See Note 3 for more information on the Company’s securities lending program.

The statutory basis of accounting requires that certain bonds and preferred stocks, most common stocks, certain derivative instruments and most separate account assets be reported at fair value. SSAP 100 requires that estimates of fair value be categorized into three levels based on the nature of the inputs to the valuation estimates:

Level 1 – Fair value is based on quoted prices for identical assets or liabilities in active markets that are accessible to the Company. Active markets are defined as having the following characteristics: (1) many transactions; (2) current prices; (3) price quotes not varying substantially among market makers; (4) narrow bid/ask spreads; and (5) most information publicly available.

Level 2 – Fair value is based on observable market data such as quoted prices for similar assets in active markets or quoted prices for identical or similar assets in non-active markets.

Level 3 – Fair value is estimated by the Company using one or more significant unobservable inputs.

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used maximize the use of observable inputs and minimize the use of unobservable

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

inputs. There have been no changes in the valuation methodologies used at December 31, 2010 and 2009.

For purposes of statutory accounting, investments that are held at fair value at the end of the prior reporting period and are measured at fair value at the end of the current period are considered to be measured at fair value on a recurring basis. The table below presents the common stocks and separate account assets reported at fair value on a recurring basis in the consolidated statement of financial position as of December 31, 2010. Bonds rated “6” by the NAIC and preferred stocks rated “4”, “5” and “6” by the NAIC, which are reported at the lower of amortized cost or fair value, and the statement values of derivatives reported at fair value as of December 31, 2010 are considered immaterial for the purpose of this disclosure and are thereby not included below.

Investments in unconsolidated subsidiaries are excluded from common stocks reported at fair value as they are reported using the equity method.

	December 31, 2010
	Level	Level	Level
	1	2	3	Total
		(in millions)
General account common stocks	$6,981	$-	$571	$7,552
Separate accounts:
Mutual fund investments	15,574	-	-	15,574
Other benefit plan assets	16	7	1	24
Pension and postretirement assets:
Bonds	-	997	7	1,004
Public and private equities	1,785	-	14	1,799
Preferred stock	5	4	6	15
Cash and Short term securities	52	-	-	52
Other assets/liabilities	1	-	194	195

Subtotal pension and postretirement assets	1,843	1,001	221	3,065

Total	$24,414	$1,008	$793	$26,215

The Company reviews fair value measurements and the related inputs at the end of each reporting period. Whenever applicable, the Company may transfer assets reported at fair value on a recurring basis between levels based upon the quality of inputs available at the end of each reporting period. There were no material asset transfers between Level 1 and Level 2 during the year ended December 31, 2010.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The following table summarizes the changes in fair value of assets utilizing Level 3 inputs for the year ended December 31, 2010.

	For the year ended December 31, 2010
	Fair value, beginning of period	Realized investment gains/(losses)	Unrealized gains/(losses)	Purchases, sales, settlements	Transfers into/out of Level 3	Fair value, end of period
	(in millions)
General account common stocks	$664	$20	$33	$(156)	$10	$571
Separate accounts:
Other benefit plan assets	1	-	-	-	-	1
Pension and postretirement assets:
Bonds	11	1	(1)	(3)	(1)	7
Public and private equities	13	1	5	(5)	-	14
Preferred stock	2	-	-	4	-	6
Other assets/liabilities	156	7	15	16	-	194

Subtotal pension and postretirement assets	182	9	19	12	(1)	221

Total	$847	$29	$52	$(144)	$9	$793

Report of Independent Auditors

To the Board of Trustees and Policyowners of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statements of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”) as of December 31, 2010 and 2009, and the related consolidated statutory statements of operations, of changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, on the basis of accounting described in Note 1.

February 28, 2011

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account, dated March 22, 2006	Incorporated herein by reference to Exhibit (a) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Incorporated herein by reference to Exhibit (c) to Form N-6 initial Registration Statement, File No. 333-136124, filed July 28, 2006
(d)1	Northwestern Mutual Flexible Premium Variable Adjustable Life Insurance Policy, TT.EVUL. (0107)	Incorporated herein by reference to Exhibit (d)1 to Form N-6 initial Registration Statement, File No. 333-136305, filed August 4, 2006
(d)2(a)	Waiver Benefit: Payment of Selected Monthly Premium Upon Total Disability, TT.VUL.UL.SMP.(0107)	Incorporated herein by reference to Exhibit (d)2(a) to Form N-6 initial Registration Statement, File No. 333-136305, filed August 4, 2006
(d)2(b)	Waiver Benefit: Payment of Specified Monthly Charges Upon Total Disability, TT.VUL.UL.SMC.(0107)	Incorporated herein by reference to Exhibit (d)2(b) to Form N-6 initial Registration Statement, File No. 333-136305, filed August 4, 2006
(d)2(c)	Surrender of Policy Endorsement, TT.EVUL.SOPE.(0107)	Incorporated herein by reference to Exhibit (d)2(c) to Form N-6 initial Registration Statement, File No. 333-136305, filed August 4, 2006
(d)2(d)	Endorsement Regarding Qualification Of Variable Life Policy As A Life Insurance Contract, AMDT.FLSF.(0199)	Incorporated herein by reference to Exhibit (d)2(d) to Form N-6 initial Registration Statement, File No. 333-136305, filed August 4, 2006
(d)2(e)	Surrender of Policy Endorsement, TT.EVUL.SOPE.(0408)	Incorporated herein by reference to Exhibit (d)2(e) to Form N-6 Post-Effective Amendment No. 2, File No. 333-136305, filed April 24, 2008.
(e)	Northwestern Mutual Life Insurance Application, 90-1 L.I.(0198) with Application Supplement, (90-1.EVUL.Supp.(0107)	Incorporated herein by reference to Exhibit (e) to Form N-6 initial Registration Statement, File No. 333-136305, filed August 4, 2006
(f)1	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Incorporated herein by reference to Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18, File No. 2-89972, filed April 26, 1996
(f)2	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Incorporated herein by reference to Exhibit (f) to Form N-6 Post-Effective Amendment No. 8, File No. 333-36865, filed February 28, 2003
(g)	Form of Reinsurance Agreement	Exhibit (g) to Form S-6 Post-Effective Amendment No. 9 for Northwestern Mutual Variable Life Account, File No. 33-89188, filed February 28, 2003
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed on April 28, 2005
(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (h)1(a)(2) to Form N-6 Registration Statement, File No. 333-136124, filed on July 28, 2006

(h)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Incorporated herein by reference to Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-136124, filed December 13, 2006
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed on April 28, 2005
(h)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Incorporated herein by reference to Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, File No. 333-136124, filed December 13, 2006
(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Incorporated herein by reference to Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66, File No. 2-29240, filed on April 28, 2005
(h)(c)(2)	Form of Administrative Services Agreement	Incorporated herein by reference to Exhibit (b)(8)(f) to Form N-4 Post-Effective Amendment No. 17, File No. 333-72913, filed on April 20, 2007
(h)(d)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed on August 8, 2006
(h)(d)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Incorporated herein by reference to Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1, File No. 333-133380, filed on August 8, 2006
(i)	Not Applicable
(j)(a)	Form of Participation Agreement	Incorporated herein by reference to Exhibit (b)(8)(g) to Form N-4 Post-Effective Amendment No. 17, File No. 333-72913, filed on April 20, 2007
(j)(b)	Form of Shareholder Information Agreement	Incorporated herein by reference to Exhibit (b)(8)(h) to Form N-4 Post-Effective Amendment No. 17, File No. 333-72913, filed on April 20, 2007
(j)(c)	Power of Attorney	Filed herewith
(j)(d)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 20, 2011	Filed herewith
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP dated April 20, 2011	Filed herewith

(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures	Incorporated herein by reference to Exhibit (q) to Form N-6 Post-Effective Amendment No.5, File No. 333-136124, filed April 21, 2011

Item 27. Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2011

Name	Business Address

Facundo L. Bacardi	Chairman Bacardi Limited c/o Apache Capital 133 Sevilla Avenue Coral Gables, FL 33134

John N. Balboni	Senior Vice President & CIO International Paper 6400 Poplar Avenue Memphis, TN 38197

David J. Drury	President Poblocki Sign Company LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	President and Chairman of the Board Arzu 77 Stone Gate Lane Lake Forest, IL 60045

David A. Erne	Of Counsel Reinhart Boerner Van Deuren, sc 9590 North Upper River Road River Hills, WI 53217

James P. Hackett	President and CEO Steelcase, Inc. 901 - 44th Street Grand Rapids, MI 49508

Hans Helmerich	President & CEO Helmerich & Payne, Inc. 1437 S. Boulder Avenue Tulsa, OK 74119-3609

Dale E. Jones	Vice Chairman Heidrick & Struggles 2001 Pennsylvania Avenue, NW Suite 925 Washington, DC 20006

Margery Kraus	President & CEO APCO Worldwide 700 12th Street, NW Suite 800 Washington, DC 20005

David J. Lubar	President & CEO Lubar & Co. 700 N. Water Street Suite 1200 Milwaukee, WI 53202

Ulice Payne, Jr.	President & CEO Addison-Clifton, LLC 13555 Bishops Court Suite 245 Brookfield, WI 53005

Gary A. Poliner	President and Chief Risk Officer Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

John E. Schlifske	Chairman and CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

H. Mason Sizemore, Jr.	Retired President & COO The Seattle Times 2054 N.W. Blue Ridge Drive Seattle, WA 98177

Peter M. Sommerhauser	Attorney Godfrey & Kahn, SC 780 North Water Street Milwaukee, WI 53202-3590

Mary Ellen Stanek	Managing Director & Chief Investment Officer Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue

Timothy W. Sullivan	President & CEO Bucyrus International 6744 South Howell Avenue Oak Creek, WI 53154

S. Scott Voynich	Managing Partner Robinson, Grimes & Company, PC 5637 Whitesville Road (31904) P. O. Box 4299 (31914) Columbus, GA 31914

Barry L. Williams	Retired Managing General Partner Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Benjamin F. Wilson	Managing Principal Beveridge & Diamond, P.C. 1350 I Street, NW Suite 700 Washington, DC 20005

Edward J. Zore	Retired ChairmanNorthwestern Mutual 777 E. Wisconsin Avenue Suite 3005 Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of April 1, 2011

Name	Title

John E. Schlifske	Chairman and Chief Executive Officer
Sandra L. Botcher	Vice President (Enterprise Risk Assurance)
Michael G. Carter	Vice President & Chief Financial Officer
Eric P. Christophersen	Vice President (Wealth Management)
Jefferson V. DeAngelis	Senior Vice President (Public Markets)
Mark G. Doll	Executive Vice President & Chief Investment Officer
Christina H. Fiasca	Senior Vice President (Agency Services)
Timothy J. Gerend	Vice President (Compliance/Best Practices)
John M. Grogan	Senior Vice President (Financial Planning & Product Delivery)
Thomas C. Guay	Vice President (New Business)
Gary M. Hewitt	Vice President & Treasurer (Treasury & Investment Operations)
J. Chris Kelly	Vice President and Controller
Jean M. Maier	Executive Vice President (Enterprise Operations and Technology)
Raymond J. Manista	General Counsel & Secretary
Meridee J. Maynard	Senior Vice President (Product Distribution)
Gregory C. Oberland	Executive Vice President (Insurance and Investment Products)
Kathleen A. Oman	Vice President (Policyowner Services)
Gary A. Poliner	President and Chief Risk Officer

Steven M. Radke	Vice President (Government Relations)
David R. Remstad	Vice President and Chief Actuary
Marcia Rimai	Executive Vice President and Chief Administrative Officer
Calvin R. Schmidt	Vice President (Investment Product Operations)
Todd M. Schoon	Executive Vice President (Agencies)
David W. Simbro	Vice President (Life Product)
Paul J. Steffen	Vice President (Agencies)
Conrad C. York	Vice President (Marketing)
Todd O. Zinkgraf	Vice President (Enterprise Solutions)

OTHER OFFICERS – As of December 1, 2010

Employee	Title

Gregory A. Gurlik	Senior Actuary
Donald C. Kiefer	VP-Actuary
James Lodermeier	Senior Actuary
Robert G. Meilander	VP-Corporate Actuary
Ted A. Matchulat	Director Product Compliance
Jon K. Magalska	Senior Actuary
Arthur V. Panighetti	VP-Actuary
Chris G. Trost	Senior Actuary
P. Andrew Ware	VP-Actuary

Mark S. Bishop	Regional VP-Field Supervision
Jennifer L. Brase	VP-Agency Development
Somayajulu Durvasula	Regional VP-Field Supervision
Mark J. Gmach	Regional VP-Field Supervision
David D. Kiecker	Regional VP-Field Supervision
Steven C. Mannebach	VP-Agency Development
Daniel J. O’Meara	VP-Agency Development
Charles J. Pendley	VP-Agency Development
Michael E. Pritzl	VP-Agency Development

Martha M. Kendler	Director-Annuity & Income Market
Jeffrey J. Niehaus	Director-Business Retirement Markets
David G. Stoeffel	VP-Annuity & Investment Products
Kellen A. Thiel	Director-Managed Products
Brian D. Wilson	Director-IPS Marketing & Sales
Robert J. Wright	Director-IPS Strategic Partnerships Product Support

Robert J. Johnson	Director-Compliance Oversight and Review
James M. Makowski	Asst. Director-Marketing Materials Compliance
Timothy Nelson	Director-Market Conduct

Jason T. Anderson	Asst. Director-Tax
Gwen C. Canady	Director-Corporate Reporting
Barbara E. Courtney	Director-Mutual Fund Accounting
Walter M. Givler	VP-Accounting Policy
David K. Nunley	VP-Tax
Stephen R. Stone	Director-Investment Accounting

Rick T. Zehner	VP-Special Projects

Employee	Title
Laila V. Hick	Director-Field Supervision
Daniel A. Riedl	VP-Field Distribution Policies & Administration
Alexander D. Schneble	Director-Field Distribution Policies & Administration

Robyn S. Cornelius	Director-Distribution Planning
Richard P. Snyder	Director-Field Compensation

Pency P. Byhardt	VP-Field Services & Support
Karla D. Hill	Asst. Director-CL&R Operations
Joanne M. Migliaccio	Director-Field Services & Support
Lisa A. Myklebust	Director-Network Office Operations
Matthew T. Sauer	Director-Field Technology

Thomas R. Anderson	Director-Financial Security
Rebekah B. Barsch	Director-Retirement Markets
Barbara A. Bombaci	Director-Advanced Planning
Kenneth P. Elbert	Director-Advanced Planning
Daniel R. Finn	Director-Advanced Planning
William F. Grady, IV	Director-Advanced Planning
Debra L. Hagan	Director-Administration/Operations FSP
Laura J. Hauschild	Director-Retirement Markets
Patrick J. Horning	Director-Advanced Planning
Meg E. Jansky	Director-Financial Planning & Product Deliver
John E. Muth	Director-Advanced Planning
John K. O’Meara	Director-Advanced Planning
Brent A. Ritchey	Director-Advanced Planning
William H. Taylor	VP-Advanced Financial Security Planning
Stanford A. Wynn	Director-Advanced Planning

Don P. Gehrke	Director-ICS Investment Operations
David Harley	Director-IPS Operations
Patricia J. Hillmann	Director-Annuity Customer Service
Todd M. Jones	Director-IPS Finance

Employee	Title
Kevin J. Konopa	Director-Business Systems Team
Sarah R. Schneider	Director-Annuity Operations
Jeffrey B. Williams	NMIS and WMC Chief Compliance Officer

Michael S. Bula	Asst. General Counsel & Asst. Secretary
Thomas B. Christenson	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel
James R. Eben	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
Gerald E. Fradin	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Kevin M. Gleason	Asst. General Counsel & Asst. Secretary
Gregory Johnson	Asst. General Counsel & Asst. Secretary
James A. Koelbl	Asst. General Counsel & Asst. Secretary
Steven J. LaFore	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
Richard E. Meyers	Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy	Asst. General Counsel & Asst. Secretary
David K. Nelson	Asst. General Counsel & Asst. Secretary
Michelle Nelson	Asst. General Counsel & Asst. Secretary
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Harvey W. Pogoriler	Asst. General Counsel & Asst. Secretary
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary

Employee	Title
Tammy M. Roou	VP & Insurance & Distribution Counsel
Kathleen H. Schluter	VP & Tax Counsel
Rodd Schneider	VP & Litigation Counsel
Mark W. Smith	Assoc. General Counsel & Asst. Secretary
John M. Thompson	Asst. General Counsel & Asst. Secretary
John W. Warren	Asst. General Counsel & Asst. Secretary
Catherine A. Wilbert	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary

Jason R. Handal	Director-Specialty Markets
Todd L. Laszewski	Director-Life Product Development
William Brian Henning	Director-Competitive Intelligence
Jane Ann Schiltz	VP-Business Markets

Carrie L. Bleck	Director-Policyowner Services
Travis T. Piotrowski	Director-Policyowner Services
Diane P. Smith	Asst. Director-Policyowner Services
Natalie J. Versnik	Director-Policyowner Services
Michael D. Zelinski	Director Policyowner Services

Karla J. Adams	Director-Investment Risk Management
James A. Brewer	Director-Investment Planning
Donald Forecki	Director-Investment Operations, Asst. Secretary
Karen A. Molloy	Director-Banking & Cash Management, Asst. Treasurer
Michael S. Treptow	Director-Investment Performance Management

Shanklin B. Cannon	Medical Director
Kurt P. Carbon	Director-Life Lay Standards
Wayne F. Heidenreich	Medical Director
Paul W. Skalecki	VP-Underwriting Standards

Mark J. McLennon	VP-Investment Advisory Services

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28. Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of March 31, 2011 are set forth on pages C-11 through C-12. In addition to the subsidiaries set forth on pages C-11 through C-12, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A
2.	NML Variable Annuity Account B
3.	NML Variable Annuity Account C
4.	Northwestern Mutual Variable Life Account
5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE1

(as of March 31, 2011)

Legal Entity Name	Domestic Jurisdiction	Owner %
Operating Subsidiaries
Northwestern Mutual Capital Limited (2)	United Kingdom	100.00
Mason Street Advisors, LLC (2)	Delaware	100.00
Northwestern Investment Management Company, LLC (2)	Delaware	100.00
Northwestern Long Term Care Insurance Company (2)	Wisconsin	100.00
Northwestern Mutual Investment Services, LLC (2)	Wisconsin	100.00
Northwestern Mutual Wealth Management Company (2)	United States	100.00
Frank Russell Company (3)	Washington	92.71

All Other Subsidiaries
100 East Wisconsin Avenue Joint Venture (2)	Wisconsin	100.00
1100 Arlington Heights Road, LLC (2)	Delaware	100.00
31 Ogden, LLC (2)	Delaware	100.00
3412 Exchange, LLC (2)	Delaware	100.00
AFE Brentwood Park, LLC (2)	Delaware	100.00
Amber, LLC (2)	Delaware	100.00
Arbor Lake Village Apartments Limited Liability Company (2)	Delaware	100.00
Arbor Oaks Ltd. (2)	Florida	100.00
Baraboo, Inc. (2)	Delaware	100.00
Bayridge, LLC (2)	Delaware	100.00
Bishop Square, LLC (2)	Delaware	100.00
Bradford, Inc. (2)	Delaware	100.00
Brendan International Sales, Inc. (2)	U.S. Virgin Islands	100.00
Brookarbor Joint Venture(2)	Illinois	100.00
Burgundy, LLC (2)	Delaware	100.00
Chateau, LLC (2)	Delaware	100.00
Coral, Inc. (2)	Delaware	100.00
Cortona Holdings, LLC (2)	Delaware	100.00
Fairfield Potomac Club LLC (2)	Delaware	100.00
Fairfield West Deer Park LLC (2)	Delaware	100.00
Foxkirk, LLC (2)	Delaware	100.00
Group Liquidation Corp. (2)	New Mexico	100.00
Hazel, Inc. (2)	Delaware	100.00
Higgins, Inc. (2)	Delaware	100.00
Highbrook International Sales, Inc. (2)	U.S. Virgin Islands	100.00
Hobby, Inc. (2)	Delaware	100.00
Hollenberg 1, Inc. (2)	Delaware	100.00
Jacksonville Concourse II, LLC(2)	Delaware	100.00
Jacksonville Concourse III, LLC(2)	Delaware	100.00
Jacksonville Concourse, LLC (2)	Delaware	100.00
Juleen, LLC (2)	Delaware	100.00
Justin International FSC, Inc. (2)	U.S. Virgin Islands	100.00
JYD Assets LLC (2)	Delaware	100.00
Klode, Inc. (2)	Delaware	100.00
Kristiana International Sales, Inc. (2)	U.S. Virgin Islands	100.00

Lake Bluff, Inc. (2)	Delaware	100.00
Logan, Inc. (2)	Delaware	100.00
Lydell, Inc. (2)	Delaware	100.00
Maroon, Inc. (2)	Delaware	100.00
Mason & Marshall, Inc. (2)	Delaware	100.00
Millbrook Apartments Associates L.L.C. (2)	Virginia	100.00
Mitchell, Inc. (2)	Delaware	100.00
Model Portfolios, LLC (2)	Delaware	100.00
N.M. Albuquerque, Inc. (2)	New Mexico	100.00
New Arcade, LLC (2)	Wisconsin	100.00
New Street Joint Venture (2)	Illinois	100.00
Nicolet, Inc. (2)	Delaware	100.00
NM BSA, LLC (2)	Delaware	100.00
NM Cancer Center GP, LLC (2)	Delaware	100.00
NM DFW Lewisville, LLC (2)	Delaware	100.00
NM F/X, LLC (2)	Delaware	100.00
NM GP Holdings, LLC (2)	Delaware	100.00
NM Harrisburg, Inc. (2)	Pennsylvania	100.00
NM Imperial, LLC (2)	Delaware	100.00
NM Investment Holdings, LLC (2)	Delaware	100.00
NM Lion, LLC (2)	Delaware	100.00
NM Majestic Holdings, LLC (2)	Delaware	100.00
NM Pebble Valley LLC (2)	Delaware	100.00
NM RE Funds, LLC (2)	Delaware	100.00
NM Regal, LLC (2)	Delaware	100.00
NM Twin Creeks GP, LLC (2)	Delaware	100.00
NML Clubs Associated, Inc. (2)	Wisconsin	100.00
NML Development Corporation (2)	Delaware	100.00
NML Real Estate Holdings, LLC (2)	Wisconsin	100.00
NML Securities Holdings, LLC (2)	Wisconsin	100.00
NML-CBO, LLC (2)	Delaware	100.00
NMRM Holdings, LLC (2)	Delaware	100.00
North Van Buren, Inc. (2)	Delaware	100.00
Northwestern Ellis Company (2)	Nova Scotia	100.00
Northwestern Mutual Capital GP II, LLC (2)	Delaware	100.00
Northwestern Mutual Capital GP, LLC (2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP (2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP (2)	Delaware	100.00
Northwestern Mutual Series Fund, Inc. (4)	Maryland	100.00
NS Lafayette PA Limited Partnership (2)	Delaware	100.00
NS Lafayette, LLC (2)	Delaware	100.00
NW Pipeline, Inc. (2)	Texas	100.00
Olive, Inc. (2)	Delaware	100.00
Osprey Links, LLC (2)	Delaware	100.00
Park Ridge Corporate Center, LLC (2)	Delaware	100.00
Piedmont Center, 1-4 LLC (2)	Delaware	100.00
Piedmont Center, 15 LLC (2)	Delaware	100.00
RE Corp. (2)	Delaware	100.00

Regina International Sales, Inc. (2)	U.S. Virgin Islands	100.00
Russet, Inc. (2)	Delaware	100.00
Scotty, LLC (2)	Delaware	100.00
Solar Resources, Inc. (2)	Wisconsin	100.00
Stadium and Arena Management, Inc. (2)	Delaware	100.00
Travers International Sales, Inc. (2)	U.S. Virgin Islands	100.00
Tupelo, Inc. (2)	Delaware	100.00
Two Con Holdings, LLC (2)	Delaware	100.00
Two Con SPE, LLC (2)	Delaware	100.00
Two Con, LLC (2)	Delaware	100.00
Villas of St. Johns L.L.C. (2)	Florida	100.00
Walden OC, LLC (2)	Delaware	100.00
Warren Corporate Center, LLC (2)	Delaware	100.00
West Huron Joint Venture (2)	Washington	100.00
White Oaks, Inc. (2)	Delaware	100.00
Windwood Drive Ann Arbor, LLC (2)	Delaware	100.00

(1)

Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2010, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company, which includes registered investment advisers and registered investment companies.

(2)	Subsidiary included in the consolidated financial statements.

(3)	Subsidiary files separate financial statements.

(4)

Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Commodities Return Strategy Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 29. Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “ Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30. Principal Underwriters

(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS also acts as the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account (811-3989).

(b) As of April 1, 2011, the directors and officers of NMIS are as follows:

Name	Position

Jason T. Anderson	Assistant Treasurer
Mark S. Bishop	Regional Vice President, Field Supervision
Pency Byhardt	Vice President, Field Services and Support
Michael G. Carter	Director
Somayajulu V. Durvasula	Regional Vice President, Field Supervision
Susan M. Emmer	Field Education Manager
Michael S. Ertz	Vice President, Field Vertical Growth
Christina H. Fiasca	Senior Vice President, Agency Services
Anne A. Frigo	Director, Insurance Products Compliance
Don P. Gehrke	Director, Retail Investment Operations

Timothy J. Gerend	Vice President, Compliance/Best Practices
Mark J. Gmach	Regional Vice President, Field Supervision
David A. Granger	Assistant Director, Human Resources
Mark A. Gregory	Assistant Director, NMIS Compliance
John M. Grogan	Director, Senior Vice President, Financial Planning and Product Delivery
Thomas C. Guay	Vice President, Variable Underwriting & Issue
Jason R. Handal	Director, Specialty Markets
David P. Harley	Director, Retail Investment Operations
Laila V. Hick	Director, Field Supervision Standards
Karla D. Hill	Assistant Director, Contract, License and Registration Operations
Patricia J. Hillman	Director, Annuity Customer Services
Dean M. Hopp	Assistant Director, IPS Product Lines and Municipal Funds Securities Limited Principal
Diane B. Horn	NMIS Anti-Money Laundering Compliance Officer
Robert J. Johnson	Director, Compliance/Best Practices
Todd M. Jones	Treasurer, Financial and Operations Principal
David D. Kiecker	Regional Vice President, Field Supervision
Sharen L. King	Director, Practice Management & Field Training
Steven J. LaFore	Assistant Secretary
Dwight Larkin	Assistant Director- Retail Investment Services & Registered Options and Securities Futures Principal, Municipal Securities Principal, MSRB Primary Contact
Todd L. Laszewski	Director, Life Product Development
Arleen J. Llewellyn	Director, IPS Business Integration
Jean M. Maier	Senior Vice President, Insurance Operations
James M. Makowski	Assistant Director, Marketing Materials Compliance
Steven C. Mannebach	Vice President, Agency Development
Mac McAuliffe	National Sales Director
Mark E. McNulty	Assistant Director, Compliance Assurance
Joanne M. Migliaccio	Director, Contract, License and Registration
Michael J. Mihm	Director, IPS Business Development
Benjamin N. Moen	Regional Vice President, Sales
Jennifer W. Murphy	Secretary
Timothy D. Nelson	Director, Compliance/Best Practices
Jeffrey J. Niehaus	Director, Business Markets
Jennifer O’Leary	Assistant Treasurer
Kathleen A. Oman	Vice President, Variable Life Servicing
Michael J. Patkunas	Regional Vice President, Sales
John J. Piazza	Regional Vice President, Sales
Georganne K. Prom	New Business Variable Life Compliance Coordinator
Daniel A. Riedl	Senior Vice President and Chief Operating Officer
Marcia Rimai	Director
Robin E. Rogers	Assistant Director, Contract, License & Registration
Russell R. Romberger	Regional Vice President, Sales
Jeffrey P. Schloemer	Assistant Director, Compliance Oversight & Review
Calvin R. Schmidt	Director, President and CEO
Alexander D. Schneble	Director, NMIS Administration
Sarah R. Schneider	Director, Annuity Operations
Todd M. Schoon	Director, Executive Vice President, Agencies
David W. Simbro	Vice President, Life Product
Todd W. Smasal	Director, Human Resources
Richard P. Snyder	Director, Compensation Services
Michael C. Soyka	Regional Vice President, Sales
Paul J. Steffen	Vice President, Agencies
Steven H. Steidinger	Director, Variable Life Products
Carol A. Stilwell	POS Variable Life Compliance Coordinator
David G. Stoeffel	Vice President, Annuity and Investment Products
Christine L. Szafranksi	Assistant Director, Market Conduct
William H. Taylor	Vice President, Advanced Financial Security Planning

Kellen A. Thiel	Director, Personal Investment Markets
Gwendolyn K. Weithaus	Assistant Director, NMIS Compliance
Alan M. Werth	Third Party Sales Consultant
Jeffrey B. Williams	Vice President and Chief Compliance Officer, NMIS Compliance, FINRA Executive Representative
Brian D. Wilson	Director, Marketing and Sales
Robert J. Wright	Director, Strategic Partnerships and Product Support

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) NMIS, the principal underwriter, received $5,971,518 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31. Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32. Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33. Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable adjustable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account II, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 21st day of April, 2011.

NORTHWESTERN MUTUAL VARIABLE LIFE
ACCOUNT II (Registrant)

By	THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	General Counsel and Secretary		Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 21st day of April, 2011.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	General Counsel and Secretary		Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

Chairman, Trustee and
/s/ JOHN E. SCHLIFSKE	Chief Executive Officer;
John E. Schlifske	Principal Executive Officer

/s/ MICHAEL G. CARTER	Chief Financial Officer and
Michael G. Carter	Principal Financial Officer

/s/ John C. Kelly	Vice President and Controller;
John C. Kelly	Principal Accounting Officer

/s/ Facundo L. Bacardi*	Trustee
Facundo L. Bacardi

/s/ John N. Balboni*	Trustee
John N. Balboni

/s/ David J. Drury*	Trustee
David J. Drury

/s/ Connie K. Duckworth*	Trustee
Connie K. Duckworth

/s/ David A. Erne*	Trustee
David A. Erne

/s/ James P. Hackett*	Trustee
James P. Hackett

/s/ Hans Helmerich*	Trustee
Hans Helmerich

/s/ Dale E. Jones*	Trustee
Dale E. Jones

/s/ Margery Kraus*	Trustee
Margery Kraus

/s/ David J. Lubar*	Trustee
David J. Lubar

/s/ Ulice Payne, Jr.*	Trustee
Ulice Payne, Jr.

/s/ Gary A. Poliner*	Trustee
Gary A. Poliner

/s/ John E. Schlifske*	Trustee
John E. Schlifske

/s/ H. Mason Sizemore, Jr.*	Trustee
H. Mason Sizemore, Jr.

/s/ Peter M. Sommerhauser*	Trustee
Peter M. Sommerhauser

/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek

/s/ Timothy W. Sullivan*	Trustee
Timothy W. Sullivan

/s/ S. Scott Voynich*	Trustee
S. Scott Voynich

/s/ Barry L. Williams*	Trustee
Barry L. Williams

/s/ Benjamin F. Wilson*	Trustee
Benjamin F. Wilson

*By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Attorney in fact,
pursuant to the Power of Attorney filed herewith.

Each of the signatures is affixed as of April 21, 2011

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 7 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II

Exhibit	Description
(j)(c)	Power of Attorney	Filed herewith
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 20, 2011	Filed herewith
(n)	Consent of PricewaterhouseCoopers LLP dated April 20, 2011	Filed herewith